UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
______________________

Filed by the Registrant	☒	Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

10x Genomics, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i) and 0-11.

April 26, 2024
To Stockholders of 10x Genomics, Inc.:
Our 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) will be held on Tuesday, June 11, 2024 at 1:30 p.m. PDT. The 2024 Annual Meeting will be conducted exclusively online via a live webcast. You will be able to attend the meeting, submit your questions online during the meeting and vote your shares electronically at the meeting by visiting https://web.lumiconnect.com/213535898. Because the meeting is completely virtual and being conducted via the Internet, stockholders will not be able to attend the meeting physically in person. The attached notice and proxy statement describe the formal business to be transacted at the meeting.
Whether or not you attend the virtual 2024 Annual Meeting, it is important that your shares be represented and voted at the meeting. Therefore, I urge you to vote promptly and submit your proxy via regular mail, online or by telephone. The 2024 Annual Meeting is being held so that stockholders may consider:
Proposal One: the election of the Class II director listed in the accompanying proxy statement, to serve a three-year term expiring at the 2027 annual meeting of stockholders or until such director's successor is duly elected and qualified or until such director's earlier death, resignation, disqualification or removal;
Proposal Two: the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
Proposal Three: the approval of an amendment to our amended and restated bylaws such that the bylaws may be amended by the board of directors without requiring stockholder approval; and
Proposal Four: a vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers.
The board of directors recommends that you vote FOR the election of the nominee named in Proposal One of the accompanying proxy statement and FOR each of Proposals Two, Three and Four. Information about the matters to be acted upon at the 2024 Annual Meeting is contained in the accompanying proxy statement.
On behalf of the board of directors and the officers and employees of 10x Genomics, Inc., I would like to take this opportunity to thank our stockholders for their continued support.

Sincerely,

Serge Saxonov
Chief Executive Officer and Director

To Our Shareholders

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	Notice is hereby given that our 2024 Annual Meeting of Stockholders (“2024 Annual Meeting”) will be held virtually via live webcast on the Internet on Tuesday, June 11, 2024 at 1:30 p.m. PDT for the following purposes:

Date: Tuesday, June 11, 2024 Time: 1:30 p.m. PDT Place: web.lumiconnect.com/213535898	1
Election of the Class II director listed in the accompanying proxy statement, to serve a three-year term expiring at the 2027 annual meeting of stockholders or until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, disqualification or removal;

	2	Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024;
	3	A vote to approve an amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval;

	4	A vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers; and
YOUR VOTE
IS IMPORTANT.
Your vote is important. To vote your shares, please follow the instructions in the Notice of Internet Availability of Proxy Materials, which is being mailed to you on or about April 26, 2024.

	5	To transact such other business as may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

These proposals are more fully described in the proxy statement ("Proxy Statement") following this Notice of Internet Availability of Proxy Materials ("Notice").
Our board of directors recommends that you vote: (i) FOR the election of the nominee for Class II director named in the Proxy Statement to serve as a director of the company; (ii) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (iii) FOR an amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval and (iv) FOR the non-binding, advisory resolution approving the compensation of our named executive officers. You will be able to attend the meeting, submit your questions online during the meeting and vote your shares electronically at the meeting by visiting https://web.lumiconnect.com/213535898.
Our board of directors has fixed the close of business on April 15, 2024 as the record date for the determination of the stockholders entitled to notice of, and to vote at, the 2024 Annual Meeting. Accordingly, only stockholders of record at the close of business on that date will be entitled to vote at the 2024 Annual Meeting.

10X GENOMICS, INC.	1	2024 PROXY STATEMENT

YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the 2024 Annual Meeting, we urge you to submit your vote via regular mail, online or via telephone as soon as possible to ensure your shares are represented. For additional instructions for each of these voting options, please refer to your electronic proxy materials, or the enclosed proxy card or voting instructions. We encourage you to vote by internet or telephone. It is convenient, conserves paper and saves the company postage and other costs. Returning the proxy does not deprive you of your right to attend the 2024 Annual Meeting and to vote your shares at the 2024 Annual Meeting. The Proxy Statement explains proxy voting and the matters to be voted on in more detail.
Important Notice Regarding the Availability of Proxy Materials for the 2024 Annual Meeting to Be Held on June 11, 2024. Our proxy materials, including the Proxy Statement and Annual Report on Form 10-K for the year ended December 31, 2023, are available free of charge at http://www.astproxyportal.com/ast/23039.

By order of the board of directors,

Serge Saxonov
Chief Executive Officer and Director
April 26, 2024

10X GENOMICS, INC.	2	2024 PROXY STATEMENT

10X GENOMICS, INC. June 11, 2024.
Proxy Statement for the 2024
Annual Meeting of Stockholders
IMPORTANT INFORMATION REGARDING DELIVERY OF PROXY MATERIALS
The Securities and Exchange Commission (the “SEC”) has adopted rules regarding how companies must provide proxy materials to their stockholders. These rules are often referred to as “notice and access,” under which a company may select either of the following options for making proxy materials available to its stockholders:
•the full set delivery option; or
•the notice only option.
A company may use a single method for all of its stockholders or use full set delivery for some while adopting the notice only option for others. In connection with our 2024 Annual Meeting of Stockholders (the “2024 Annual Meeting”), we have elected to use the notice only option.
Full Set Delivery Option
Under the full set delivery option, which we have elected NOT to use for the 2024 Annual Meeting, a company delivers all proxy materials to its stockholders by mail. In addition to delivery of proxy materials to stockholders, the company must post all proxy materials on a publicly-accessible website and provide information to stockholders about how to access the website. Although we have elected to use the notice only option in connection with the 2024 Annual Meeting, we may choose to use the full set delivery option in the future.
Notice Only Option
Under the notice only option, a company must post all proxy materials on a publicly-accessible website. Instead of delivering proxy materials to its stockholders, the company instead delivers a “Notice of Internet Availability of Proxy Materials.” The notice includes, among other things:
•information regarding the date and time of the 2024 Annual Meeting of stockholders as well as the items to be considered at the meeting;
•information regarding the website where the proxy materials are posted; and
•various means by which a stockholder can request paper or email copies of the proxy materials.

10X GENOMICS, INC.	3	2024 PROXY STATEMENT

By reducing the amount of materials that a company needs to print and mail, the notice only option provides an opportunity for cost savings as well as conservation of paper products. As stated above, in connection with our 2024 Annual Meeting, we have elected to use the notice only option. Accordingly, you will not receive all proxy materials by mail. These proxy materials include the Notice relating to the 2024 Annual Meeting, Proxy Statement, proxy card and our Annual Report on Form 10-K for the year ended December 31, 2023 (the "Annual Report"), which are available at http://www.astproxyportal.com/ast/23039. If a stockholder requests paper copies of the proxy materials, these materials must be sent to the stockholder within three business days and by first class mail.
ABOUT THE MEETING

DATE June 11, 2024	TIME 1:30 p.m. PDT	LOCATION https://web.lumiconnect.com/213535898
Our 2024 Annual Meeting will be held on Tuesday, June 11, 2024, at 1:30 p.m. PDT. This year’s annual meeting will be a virtual meeting via live webcast on the Internet. You will be able to attend this year's annual meeting, vote and submit your questions online during the meeting by visiting https://web.lumiconnect.com/213535898, entering your control number and the password: 10xgenomics2024. For directions on how to participate in the 2024 Annual Meeting, go to "How do I vote - Before or During the 2024 Annual Meeting?" on page 7 below.
The meeting webcast will begin promptly at 1:30 p.m. PDT. We encourage you to access the meeting prior to the start time. Online check-in will begin at 12:30 p.m. PDT, and you should allow ample time for the check-in procedures. If you encounter difficulties accessing the virtual meeting, please log into https://go.lumiglobal.com/faq. A replay of the 2024 Annual Meeting will be posted as soon as practical on our investor relations website: https://investors.10xgenomics.com/.
Why am I receiving these materials?
Our board of directors is providing these proxy materials to you in connection with the solicitation by our board of directors of proxies for use at our 2024 Annual Meeting, which will take place on June 11, 2024. Stockholders are invited to attend the 2024 Annual Meeting and are requested to vote on the proposals described in this Proxy Statement.
All stockholders will have the ability to access the proxy materials via the Internet, including this Proxy Statement and the Annual Report filed with the SEC on February 16, 2024. The Notice includes information on how to access the proxy materials, how to submit your vote over the Internet, by phone or how to request a paper copy of the proxy materials. This Proxy Statement and the Annual Report are available at http://www.astproxyportal.com/ast/23039.
What is the purpose of the 2024 Annual Meeting?
At our 2024 Annual Meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this Proxy Statement, consisting of (1) the election of the Class II director listed in the accompanying proxy statement; (2) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) a vote to approve an amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval; (4) a vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers; and (5) any other matters that properly come before the meeting.

10X GENOMICS, INC.	4	2024 PROXY STATEMENT

Who is entitled to vote at the 2024 Annual Meeting?
Only holders of our common stock as of the close of business on April 15, 2024, the record date, are entitled to receive notice of, to attend and participate, and to vote at the 2024 Annual Meeting. In deciding all matters at the 2024 Annual Meeting, each stockholder will be entitled to one vote for each share of our Class A common stock and ten votes for each share of our Class B common stock owned as of the record date. We do not have cumulative voting rights for the election of directors. As of the record date, there were 105,651,593 shares of our Class A common stock and 14,056,833 shares of our Class B common stock outstanding and entitled to vote. We do not have any outstanding shares of preferred stock.
Is there a list of stockholders entitled to vote at the 2024 Annual Meeting?
The names of stockholders of record entitled to vote will be available for inspection by stockholders of record for ten (10) days prior to the meeting. If you are a stockholder of record and want to inspect the stockholder list, please send a written request to our Secretary at ir@10xgenomics.com to arrange for access to the stockholder list.
What constitutes a quorum?
The presence at the meeting or representation by proxy of the holders of common stock representing a majority of the voting power of the issued and outstanding shares of stock on the record date will constitute a quorum, permitting the meeting to conduct its business. Virtual attendance at our 2024 Annual Meeting constitutes presence in person for purposes of a quorum at the meeting. Each of (a) the shares held by each stockholder who properly submits a proxy, (b) shares represented by broker non-votes that are present in person or represented by proxy and entitled to vote at the 2024 Annual Meeting and (c) votes to ABSTAIN will be counted for purposes of determining the presence of a quorum at the 2024 Annual Meeting.
If less than a majority of the combined voting power of the outstanding shares of common stock is represented at the 2024 Annual Meeting, a majority of the shares so represented may adjourn the 2024 Annual Meeting from time to time without further notice.
What vote is required to approve each item?
The affirmative vote of holders of a majority of the votes cast is required for (a) the nominee named in this Proxy Statement in order to be elected as a Class II director, (b) the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024, (c) the approval of the non-binding, advisory vote to approve the compensation of our named executive officers and (d) the approval of any other matter that may be properly submitted to a vote of our stockholders.
The affirmative vote of two-thirds of the voting power of the shares of our common stock outstanding as of the record date and entitled to vote is required for the approval of the amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval.
The inspector of election for the 2024 Annual Meeting shall determine the number of shares of common stock represented at the meeting, the existence of a quorum and the validity and effect of proxies and shall count and tabulate ballots and votes and determine the results thereof.
How are broker non-votes and abstentions treated?
As discussed above, proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the meeting for purposes of determining a quorum. However, neither abstentions nor broker non-votes are counted as voted either for or against Proposals One, Two or Four and, as such, will not affect the outcome of the vote on Proposals One, Two or Four. However, abstentions will have the same effect as a vote against Proposal Three. Broker non-votes will have no effect on Proposal Three.

10X GENOMICS, INC.	5	2024 PROXY STATEMENT

A “broker non-vote” will occur when a broker holding shares for a beneficial owner does not vote on a particular proposal because the broker does not have discretionary power with respect to that proposal and has not received instructions from the beneficial owner. A broker is authorized to vote shares held for a beneficial owner on “routine” matters without instructions from the beneficial owner of those shares, but is not authorized to vote shares held for a beneficial owner on “non-routine” matters without instructions from the beneficial owner of those shares.
The only “routine” proposal on which your broker is entitled to vote your shares if no instructions are received from you is Proposal Two, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024.
Proposals One, Three and Four are each considered a “non-routine” matter. If you are a beneficial owner and you do not provide your broker with specific instructions on how to vote your shares, the broker that holds your shares will not be authorized to vote on Proposal One, Proposal Three or Proposal Four. Accordingly, we encourage you to provide voting instructions to your broker, whether or not you plan to attend the 2024 Annual Meeting.
What are the Board of Directors’ recommendations?
As more fully discussed under the section titled “Matters to Come Before the 2024 Annual Meeting,” our board of directors recommends a vote FOR the election of the nominee for Class II director named in the Proxy Statement to serve as a director of the company until our annual meeting of stockholders in 2027 or until her successor has been duly elected and qualified or until her earlier resignation, retirement, death, disqualification or removal; FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; FOR the amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval; and FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers.
Unless contrary instructions are indicated on the proxy card, all shares represented by valid proxies received pursuant to this solicitation (and which have not been revoked in accordance with the procedures set forth below) will be voted (1) FOR the election of the nominee for Class II director named in this Proxy Statement; (2) FOR the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024; (3) FOR the amendment to our amended and restated bylaws such that the bylaws may be amended by our board of directors without requiring stockholder approval; (4) FOR the approval, on a non-binding, advisory basis, of the compensation of our named executive officers; and (5) in accordance with the recommendation of our board of directors, FOR or AGAINST all other matters as may properly come before the 2024 Annual Meeting. If a stockholder specifies a different choice by means of the enclosed proxy card or voting instruction form, such shares will be voted in accordance with the specification made.

10X GENOMICS, INC.	6	2024 PROXY STATEMENT

How do I vote - Before or During the 2024 Annual Meeting?
Before the 2024 Annual Meeting - Beneficial Owners:
If you are a beneficial owner (that is, if you hold your shares through a bank, broker or other holder of record), you must vote in accordance with the voting instruction form provided by your bank, broker or other holder of record. If you are a beneficial owner, the availability of telephone or internet voting will depend upon your bank’s, broker’s or other holder of record’s voting process.
Before the 2024 Annual Meeting - Record Holders:
If you are a stockholder of record or record holder (that is, if your shares are registered in your name), you may vote by following the instructions set forth in the Notice or on your proxy card as follows:

INTERNET Go to www.voteproxy.com until 11:59 p.m. EDT on June 10, 2024.	PHONE Call toll-free 1-800-776-9437 in the United States or 1-201-299-4446 from foreign countries and follow the instructions, until 11:59 p.m. EDT on June 10, 2024.	MAIL If you request or receive a paper proxy card by mail, complete, sign and date the proxy card and return it in the postage-paid envelope that is enclosed with your proxy materials.
During the 2024 Annual Meeting - Beneficial Owners:
If you are a beneficial owner, to vote electronically or submit a question online at the 2024 Annual Meeting, you must first obtain a valid legal proxy from your bank, broker or other holder of record and then register in advance to attend the 2024 Annual Meeting. Follow the instructions from your bank, broker or other holder of record included in the proxy materials that you are provided, or contact your bank, broker or other holder of record to request a legal proxy form. After obtaining a valid legal proxy from your bank, broker or other holder of record, to register to vote electronically or submit a question online at the 2024 Annual Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company, LLC. Requests for registration should be directed to proxy@equiniti.com or to facsimile number 718-765-8730. Written requests can be mailed to:
Equiniti Trust Company, LLC
Attn: Proxy Tabulation Department
55 Challenger Road, 2nd Floor
Ridgefield Park, NJ 07660
Requests for registration must be labeled as "Legal Proxy" and be received no later than 5:00 p.m. EDT, on May 28, 2024. You will receive a confirmation of your registration by email and an 11 digit control number after Equiniti Trust Company, LLC receives your registration materials.
In order to vote electronically or submit a question online during the 2024 Annual Meeting, you will need to follow the instructions posted at https://web.lumiconnect.com/213535898. Please have the 11 digit control number provided by Equiniti Trust Company, LLC when you registered and the password "10xgenomics2024."
If you are unable to locate your 11-digit control number and cannot log-in as a validated stockholder, you may opt to participate in the 2024 Annual Meeting as a "guest," and you will only be able to listen to the meeting and will not be able to vote or submit your questions during the meeting.

10X GENOMICS, INC.	7	2024 PROXY STATEMENT

During the 2024 Annual Meeting - Record Holders:
If you are a stockholder of record, to vote electronically or submit a question online during the 2024 Annual Meeting, you will need to log into the meeting using the 11-digit control number provided by Equiniti Trust Company, LLC in your proxy materials by visiting https://web.lumiconnect.com/213535898. (Password: "10xgenomics2024") and following the instructions posted.
If you are unable to locate your 11-digit control number and cannot log-in as a validated stockholder, you may opt to participate in the 2024 Annual Meeting as a "guest," and you will only be able to listen to the meeting and will not be able to vote or submit your questions during the meeting.
Can I change my vote after I return my proxy card?
Yes. The giving of a proxy does not eliminate the right to vote at the 2024 Annual Meeting should any stockholder giving the proxy so desire. Stockholders have an unconditional right to revoke their proxy at any time prior to the exercise of that proxy by (1) voting at the 2024 Annual Meeting, (2) filing a written revocation or (3) submitting a duly executed proxy bearing a later date than the proxy being revoked with our Secretary at our headquarters.
If your shares of our Class A common stock are held in street name through a broker, bank or other nominee, you should contact the record holder of your shares regarding how to revoke your proxy or change your vote.
Who pays for costs relating to soliciting proxies, the proxy materials and the annual meeting of stockholders?
The company will pay for the entire cost of soliciting proxies. The company has engaged Morrow Sodali LLC (“Morrow Sodali”) to assist in the solicitation of proxies for the 2024 Annual Meeting. The company has agreed to pay Morrow Sodali a fee of $15,000. The company will also reimburse Morrow Sodali for reasonable and customary out-of-pocket expenses and indemnify Morrow Sodali and its affiliates against certain claims, liabilities, losses, damages and expenses for its services as the company's solicitor. In addition to the use of mail, our directors, officers and employees may solicit proxies personally and by telephone, facsimile and other electronic means. They will receive no compensation for such tasks in addition to their regular salaries. We may request banks, brokers and other custodians, nominees and fiduciaries to forward copies of the proxy materials to their principals and to request authority for the execution of proxies. We may reimburse these persons for their expenses in so doing. The costs of preparing, assembling and mailing the proxy materials, along with the cost of posting the proxy materials online and holding the 2024 Annual Meeting, will also be borne by us.
What does it mean if I received more than one Notice, proxy card and /or voting instruction form?
If you receive more than one Notice, proxy card and/or voting instruction form, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice, proxy card and/or voting instruction form to ensure that all of your shares are voted.
How may I obtain a printed set of proxy materials?
Record holders
You will not receive a printed copy of the proxy materials unless you request to receive these materials by (1) visiting https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials, (2) calling 888-776-9962 in the United States or 718-921-8562 for international callers or (3) sending an email to helpast@equiniti.com. If sending an email, please include your 11 digit control number found within your original proxy material distribution.
Beneficial owners
You will not receive a printed copy of the proxy materials unless you contact your bank, broker or other holder of record to request a hard copy of the materials.

10X GENOMICS, INC.	8	2024 PROXY STATEMENT

Is my vote confidential?
Proxy instructions, ballots and voting tabulations that identify individual stockholders are handled in a manner that protects your voting privacy. Your vote will not be disclosed either within 10x Genomics, Inc. or to third parties, except as necessary to meet applicable legal requirements, to allow for the tabulation of votes and certification of the vote, or to facilitate a successful proxy solicitation.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which has been approved by the SEC. Under this procedure, we will deliver only one copy of our Notice of Internet Availability of Proxy Materials, and for those stockholders that received a paper copy of proxy materials in the mail, one copy of our Annual Report and this Proxy Statement, to multiple stockholders who share the same address (if they appear to be members of the same family) unless we have received contrary instructions from an affected stockholder. Stockholders who participate in householding will continue to receive separate proxy cards if they received a paper copy of proxy materials in the mail. This procedure reduces our printing and mailing costs. Upon written or oral request, we will promptly deliver a separate copy of the proxy materials and Annual Report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:
10x Genomics, Inc.
Attn: Secretary
6230 Stoneridge Mall Road
Pleasanton, CA 94588
(925) 401-7300
Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.
How can I find out the results of the voting at the 2024 Annual Meeting?
Voting results will be tabulated and certified by the inspector of elections appointed for the 2024 Annual Meeting. Preliminary voting results will be announced at the 2024 Annual Meeting. In addition, final voting results will be published in a current report on Form 8-K that we expect to file within four business days after the 2024 Annual Meeting. If final voting results are not available to us at that time, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy materials or the proxy card you should contact the company’s proxy solicitor at:
Morrow Sodali LLC
333 Ludlow Street, 5th Floor, South Tower
Stamford, CT 06902
Tel: (800) 662-5200 (toll-free) or (203) 658-9400 (banks and brokers can call collect)
Email: txg.info@investor.morrowsodali.com

10X GENOMICS, INC.	9	2024 PROXY STATEMENT

Board of Directors
and Corporate Governance
Director Independence
Our Class A common stock is listed on the Nasdaq Global Select Market (“Nasdaq”). Under the rules of Nasdaq, independent directors must comprise a majority of a listed company’s board of directors. In addition, the rules of Nasdaq require that, subject to specified exceptions, each member of a listed company’s audit, compensation and nominating and corporate governance committees be independent. Audit committee members and compensation committee members must also satisfy the independence criteria set forth in Rule 10A-3 and Rule 10C-1, respectively, under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under the rules of Nasdaq, a director will only qualify as an “independent director” if the company’s board of directors determines that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
To be considered to be independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, the board of directors or any other board committee: (1) accept, directly or indirectly, any consulting, advisory or other compensatory fee from the listed company or any of its subsidiaries or (2) be an affiliated person of the listed company or any of its subsidiaries.
To be considered independent for purposes of Rule 10C-1 and under the rules of Nasdaq, the board of directors must affirmatively determine that each member of the compensation committee is independent, including a consideration of all factors specifically relevant to determining whether the director has a relationship to the company which is material to that director’s ability to be independent from management in connection with the duties of a compensation committee member, including, but not limited to: (i) the source of compensation of such director, including any consulting, advisory or other compensatory fee paid by the company to such director and (ii) whether such director is affiliated with the company, a subsidiary of the company or an affiliate of a subsidiary of the company.
Our board of directors undertook a review of its composition, the composition of its committees and the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that Sri Kosaraju, Mathai Mammen, Kimberly Popovits, John Stuelpnagel and Shehnaaz Suliman, representing five of our seven directors, do not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the rules of Nasdaq. Dr. Bryan Roberts previously served on our board of directors until his resignation, effective July 18, 2023, and was deemed to be an independent director during his service on the board of directors.

10X GENOMICS, INC.	10	2024 PROXY STATEMENT

In making these determinations, our board of directors considered the current and prior relationships that each non-employee director has with the company and all other facts and circumstances our board of directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Certain Relationships and Related Party Transactions.” There are no family relationships among any of our executive officers or directors.
Each of the audit committee, compensation committee and nominating and corporate governance committee of our board of directors are comprised entirely of directors determined by the board of directors to be independent within the meaning of Nasdaq and SEC rules and regulations applicable to the members of such committees.
Key Governance Practices

Five out of seven (more than 71%) independent directors	No poison pill
Independent chair of the board	Stock Ownership Policy for directors and executive officers
All board committees comprised of and chaired by independent directors	Clawback Policy
Separate chair and CEO	Prohibition on hedging, pledging and short sales of 10x stock
Majority voting standard in director elections	Annual “Say on Pay” Advisory Vote
Executive session for non-employee directors included on the agenda of regular board meetings	Active stockholder and stakeholder engagement
Policies regarding related party transactions	Annual board and board committee self-assessment process, overseen by the nominating and corporate governance committee
Board oversight and annual review of succession planning strategies	Management of key risks and compliance obligations, overseen by the board of directors and its committees

10X GENOMICS, INC.	11	2024 PROXY STATEMENT

Board of Directors Leadership Structure
Our board of directors is currently chaired by John Stuelpnagel. As a general policy, our board of directors believes that separation of the positions of chairman of our board of directors and Chief Executive Officer and President (a) reinforces the independence of our board of directors from management, (b) creates an environment that encourages objective oversight of management’s performance and (c) enhances the effectiveness of our board of directors which we believe strengthens the governance structure of the company as a whole. As such, Serge Saxonov serves as our Chief Executive Officer and Benjamin Hindson serves as our President while John Stuelpnagel serves as the chairman of our board of directors but is not an executive officer. We currently expect and intend the positions of chairman of our board of directors and Chief Executive Officer and President to continue to be held by separate individuals in the future.
Role of Board of Directors in Risk Oversight
Our board of directors has an active role, as a whole and also at the committee level, in overseeing the management of our risks. Our board of directors is responsible for general oversight of risks and regular review of information regarding our risks, including major operational, financial, cybersecurity, legal and reputational risk exposures. The compensation committee is responsible for overseeing the management of risks relating to our executive compensation plans and arrangements. The audit committee is responsible for overseeing the management of risks relating to accounting matters, data privacy, cybersecurity and financial reporting. The nominating and corporate governance committee is responsible for overseeing the management of risks associated with the independence of our board of directors and potential conflicts of interest. Although each committee is responsible for evaluating certain risks and overseeing the management of such risks, our entire board of directors is regularly informed through discussions with committee members about such risks. Our board of directors believes its administration of its risk oversight function has not negatively affected the board of directors’ leadership structure.
Additionally, our board of directors has been engaged with management in monitoring the market and industry developments, and management is in regular communication with the board of directors about the assessment and management of the significant risks to the company.

10X GENOMICS, INC.	12	2024 PROXY STATEMENT

Board Diversity
Our board of directors reflects diversity of gender, race/ethnicity, nationality, age, professional background and viewpoints. The board of directors is committed to seeking out highly qualified candidates from diverse backgrounds who combine a broad spectrum of experience and expertise with a reputation for integrity. The table below illustrates the diversity of our board of directors as of March 31, 2024. Each of the categories listed in the table below has the meaning as it is used in Nasdaq Listing Rule 5605(f).

Board Diversity Matrix (As of March 31, 2024)
Board Size:
Total Number of Directors	7
	Female	Male	Non-Binary	Did Not Disclose Gender
Gender Identity:
Directors	2	5	—	—
Number of Directors who Identify in Any of the Demographic Categories Below:
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	1	2	—	—
Hispanic or Latinx	—	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	3	—	—
Two or More Races or Ethnicities	—	—	—	—
LGBTQ+	—
Undisclosed	—

10X GENOMICS, INC.	13	2024 PROXY STATEMENT

Skills Matrix
The board of directors believes that the combination of backgrounds, skills and experiences has produced a board that is well-equipped to exercise oversight responsibilities on behalf of our stockholders. The following tables highlight the key skills, qualifications and experiences that each director brings to our board of directors. The skills matrix is a summary, and it is not intended to be a complete description of all the key skills, qualifications, attributes and experience of each director. Our directors have developed competencies in these skills through education, direct experience and oversight responsibilities.

Knowledge, Skills & Experience	Hindson	Kosaraju	Mammen	Popovits	Saxonov	Stuelpnagel	Suliman
EXECUTIVE LEADERSHIP EXPERIENCE
Executive Leadership	●	●	●	●	●	●	●
Public Company Executive Experience	●	●	●	●	●	●	●
Recent Public Company Board Experience	●	●	●	●	●	●	●
FINANCIAL EXPERIENCE
Accounting / Financial Reporting/Finance		●		●	●	●	●
Financial Literacy / Expertise		●		●	●	●	●
Risk Management	●	●	●	●	●	●	●
Capital Markets/Mergers & Acquisitions	●	●	●	●	●	●	●
RELEVANT BUSINESS EXPERIENCE
Life Science	●	●	●	●	●	●	●
Biopharma R&D			●	●		●	●
International Business		●	●		●	●	●
Investor Relations Management		●		●	●	●	●
Business Operations/Development	●	●	●	●	●	●	●
Human Capital Management		●		●	●	●	●
Strategic and Portfolio Planning	●	●	●	●	●	●	●
Technology	●		●		●	●
Cybersecurity		●		●	●	●
CORPORATE GOVERNANCE
Corporate Governance	●	●	●	●	●	●	●
Environmental / Social Responsibility			●				●
10x BOARD TENURE
Years	11.75	5	6.67	4.08	11.75	10.67	4.67

10X GENOMICS, INC.	14	2024 PROXY STATEMENT

Board of Directors and Committee Meetings
During 2023, our board of directors held five meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she served as a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served. It is the policy of our board of directors to regularly have separate meeting times for independent directors without management. Although we do not have a formal policy regarding attendance by members of our board of directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. All of the members of our board of directors attended last year’s annual meeting.
Board of Directors Committees
Our board of directors has four standing committees: the audit committee, the compensation committee, the mergers and acquisitions committee and the nominating and corporate governance committee. The audit committee, the compensation committee and the nominating and corporate governance committee are each governed by a charter which satisfies the applicable rules of the SEC and the listing standards of Nasdaq and is available on our website at https://investors.10xgenomics.com/ in the “Governance” section of our Investors webpage. The mergers and acquisitions committee is not governed by a charter. We intend to post any amendments to the charters for each applicable committee on the same website. We believe that the composition of each of the audit committee, the compensation committee and the nominating and corporate governance committee meets the applicable criteria for independence under, and the functioning of these committees complies with the applicable requirements of, the Sarbanes-Oxley Act of 2002, the Nasdaq rules and SEC rules and regulations. We intend to continue to comply with Nasdaq requirements with respect to committee composition of independent directors. Each committee has the composition and responsibilities described below.
Audit Committee
The members of our audit committee during 2023 were Mr. Kosaraju (chair) and Dr. Stuelpnagel as well as Dr. Roberts until his resignation in July 2023. Upon the resignation of Dr. Roberts, effective as of July 18, 2023, our audit committee was reconstituted to consist of Mr. Kosaraju, Ms. Popovits and Dr. Stuelpnagel, with Mr. Kosaraju serving as the chairperson. The composition of our audit committee meets the requirements for independence under the current Nasdaq listing rules and Rule 10A-3 of the Exchange Act. Each member of our audit committee is financially literate and a person with appropriate accounting or related financial management expertise as required by the Nasdaq listing rules. In addition, our board of directors has determined that Mr. Kosaraju is an “audit committee financial expert” within the meaning of Item 407(d)(5) of Regulation S-K of the Securities Act of 1933, as amended. This designation does not impose on such directors any duties, obligations or liabilities that are greater than are generally imposed on members of our audit committee and our board of directors. During 2023, our audit committee held five meetings. Our audit committee is directly responsible for, among other things:
•appointing, retaining, compensating and overseeing the work of our independent registered public accounting firm;
•assessing the independence and performance of our independent registered public accounting firm;
•reviewing with our independent registered public accounting firm the scope and results of the firm’s annual audit of our financial statements;
•overseeing the financial reporting process and discussing with management and our independent registered public accounting firm the interim and annual financial statements that we will file with the SEC;
•pre-approving all audit and permissible non-audit services to be performed by our independent registered public accounting firm in compliance with the rules of the Public Company Accounting Oversight Board, SEC and International Ethics Standards Board for Accountants;
•reviewing policies and practices related to risk assessment and management;

10X GENOMICS, INC.	15	2024 PROXY STATEMENT

•reviewing our accounting and financial reporting policies and practices and accounting controls, as well as compliance with legal and regulatory requirements;
•reviewing, overseeing, approving or disapproving any related-person transactions;
•reviewing our cybersecurity readiness and other policies and procedures related to data governance;
•reviewing with management and as necessary, our independent registered public accounting firm, disclosures with respect to environmental, social and governance matters in our filings;
•reviewing with our management the scope and results of management’s evaluation of our disclosure controls and procedures and management’s assessment of our internal control over financial reporting, including the related certifications to be included in the periodic reports we will file with the SEC; and
•establishing procedures for the confidential anonymous submission of concerns regarding questionable accounting, internal controls or auditing matters, or other ethics or compliance issues.
Compensation Committee
The members of our compensation committee in 2023 were Ms. Popovits and Dr. Stuelpnagel (chair) as well as Dr. Roberts until his resignation in July 2023. Upon the resignation of Dr. Roberts, effective as of July 18, 2023, our compensation committee was reconstituted to consist of Ms. Popovits and Dr. Stuelpnagel, with Dr. Stuelpnagel serving as the chairperson. All persons (including Dr. Roberts) who served on our compensation committee during 2023 were non-employee directors, as defined by Rule 16b-3 promulgated under the Exchange Act and met the requirements for independence under current Nasdaq listing standards and SEC rules and regulations.
During 2023, our compensation committee held six meetings. From 2021 to 2023, our compensation committee engaged Aon's Human Capital Solutions practice, a division of Aon plc ("Aon"), as its independent compensation consultant to assist with its duties, including providing input on the compensation peer group selection, insight into competitive compensation practices and advice on executive compensation programs and decisions. See the section titled “Role of the Compensation Consultant” below for further information. However, in December 2023, our compensation committee terminated its relationship with Aon and engaged Alpine Rewards, LLC as its independent compensation consultant. Our compensation committee is responsible for, among other things:
•reviewing and approving, or recommending that our board of directors approve, the compensation of our executive officers;
•reviewing and approving our clawback policy and monitoring compliance therewith;
•overseeing the administration of our equity incentive plans;
•reviewing and approving, or making recommendations to our board of directors with respect to, incentive compensation and equity plans;
•overseeing the development, implementation and effectiveness of our practices, policies and strategies relating to human capital management including matters relating to recruiting, selection, talent development, progression and retention, culture, diversity, equity and inclusion and human health and safety practices;
•overseeing our compliance with, the company's change in control severance policy, death and disability policy and equity award delegation policy;
•reviewing the risks that may arise from our compensation programs; and
•establishing and reviewing general policies relating to compensation and benefits of our employees.

10X GENOMICS, INC.	16	2024 PROXY STATEMENT

Mergers and Acquisitions Committee
The members of our mergers and acquisitions committee are Mr. Kosaraju and Drs. Suliman and Stuelpnagel, with Mr. Kosaraju serving as the chairperson. Our mergers and acquisitions committee did not meet in 2023. The chairperson and members of the mergers and acquisition committee were not compensated for their service on the committee in 2023. Our mergers and acquisitions committee assists the board of directors in reviewing, assessing and, in some circumstances, approving potential mergers, acquisitions, divestitures and other similar strategic transactions and meets on an ad hoc basis.
Nominating and Corporate Governance Committee
The members of our nominating and corporate governance committee are Drs. Mammen and Suliman, with Dr. Suliman serving as the chairperson. During 2023, our nominating and corporate governance committee held three meetings. Our nominating and corporate governance committee is responsible for, among other things:
•identifying, evaluating and recommending candidates for membership on our board of directors, including the consideration of nominees submitted by stockholders, and to each of the board’s committees;
•reviewing and evaluating the adequacy of our Corporate Governance Guidelines;
•overseeing the process of evaluating the performance of our board of directors; and
•assisting our board of directors on corporate governance matters.
It is the policy of the nominating and corporate governance committee of our board of directors to consider recommendations for candidates to our board of directors from stockholders. The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources. The nominating and corporate governance committee may propose to our board of directors a candidate recommended or offered for nomination by a stockholder as a nominee for election to our board of directors. In the future, the nominating and corporate governance committee may pay fees to third parties to assist in identifying or evaluating director candidates.
The nominating and corporate governance committee seeks to identify as candidates for director persons with a reputation for and record of integrity and good business judgment and across their nominations, seeks to represent a mix of backgrounds and experiences that will enhance the quality of the deliberations and decisions of our board of directors as a whole. The nominating and corporate governance committee considers the nature of the expertise and experience required for the performance of the duties of a director of the company, and such matters as the candidate’s relevant business and industry experience, professional background, age, current employment, community service and other board service. Overall, the nominating and corporate governance committee seeks to include a diversity of experience, background, gender, age and ethnicity to ensure that a broad range of views are considered.
In addition, the nominating and corporate governance committee shall take into account all factors it considers appropriate in recommending candidates for election to the board of directors, which may include:
•The current size and composition of our board of directors and the needs of our board of directors and the respective committees of our board of directors.
•Such factors as character, integrity, judgment, diversity of experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments and the like. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.
•Other factors that the nominating and corporate governance committee deems appropriate.

10X GENOMICS, INC.	17	2024 PROXY STATEMENT

The nominating and corporate governance committee requires the following minimum qualifications to be satisfied by any nominee for a position on our board of directors:
•The highest personal and professional ethics and integrity.
•Proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment.
•Skills that are complementary to those of the existing board of directors.
•The ability to assist and support management and make significant contributions to the company’s success.
•An understanding of the fiduciary responsibilities that are required of a member of our board of directors and the commitment of time and energy necessary to diligently carry out those responsibilities.
•If the nominating and corporate governance committee determines that an additional or replacement director is required, the nominating and corporate governance committee may take such measures that it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information or reliance on the knowledge of the members of the nominating and corporate governance committee, our board of directors or management.
Stockholder Recommendations for Nominations to the Board of Directors
A stockholder that wants to recommend a candidate for election to the board of directors should direct the recommendation in writing by letter to 10x Genomics, Inc., attention of the Secretary, at 6230 Stoneridge Mall Road, Pleasanton, California 94588. The recommendation should include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between the candidate and 10x Genomics, Inc. and evidence of the recommending stockholder’s ownership of our stock. Such recommendations must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, as well as personal references.
A stockholder that instead desires to nominate a person directly for election to the board of directors at an annual meeting of the stockholders must meet the deadlines and other requirements set forth in Section 2.03 of our amended and restated bylaws and the rules and regulations of the SEC. Section 2.03 of our amended and restated bylaws requires that a stockholder who seeks to nominate a candidate for director must provide a written notice to the Secretary of the company not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. That notice must state the information required by Section 2.03 of our amended and restated bylaws, and otherwise must comply with applicable federal and state law. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notices. The Secretary of the company will provide a copy of the bylaws upon request in writing from a stockholder. “Public announcement” shall mean disclosure (a) in a press release released by us, provided that such press release is released by us following our customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by us with the SEC pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

10X GENOMICS, INC.	18	2024 PROXY STATEMENT

Stockholders also have the right under our amended and restated bylaws to propose director candidates for consideration by the nominating and corporate governance committee or our board of directors and also directly nominate director candidates, without any action or recommendation on the part of the nominating and corporate governance committee or our board of directors, by following the procedures set forth in the section of this Proxy Statement titled “Proposals of Stockholders for our 2025 Annual Meeting.”
Compensation Committee Interlocks and Insider Participation
During 2023, Ms. Popovits, Dr. Roberts (until his resignation in July 2023) and Dr. Stuelpnagel served on our compensation committee. None of these individuals is or has been an officer or employee of the company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our board of directors or compensation committee.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Our board of directors has adopted Corporate Governance Guidelines. These guidelines address items such as the qualifications and responsibilities of our directors and director candidates and corporate governance policies and standards applicable to us in general. In addition, our board of directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers and directors, including our Chief Executive Officer, Chief Financial Officer and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on our website at https://investors.10xgenomics.com/ in the “Governance” section of our Investors webpage. We intend to post any amendments to our Corporate Governance Guidelines or Code of Business Conduct and Ethics, and any waivers of our Code of Business Conduct and Ethics for directors and executive officers, on the same website.
Communications with the Board of Directors
Our board of directors believes that management speaks for 10x Genomics, Inc. Individual board members may, from time to time, communicate with various constituencies that are involved with the company, but it is expected that board members would do this with knowledge of management and, in most instances, only at the request of management.
In cases where stockholders and other interested parties wish to communicate directly with our non-management directors, messages can be sent to our Secretary at 6230 Stoneridge Mall Road, Pleasanton, California 94588. Our Secretary monitors these communications and will provide a summary of all received messages to the board of directors at each regularly scheduled meeting of the board of directors. Our board of directors generally meets on a quarterly basis. Where the nature of a communication warrants, our Secretary may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of company management, as our Secretary considers appropriate.
Our Secretary may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.
This procedure for stockholder and other interested party communications with the non-management directors is administered by the company’s nominating and corporate governance committee. This procedure does not apply to (a) communications to non-management directors from officers or directors of the company who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act or (c) communications to the audit committee pursuant to the Company's Whistleblower Policy for complaints related to accounting and auditing matters.

10X GENOMICS, INC.	19	2024 PROXY STATEMENT

Director Compensation
Non-Employee Director Compensation Policy
In 2023, each of our non-employee directors was entitled to annual compensation in accordance with the following non-employee director compensation policy.
Cash compensation under our non-employee director compensation policy includes:
•an annual cash retainer of $50,000 (increased to $55,000 effective April 26, 2024); and
•the non-employee director serving as chair of our board of directors and each non-employee director serving as a member or chair, as applicable, of the following committees of our board of directors receive the following additional annual retainers:
•Chair of the Board of Directors: $50,000
•Audit Committee Chair: $20,000 (increased to $25,000 effective April 26, 2024)
•Audit Committee Member: $10,000
•Compensation Committee Chair: $18,250 effective April 28, 2023 (which was $15,000 prior to such date)
•Compensation Committee Member: $8,000 effective April 28, 2023 (which was $7,500 prior to such date)
•Nominating and Corporate Governance Chair: $10,000 (increased to $12,500 effective April 26, 2024) and
•Nominating and Corporate Governance Member: $5,000.
All cash retainers are paid quarterly in arrears and prorated for any partial service or adjustment to annual retainer amount.
In 2023, equity compensation under our non-employee director compensation policy included initial equity awards and annual equity awards as described below. The Board amended our non-employee director compensation policy on April 26, 2024. Under the non-employee director compensation policy effective as of April 26, 2024, equity compensation includes initial equity awards and annual equity awards as described below.
Prior to April 26, 2023, each non-employee director who was initially elected or appointed to our board of directors on any date other than the date of an annual meeting was automatically granted (x) a number of restricted stock units that would, upon vesting, settle in shares of our Class A common stock, which number was determined by dividing $200,000 by the average closing price per share of Class A common stock over the first twenty trading days of the month that immediately followed the month in which such non-employee director’s initial election or appointment occurred and (y) a nonqualified stock option under which the non-employee director would, upon vesting, be entitled to exercise such option to purchase a number of shares of our Class A common stock calculated by dividing $200,000 by the average closing price per share of our Class A common stock over the first twenty trading days of the month that immediately followed the month in which such non-employee director’s initial election or appointment occurred and then multiplying the quotient thereof by 2.5, for a per share exercise price equal to the fair market value (as defined in our 2019 Omnibus Incentive Plan) of a share of Class A common stock on the date of grant. Each initial award of stock options shall have vested as to one-third of such award on the first anniversary of the date of the non-employee director awardee’s initial election or

10X GENOMICS, INC.	20	2024 PROXY STATEMENT

appointment to our board of directors and thereafter vested in equal monthly installments for the following two years. Each initial award of restricted stock units shall have vested as to one-third of such award on the first anniversary of the first to occur, on or following the date on which such initial award was granted, of February 21, May 21, August 21 or November 21 following the initial award grant date and thereafter vested in equal quarterly installments for the following two years.
Prior to April 26, 2023, each non-employee director who served on the Board as of the date of any annual meeting of the company’s stockholders and who continued to serve as a non-employee director immediately following such annual meeting was automatically granted, on the date of such annual meeting, (x) a number of restricted stock units that would, upon vesting, settle in shares of our Class A common stock, which number was determined by dividing $100,000 by the average closing price per share of Class A common stock over the twenty trading days commencing on the first day of the most recent open trading window preceding such annual meeting and (y) a nonqualified stock option under which the non-employee director would, upon vesting, be entitled to exercise such option to purchase a number of shares of our Class A common stock calculated by dividing $100,000 by the average closing price per share of Class A common stock over the twenty trading days commencing on the first day of the first open trading window preceding such annual meeting and then multiplying the quotient thereof by 2.5, for a per share exercise price equal to the fair market value (as defined in our 2019 Omnibus Incentive Plan) of a share of our Class A common stock on the date of such annual meeting. A non-employee director elected for the first time to our board of directors at an annual meeting would have only received an annual award in connection with such election, and shall not have received any initial award (as described above). Each annual award of stock options shall have vested in twelve equal monthly installments following the date of the annual meeting on which such annual award was granted. Each annual award of restricted stock units shall have vested in four equal quarterly installments following the date of the annual meeting on which such annual award was granted, with one fourth of such annual award of restricted stock units vesting on the first to occur, on or following the date of the annual meeting on which such annual award was granted, of February 21, May 21, August 21 or November 21 following the date of such annual meeting, and one fourth of each annual award of restricted stock units vesting quarterly thereafter.
Effective April 26, 2024, each non-employee director who is initially elected or appointed to our board of directors on any date other than the date of an annual meeting is automatically granted, on the last business day of the month that follows the month in which such non-employee director's initial election or appointment occurred, a number of restricted stock units that will, upon vesting, settle in shares of our Class A common stock, which number is determined by dividing $400,000 by the average closing price per share of Class A common stock over the first twenty trading days of the month that immediately follows the month in which such non-employee director’s initial election or appointment occurs. Each initial award of restricted stock units shall vest as to one-third of such award on the first anniversary of the first to occur, on or following the date on which such initial award is granted, of February 21, May 21, August 21 or November 21 following the initial award grant date and thereafter vest in equal quarterly installments for the following two years.
Effective April 26, 2024, each non-employee director who serves on the Board as of the date of any annual meeting of the company’s stockholders and will continue to serve as a non-employee director immediately following such annual meeting is automatically granted, on the date of such annual meeting, a number of restricted stock units that will, upon vesting, settle in shares of our Class A common stock, which number is determined by dividing $215,000 by the average closing price per share of Class A common stock over the twenty trading days commencing on the first day of the most recent open trading window preceding such annual meeting. A non-employee director elected for the first time to our board of directors at an annual meeting shall only receive an annual award in connection with such election, and shall not receive any initial award (as described above). Each annual award of restricted stock units shall vest in four equal quarterly installments following the date of the annual meeting on which such annual award is granted, with one fourth of such annual award of restricted stock units vesting on the first to occur, on or following the date of the annual meeting on which such annual award is granted, of February 21, May 21, August 21 or November 21 following the date of such annual meeting, and one fourth of each annual award of restricted stock units vesting quarterly thereafter.

10X GENOMICS, INC.	21	2024 PROXY STATEMENT

In each case, the equity awards granted will vest in full immediately prior to the occurrence of a change in control.
Our directors are not paid any fees for attending meetings. However, our directors are eligible for reimbursement for travel and lodging expenses associated with attendance at board or committee meetings.
Non-Employee Director Compensation Table
The following table provides information regarding compensation earned during the fiscal year ended December 31, 2023 by each non-employee director for his or her service on the board of directors and any committee(s). Our employee directors receive no additional compensation for serving on our board of directors. The compensation paid to Dr. Saxonov for serving as our Chief Executive Officer and Dr. Hindson for serving as our President and Chief Scientific Officer is set forth in the Summary Compensation Table in the Executive Compensation section below.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	Option Awards ($)(2)	Total ($)

John R. Stuelpnagel	127,196	107,461	168,928	403,585
Sri Kosaraju	70,000	107,461	168,928	346,389
Mathai Mammen	55,000	107,461	168,928	331,389
Kimberly J. Popovits	62,316	107,461	168,928	338,705
Bryan E. Roberts(3)	37,201	107,461	168,928	313,590
Shehnaaz Suliman	60,000	107,461	168,928	336,389
(1)The fees paid to non-employee directors are described above under the heading “Non-Employee Director Compensation Policy.”
(2)The amounts shown represent the grant date fair value of the equity awards granted to our non-employee directors in fiscal year 2023, as computed in accordance with FASB ASC Topic 718. For a discussion of valuation assumptions used to determine the grant date fair value of the equity awards granted to our non-employee directors in fiscal year 2023, see Note 9 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2023. There can be no assurance that options will be exercised or that the restricted stock units ("RSUs") will vest in full (in which case no value with respect to such options or RSUs will be realized by the individual) or that the value upon exercise or upon vesting, as applicable, will approximate the fair value as computed in accordance with FASB ASC Topic 718. As of December 31, 2023, the aggregate number of outstanding stock options to purchase shares of our Class A common stock held by each of our non-employee directors who served during fiscal year 2023 included: Mr. Kosaraju, 100,123; Dr. Mammen, 15,956; Ms. Popovits, 26,286; Dr. Stuelpnagel, 15,956; and Dr. Suliman, 115,956. As of December 31, 2023 the aggregate number of outstanding RSUs which vest and settle into shares of our Class A common stock held by each of our non-employee directors who served during fiscal year 2023 included: Mr. Kosaraju, 933; Dr. Mammen, 933; Ms. Popovits, 933; Dr. Stuelpnagel, 933; and Dr. Suliman, 933.
(3)Dr. Roberts resigned from our board of directors on July 18, 2023. As of December 31, 2023, Dr. Roberts did not hold any outstanding options or RSUs.

10X GENOMICS, INC.	22	2024 PROXY STATEMENT

MATTERS TO COME BEFORE THE 2024 ANNUAL MEETING
Proposal One
Election of Directors

Board of Directors Composition
Our board of directors currently consists of seven members, with staggered three-year terms, pursuant to our amended and restated certificate of incorporation and amended and restated bylaws. One director in Class II will stand for election at the 2024 Annual Meeting. The terms of office for directors in Class III and Class I will expire at our Annual Meetings of Stockholders to be held in 2025 and 2026, respectively. At the recommendation of our nominating and corporate governance committee, our board of directors proposes that the Class II nominee named below and currently serving as a director in Class II, be elected as a Class II director for a three-year term expiring at our 2027 Annual Meeting of Stockholders or until such director’s successor is duly elected and qualified, or until her earlier death, resignation, disqualification or removal.

RECOMMENDATION OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE CLASS II DIRECTOR NOMINEE SET FORTH UNDER PROPOSAL ONE

Name	Age	Class	Position
Serge Saxonov	47	I	Chief Executive Officer and Director
Benjamin J. Hindson	49	I	Chief Scientific Officer, President and Director
John R. Stuelpnagel(1)(2)(3)	66	I	Chairman of our Board of Directors
Sri Kosaraju(1)(3)	46	III	Director
Mathai Mammen(4)	56	III	Director
Kimberly J. Popovits(1)(2)(5)	65	II	Director
Shehnaaz Suliman(3)(4)	52	III	Director
(1)Member of our audit committee.
(2)Member of our compensation committee.
(3)Member of our mergers and acquisitions committee.
(4)Member of our nominating and corporate governance committee.
(5)Ms. Popovits joined our audit committee, effective as of July 18, 2023, upon Dr. Bryan Roberts' resignation from our board of directors.

10X GENOMICS, INC.	23	2024 PROXY STATEMENT

Nominees

Kimberly J. Popovits has served on our board of directors since March 2020. She served as President and Chief Executive Officer of Genomic Health, Inc., a publicly traded healthcare company, from January 2009, and as Chairman of the Board of Genomic Health, Inc. from March 2012, until the acquisition of Genomic Health, Inc. by Exact Sciences Corporation in November 2019. Ms. Popovits previously served as President and Chief Operating Officer of Genomic Health from February 2002 to January 2009. From November 1987 to February 2002, Ms. Popovits served in various roles at Genentech, Inc., most recently serving as Senior Vice President, Marketing and Sales from February 2001 to February 2002, and as Vice President, Sales from October 1994 to February 2001. Prior to joining Genentech, Ms. Popovits served as Division Manager, Southeast Region, for American Critical Care, a Division of American Hospital Supply, a supplier of healthcare products to hospitals. Ms. Popovits has served on the board of directors of Talis Biomedical Corporation, a publicly-traded biotechnology company, since March 2020, where she also served as Interim Chief Executive Officer from August 2021 to November 2021. Ms. Popovits has also served on the board of Kiniksa Pharmaceuticals, Ltd., a publicly-traded biopharmaceutical company, since February 2018. She previously served on the board of directors of MyoKardia, Inc., a publicly-traded biopharmaceutical company that was subsequently acquired by Bristol Myers Squibb, and ZS Pharma Inc., a publicly-traded biopharmaceutical company that was subsequently acquired by AstraZeneca. She holds a B.A. in Business from Michigan State University.
WE BELIEVE THAT MS. POPOVITS IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HER SENIOR MANAGEMENT EXPERIENCE IN HEALTHCARE AND BIOTECHNOLOGY AND HER MANY YEARS OF EXPERIENCE WITH COMMERCIAL STRATEGY AND CAPABILITY BUILDING.

Kimberly J. Popovits Age: 65 Director Since: 2020

10X GENOMICS, INC.	24	2024 PROXY STATEMENT

Continuing Directors

Benjamin J. Hindson, Ph.D. co-founded 10x Genomics, Inc. in July 2012, has served as our Chief Scientific Officer and President since October 2012 and has served on our board of directors since July 2012. Dr. Hindson served as our President of Technology and Treasurer from July 2012 until October 2012 and as our Secretary from October 2012 until April 2014. Prior to co-founding our company, Dr. Hindson was Co-founder and Chief Scientific Officer of QuantaLife, a privately-held life sciences company from August 2008 until its sale to Bio-Rad Laboratories in October 2011. From 2002 to 2008, Dr. Hindson served in various positions at Lawrence Livermore National Laboratory in the Chemical and Biological Weapons Non-proliferation Program. Dr. Hindson earned his B.Sc. in Chemistry and his Ph.D. in Chemistry from Deakin University, Australia.
WE BELIEVE THAT DR. HINDSON IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HIS EXPERIENCE AS OUR CO-FOUNDER, PRESIDENT AND CHIEF SCIENTIFIC OFFICER, INDUSTRY KNOWLEDGE, PREVIOUS EXPERIENCE AND EXTENSIVE ACADEMIC TRAINING.

Benjamin J. Hindson, Ph.D. Age: 49 Director Since: 2012

Sri Kosaraju has served on our board of directors since April 2019. Mr. Kosaraju has served as President and Chief Executive Officer of Inscripta since October 2020. In addition, Mr. Kosaraju has served on the board of Nevro Corp., a publicly traded medical device company, since August 2021. Previously, Mr. Kosaraju served as President of Penumbra, a publicly traded medical device company, from August 2019 to May 2020, Chief Financial Officer from May 2015 to November 2019 and as Head of Strategy from May 2015 to August 2019. Prior to joining Penumbra, he worked in investment banking for J.P. Morgan Securities LLC from 1999 to May 2015, where he held a variety of positions with successively greater responsibility, most recently Managing Director of Equity Capital Markets, Head of Healthcare Equity Capital Markets and co-Head of Technology, Media, Telecom Equity Capital Markets. Prior to entering J.P. Morgan’s equity capital markets group in 2006, Mr. Kosaraju served in various practice groups at J.P. Morgan, including Equity Derivatives from 2003 to 2006 and Technology, Media, Telecom Investment Banking Coverage from 1999 to 2003. He received a B.S. from Massachusetts Institute of Technology in 1999.
WE BELIEVE THAT MR. KOSARAJU IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HIS EXPERIENCE IN FINANCE AND THE HEALTHCARE SECTOR, INCLUDING SERVING AS AN EXECUTIVE AT A PUBLICLY TRADED HEALTHCARE TECHNOLOGY COMPANY.

Sri Kosaraju Age: 46 Director Since: 2019

10X GENOMICS, INC.	25	2024 PROXY STATEMENT

Mathai Mammen, M.D., Ph.D. has served on our board of directors since August 2017. He has served as Chief Executive Officer and Chairman of the board of directors of FogPharma, a privately-held clinical-stage precision medicine biopharmaceutical company, since June 2023. Dr. Mammen served as Executive Vice President, Pharmaceuticals, R&D, Johnson & Johnson from January 2022 to August 2022, and previously served as global head, R&D at the Janssen Pharmaceutical Companies of Johnson & Johnson from June 2017 to January 2022. Prior to joining Janssen Pharmaceutical Companies, Dr. Mammen was Senior Vice President at Merck Research Laboratories from March 2016 to June 2017. Prior to Merck, Dr. Mammen led research and development at Theravance, a company he co-founded in 1997 until March 2016. In 2014, he and the Theravance Leadership Team separated Theravance into two publicly traded companies: Innoviva and Theravance Biopharma. Dr. Mammen received his M.D. from Harvard Medical School/Massachusetts Institute of Technology (HST program) and his Ph.D. in Chemistry from Harvard University’s Department of Chemistry. He received his B.Sc. in Chemistry and Biochemistry from Dalhousie University in Halifax, Nova Scotia.
WE BELIEVE DR. MAMMEN IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HIS SIGNIFICANT ACADEMIC TRAINING AND CURRENT AND PREVIOUS EXPERIENCE SERVING AS A DIRECTOR AND CO-FOUNDER OF ANOTHER LIFE SCIENCES COMPANY, AS WELL AS HIS OPERATING EXPERIENCE WITH SEVERAL LIFE SCIENCES COMPANIES.

Mathai Mammen, M.D., Ph.D. Age: 56 Director Since: 2017

Serge Saxonov, Ph.D. co-founded 10x Genomics, Inc. and has served as our Chief Executive Officer and on our board of directors since July 2012. Dr. Saxonov also served as our President from July 2012 until October 2012. Prior to co-founding our company, Dr. Saxonov was Vice President of Applications at QuantaLife, a privately-held life sciences company, from May 2010 to April 2012. Dr. Saxonov served as Founding Architect and Director of research and development at 23andMe, a then privately held, now publicly-traded personal genomics and biotechnology company, from June 2006 until May 2010. Dr. Saxonov received a Ph.D. in biomedical informatics from Stanford University and an A.B. in applied mathematics from Harvard College.
WE BELIEVE THAT DR. SAXONOV IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HIS EXPERIENCE AS OUR CO-FOUNDER AND CHIEF EXECUTIVE OFFICER, INDUSTRY KNOWLEDGE, PREVIOUS EXPERIENCE AND EXTENSIVE ACADEMIC TRAINING.

Serge Saxonov, Ph.D. Age: 47 Director Since: 2012

10X GENOMICS, INC.	26	2024 PROXY STATEMENT

Shehnaaz Suliman, M.D., M.Phil., M.B.A. has served on our board or directors since August 2019. She has served as Chief Executive Officer and a member of the board of directors of ReCode Therapeutics, a privately-held genetic medicines company since January 2022. In addition, Dr. Suliman has served on the board of directors for Ultragenyx Pharmaceutical Inc., a publicly-traded biopharmaceutical company since January 2019. Previously, she served as President and Chief Operating Officer of Alector, Inc. from December 2019 to January 2022 and as interim Chief Business Officer of Alector, Inc. from January 2020 to January 2022. Dr. Suliman served as Senior Vice President, Corporate Development and Strategy of Theravance Biopharma, Inc, from July 2017 to March 2019. Prior to her position at Theravance, Dr. Suliman worked for Roche and Genentech, Inc., as Group Leader and Project Team Leader in the R&D Portfolio Management and Operations Group at Genentech from September 2010 to May 2015 and then as Vice President and Global Therapeutic Area Head, Roche Partnering from June 2015 to July 2017. Prior to Genentech, Dr. Suliman held various management roles of increasing responsibility at Gilead Sciences, Inc., between January 2005 and September 2010. Prior to Gilead, Dr. Suliman was an investment banker with Lehman Brothers and Petkevich & Partners. She previously served as a member of the board of directors of Parvus Therapeutics, Inc., a privately-held biopharmaceutical company from October 2017 to July 2019. Dr. Suliman received her M.D. (MB, ChB) at the University of Cape Town Medical School, South Africa, and holds an M.B.A, with distinction, and M.Phil. in Development Studies degrees from Oxford University, where she was a Rhodes Scholar.
WE BELIEVE THAT DR. SULIMAN IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS DUE TO HER EXTENSIVE OPERATIONAL EXPERIENCE WITH GLOBAL BIOPHARMACEUTICAL AND LIFE SCIENCES COMPANIES, AND PARTICULARLY HER EXPERTISE IN BUSINESS DEVELOPMENT AND CORPORATE STRATEGY.

Shehnaaz Suliman, M.D., M.Phil., M.B.A. Age: 52 Director Since: 2019

10X GENOMICS, INC.	27	2024 PROXY STATEMENT

John R. Stuelpnagel, D.V.M. has been Chairman of our board of directors since August 2013. In addition, Dr. Stuelpnagel co-founded and was Executive Chairman of Ariosa Diagnostics from October 2009 to January 2015 when that company was sold to Roche. He was also the Chairman of Sequenta from November 2010 to January 2015 when that company was merged with Adaptive Biotechnologies where he continued as a member of their board of directors from January 2015 to November 2017. Dr. Stuelpnagel has served as the Chairman of Fabric Genomics since August 2009, the Chairman of Inscripta since April 2017 and a member of the board of directors for Encoded Therapeutics since May 2017. Previously, Dr. Stuelpnagel co-founded Illumina in 1998 where he worked until March 2009. Prior to Illumina, Dr. Stuelpnagel was an associate at CW Group from 1997 to 1998. Dr. Stuelpnagel received his B.S. in Biochemistry and his Doctorate in Veterinary Medicine from the University of California, Davis and his M.B.A. from the University of California, Los Angeles.
WE BELIEVE THAT DR. STUELPNAGEL IS QUALIFIED TO SERVE ON OUR BOARD OF DIRECTORS BECAUSE OF HIS EXPERIENCE AS A CO-FOUNDER OF LIFE SCIENCES AND PHARMACEUTICAL COMPANIES, PREVIOUS AND CURRENT EXPERIENCE SERVING AS A DIRECTOR AND EXECUTIVE OFFICER OF OTHER LIFE SCIENCES COMPANIES AND HIS EXTENSIVE EXPERIENCE IN BUSINESS.

John R. Stuelpnagel, D.V.M. Age: 66 Director Since: 2013

Vote Required
The election of a Class II director requires a majority of the votes cast at the 2024 Annual Meeting by the stockholders present or represented by proxy at the meeting and voting on the proposal. Under this requirement, in order for a nominee to be elected, the number of shares voted FOR the nominee must exceed the number of shares voted AGAINST with respect to such nominee. Broker non-votes and abstentions will have no effect on this proposal.

10X GENOMICS, INC.	28	2024 PROXY STATEMENT

Proposal Two
Ratification of Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2024

Our audit committee has appointed Ernst & Young LLP as our independent registered public accounting firm to audit our financial statements for our fiscal year ending December 31, 2024. Ernst & Young LLP has served as our independent registered public accounting firm since 2015.
Stockholder ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 is not required by our bylaws or other applicable legal requirements. However, our board of directors is submitting the appointment of Ernst & Young LLP to our stockholders for ratification as a matter of good corporate governance. If this appointment is not ratified by the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting by the stockholders present or represented by proxy at the meeting and voting on the proposal, such appointment will be reconsidered by our audit committee and the audit committee may consider whether it should appoint another independent registered public accounting firm. Even if the appointment is ratified, our audit committee, in its sole discretion, may appoint another independent registered public accounting firm if our audit committee believes that such a change would be in the best interests of the company and its stockholders.
We expect that representatives of Ernst & Young LLP will attend the 2024 Annual Meeting and will have the opportunity to make a statement if they so desire and to respond to appropriate questions.

RECOMMENDATION OF
THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2024 UNDER PROPOSAL TWO

10X GENOMICS, INC.	29	2024 PROXY STATEMENT

Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to us by Ernst & Young LLP for our fiscal years ended December 31, 2023 and 2022.

	2023 ($)	2022 ($)
Audit Fees (1)	2,557,125	2,648,283
Audit-Related Fees (2)	—	—
Tax Fees (3)	493,232	150,048
All Other Fees (4)	2,800	2,630
	3,053,157	2,800,961
(1)Audit Fees include fees for the audit of our consolidated financial statements, the review of the unaudited interim financial statements included in our quarterly reports on Form 10-Q, and services that are normally provided by the auditors in connection with statutory and regulatory filings or engagements for those fiscal years.
(2)There were no Audit-Related Fees incurred for the periods presented.
(3)Tax Fees include fees in connection with tax consulting and compliance services.
(4)All Other Fees consist of a subscription fee to Ernst & Young LLP’s online research database.
Auditor Independence
In 2023, there were no other professional services provided by Ernst & Young LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our audit committee has established a policy governing our use of the services of our independent registered public accounting firm. Under the policy, our audit committee is required to pre-approve all audit and permissible non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair such accounting firm’s independence. Without further action by the audit committee, any independent member of the audit committee may pre-approve up to $250,000, in any quarter, of certain audit and permitted non-audit services. All services performed by Ernst & Young LLP for our fiscal years ended December 31, 2023 and 2022 were pre-approved by our audit committee.
Vote Required
The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024 requires the affirmative vote (i.e., a FOR vote) of a majority of the votes cast at the 2024 Annual Meeting by the stockholders present or represented by proxy at the meeting and voting on the proposal. Abstentions and broker non-votes will have no effect on this proposal. This is the only proposal on which your broker is entitled to vote your shares if no instructions are received from you.

10X GENOMICS, INC.	30	2024 PROXY STATEMENT

Audit Committee Report
Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the audit committee of our board of directors submits the report below. The material in this report is not “soliciting material,” is not be deemed “filed” with the SEC, and is not to be incorporated by reference into any filing made by the company under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent that the company specifically incorporates it by reference in such filing.
The audit committee met with management and Ernst & Young LLP to review and discuss the December 31, 2023 audited financial statements. The audit committee also discussed with Ernst & Young LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC. In addition, the audit committee received the written disclosures from Ernst & Young LLP required by applicable requirements of the PCAOB regarding Ernst & Young LLP’s communications with the audit committee concerning independence, and the audit committee has discussed with Ernst & Young LLP its independence from the company and its management.
Based on the audit committee’s discussions with management and Ernst & Young LLP, and the audit committee’s review of the disclosures and communications of management and Ernst & Young LLP, the audit committee recommended that the board of directors include the audited financial statements in the company’s Annual Report on Form 10-K for fiscal year 2023 filed with the SEC.
The audit committee also has appointed, subject to stockholder ratification on an advisory basis, Ernst & Young LLP as the company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.
Respectfully submitted,
THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF 10X GENOMICS, INC.*
Sri Kosaraju, Chairman
Kimberly J. Popovits
John R. Stuelpnagel

*Bryan Roberts was a member of the audit committee until his resignation from the board of directors on July 18, 2023.

10X GENOMICS, INC.	31	2024 PROXY STATEMENT

Proposal Three
Approval of an Amendment to our Amended and Restated Bylaws to Permit our Board of Directors to Amend our Amended and Restated Bylaws Without Requiring Stockholder Approval

Article X, Section 10.01 of our amended and restated bylaws currently requires our stockholders to approve amendments to certain provisions of our amended and restated bylaws at our annual meeting or at a special meeting of our stockholders.
Our board of directors believes that having the ability to amend our amended and restated bylaws in the future without needing to obtain stockholder approval will provide our board of directors important flexibility to make future amendments to our amended and restated bylaws that our board of directors believes are in the best interests of us and our stockholders and to comply with changes to applicable laws governing our company.
Further, our board of directors believes that the current limitations in our amended and restated bylaws requiring stockholder approval for amendments are uncommon among public companies and not in the best interests of our stockholders. Permitting our board of directors to amend our amended and restated bylaws is a corporate governance best practice. Among other things, requiring stockholder approval for certain amendments to our amended and restated bylaws imposes an unnecessary administrative burden, expense and delay. As a result, important or necessary amendments to our amended and restated bylaws may not be able to be made within the timeframe to serve the best interests of us and our stockholders. In addition, although the proposed amendment to our amended and restated bylaws would allow our board of directors to make future amendments to our amended and restated bylaws without first obtaining stockholder approval in considering and implementing any such amendments, our board of directors must act in a manner consistent with the fiduciary duties it owes to us and our stockholders, and our stockholders will continue to have the ability to propose and approve amendments to our amended and restated bylaws.
RECOMMENDATION OF THE BOARD OF DIRECTORS THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE APPROVAL OF THE AMENDMENT TO OUR AMENDED AND RESTATED BYLAWS AS SET FORTH UNDER PROPOSAL THREE

10X GENOMICS, INC.	32	2024 PROXY STATEMENT

We are asking our stockholders to approve an amendment to our amended and restated bylaws in order to provide our board of directors with the flexibility to make future amendments to our amended and restated bylaws without being required to obtain stockholder approval.
The proposed amendment to our amended and restated bylaws is set forth in Appendix A. The description of the proposed amendment to the amended and restated bylaws in this Proxy Statement is qualified in its entirety by reference thereto.
Proposed Amendment to Amended and Restated Bylaws
Accordingly, we are asking our stockholders to vote for the following resolution:
“RESOLVED, that Article X, Section 10.01 of the amended and restated bylaws of 10x Genomics, Inc. is hereby amended to read as follows:
Section 10.01. Amendments. The Board of Directors is expressly authorized to make, alter, amend, repeal and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Restated Certificate of Incorporation. The stockholders also shall have the power to make, amend, alter, repeal and rescind, in whole or in part, these Bylaws; provided, however, that such action by the stockholders shall require, in addition to any other vote required by the Restated Certificate, or applicable law, the affirmative vote of the holders of two-thirds (2/3) of the voting power of all the then-outstanding shares of stock of the Corporation present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon, voting together as a single class.”
Vote Required
Approval of the amendment to our amended and restated bylaws requires the affirmative vote of two-thirds of the voting power of the shares of our common stock outstanding as of the record date and entitled to vote on this proposal. Abstentions will have the same effect as a vote “AGAINST” this proposal. Broker non-votes will have no impact on this proposal.

10X GENOMICS, INC.	33	2024 PROXY STATEMENT

Proposal Four
Advisory Vote on Executive Compensation

As part of the commitment of our board of directors to excellence in governance, and as required by Section 14A of the Exchange Act, our board of directors is providing the stockholders with an opportunity to approve, on a non-binding, advisory basis, the compensation of our named executive officers.
As more fully described in the section of this Proxy Statement titled “Executive Compensation,” including “Compensation Discussion and Analysis” and related compensation tables, our executive compensation program is designed to attract, retain and motivate talented individuals with the executive experience and leadership skills necessary for us to increase stockholder value.
The following proposal, commonly known as a “Say on Pay” proposal, gives our stockholders the opportunity to vote to approve, on a non-binding, advisory basis, the compensation of our named executive officers. This vote is not intended to address any specific item of compensation or the compensation of any particular officer, but rather the overall compensation of our named executive officers and our compensation philosophy, policies and practices, as discussed in this Proxy Statement. Accordingly, we are asking our stockholders to vote for the following resolution:
“RESOLVED, that the company’s stockholders approve, on a non-binding, advisory basis, the compensation of the company’s named executive officers, as disclosed in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
Before you vote, we recommend that you read the Executive Compensation section of this Proxy Statement for additional details on our executive compensation programs and philosophy.
This vote is advisory, and therefore not binding on the company, our board of directors or the compensation committee. However, our board of directors and compensation committee value the opinions of our stockholders and intend to take into account the outcome of the vote when considering future compensation decisions for our named executive officers.

RECOMMENDATION OF
THE BOARD OF DIRECTORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL, ON A NON-BINDING, ADVISORY BASIS, OF THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS UNDER PROPOSAL FOUR

10X GENOMICS, INC.	34	2024 PROXY STATEMENT

Vote Required
Approval of the compensation of our named executive officers on a non-binding, advisory basis requires the affirmative vote of a majority of the votes cast at the 2024 Annual Meeting by the stockholders present or represented by proxy at the meeting and voting on the proposal. Abstentions and broker non-votes will have no effect on this proposal.

10X GENOMICS, INC.	35	2024 PROXY STATEMENT

Compensation
Committee Report
The Compensation Committee has reviewed and discussed with management the disclosures contained in the following “Compensation Discussion and Analysis.” Based on this review and discussion, the Compensation Committee recommended to the board of directors that the section titled “Compensation Discussion and Analysis” be included in this Proxy Statement for the 2024 Annual Meeting.
Respectfully submitted,
THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS OF 10X GENOMICS, INC.*
John R. Stuelpnagel, Chairman
Kimberly J. Popovits

*Bryan Roberts was a member of the compensation committee until his resignation from the board of directors on July 18, 2023.

10X GENOMICS, INC.	36	2024 PROXY STATEMENT

Executive Officers
The following table sets forth certain information about our executive officers and their respective ages as of April 26, 2024. Officers are elected by the board of directors to hold office until their successors are elected and qualified.

Name(1)	Age	Position
Serge Saxonov	47	Chief Executive Officer and Director
Justin J. McAnear	48	Chief Financial Officer
Benjamin J. Hindson	49	Chief Scientific Officer, President and Director
Eric S. Whitaker	57	Chief Legal Officer
(1)Dr. James L. Wilbur resigned as our chief commercial officer effective as of February 1, 2024.
For the biographies of Drs. Saxonov and Hindson, see “Matters to Come Before the 2024 Annual Meeting—Proposal One—Election of Directors—Continuing Directors.”

Justin J. McAnear has served as our Chief Financial Officer since October 2018. From August 2015 to October 2018, Mr. McAnear was the Vice President of Worldwide Finance and Operations at Tesla. From September 2013 to August 2015, Mr. McAnear served as a Finance Director at Apple in Corporate FP&A and Worldwide Operations and from February 2011 to September 2013, Mr. McAnear served as a Senior Finance Manager in Worldwide Operations. Mr. McAnear began his corporate finance career at Johnson & Johnson in August 2006 and left in February 2011. Mr. McAnear served over nine years in the U.S. Navy as an aviator and is a graduate of the U.S. Naval Academy in Annapolis, Maryland, where he earned his B.S. degree in Systems Engineering. He also holds an M.B.A. in Finance from the University of San Diego.

Justin J. McAnear Chief Financial Officer Since: 2018

10X GENOMICS, INC.	37	2024 PROXY STATEMENT

Eric S. Whitaker has served as our Chief Legal Officer since March 2022 after serving as our General Counsel from July 2017 to March 2022. Prior to joining our company, Mr. Whitaker served as the Chief Legal Officer of Nutanix from September 2014 to May 2017, the Chief Legal Officer of SanDisk from January 2013 to September 2014, and General Counsel of Tesla from October 2010 to November 2012. Prior to these roles, Mr. Whitaker served as General Counsel for a number of technology companies since 1999. Mr. Whitaker also worked as an attorney at Latham & Watkins LLP. Mr. Whitaker holds a J.D. from Stanford Law School and a B.A. in Politics from Princeton University.

Eric S. Whitaker Chief Legal Officer Since: 2022

10X GENOMICS, INC.	38	2024 PROXY STATEMENT

Executive Compensation
This section describes the compensation program for our named executive officers (“NEOs”), including “Compensation Discussion and Analysis,” executive compensation tables and other information.

Compensation Discussion and Analysis

Overview of 2023 Executive Compensation

2023 Business Highlights
Our mission is to accelerate the mastery of biology to advance human health. Our company delivered strong financial and operational performance in 2023. Below are some of our key accomplishments in 2023:
•Earned revenue of $618.7 million and $516.4 million for the years ended December 31, 2023 and 2022, respectively, representing a year-over-year growth rate of 20%;
•Drove adoption of our newest platform, Xenium, which began shipping at the end of 2022 and sold more than 250 instruments in the first year of launch;
•Reached more than 5,900 cumulative instruments and 347,000 reactions sold around the world, year-over-year increases of 27% and 9%, respectively;
•Surpassed 7,000 peer-reviewed publications citing 10x technologies, a 58% increase year-over-year;
•Opened our new cutting-edge R&D and manufacturing hub in Pleasanton to support new product development and production, including for Visium HD and Xenium; and
•Ended the year in a strong financial position with positive free cash flow, meaning cash flows from operating activities exceeded capital expenditures, in the quarter ending December 31, 2023 and, excluding acquisitions, delivered positive operating cash flow for the year ended December 31, 2023.
Our pay decisions reflected the company's performance in 2023. Our executive compensation strategy is based on our commitment to effectively drive sustainable, long-term global growth and our long-term strategy.
COMPENSATION COMMITTEE MEMBERS
John Stuelpnagel Chair Kimberly Popovits Member

2023 NEOs

Serge Saxonov
Chief Executive Officer
Justin J. McAnear
Chief Financial Officer
Benjamin J. Hindson
President and Chief
Scientific Officer
Eric S. Whitaker
Chief Legal Officer
James L. Wilbur
Former Chief
Commercial Officer

10X GENOMICS, INC.	39	2024 PROXY STATEMENT

Summary of 2023 Executive Compensation Elements
Short-Term		Long-Term

Salary	AIP	PSUs	Stock Options	RSUs
Ongoing	1-Year Performance Period[1]	5-Year Performance Period [2]	4-Year Vesting Period

Fixed	Variable
Performance Metrics:
	Revenue	Stock Price Hurdles

(1)Annual Incentive Plan (AIP) awards are determined after the performance period. (2)PSUs are earned based on achievement of stock price hurdles within a five year period.

Executive Compensation Program Objectives
Performance
We are committed to a pay for performance culture. We rely on incentives in the form of cash bonuses and equity compensation which are both designed to align the interests of our executive officers more closely with those of our stockholders, and to motivate such executive officers to increase stockholder value by improving corporate performance. In addition, individual performance is taken into account when making any changes to compensation.

Competitiveness
We compete in a highly competitive sector and must deliver competitive base salaries, cash incentives and equity compensation in addition to benefits to attract, motivate and retain world-class talent. Annual total target compensation (consisting of annual base salary, annual target bonus and annual equity awards) is intended to be consistent with competitive opportunities available to the exceptional people we seek to attract and retain.

Fairness	Our programs are designed to be equitable across similarly situated employees, encouraging employee motivation and enabling cross functional collaboration globally to deliver on our goals and mission.

10X GENOMICS, INC.	40	2024 PROXY STATEMENT

2023 Executive Compensation Highlights

Pay for Performance
We set meaningful performance goals for performance stock awards. In September 2022 and April 2023, we established certain performance stock award goals which were designed to deliver value to our named executive officers only when very strong levels of performance, as measured by stock price, have been achieved. To date, none of the 2022 or 2023 performance stock awards goals have been met, which underscores our commitment to at-risk-pay and pay-for-performance.
We structured our executive bonus opportunities to be based on revenue, and we paid bonuses based on achievement of revenue goals as well as individual performance (other than in the case of our Chief Executive Officer). We paid all 2023 bonuses to each of our named executive officers, with the exception of Dr. Wilbur, based on 69% corporate goal achievement (as described in more detail below), reflecting our commitment to at-risk-pay and pay-for-performance.
Revenue
20% Year-Over-Year Growth

Instruments Sold
27% Year-Over-Year Increase

1-Year TSR
54% December 30, 2022 to December 29, 2023
CEO Pay
We set our Chief Executive Officer’s target total direct compensation near the 50th percentile of our peer group, with base salary and total target cash compensation near the 25th percentile of our peer group. Based on comparable market information for 2023 provided to the compensation committee by Aon, its independent compensation consultant, our Chief Executive Officer’s base salary and target total cash compensation was slightly below the 25th percentile and total direct compensation slightly below the 50th percentile of comparable chief executive officers in our peer group.
Over 90% of our Chief Executive Officer’s 2023 target total direct compensation was "at-risk," aligned with our pay-for-performance philosophy. This compensation "at-risk" was dependent on company performance in the form of an annual performance bonus earned and equity incentive awards granted. As detailed below, a significant majority – 93% – of our Chief Executive Officer’s target 2023 total compensation was at-risk.
Reductions in annual compensation for our Chief Executive Officer. In 2023, the annual compensation of our Chief Executive Officer was $10.5 million lower compared to 2022, primarily because our Chief Executive Officer received one-time equity awards in 2022 and did not receive similar awards in 2023. Excluding the 2022 one-time equity awards, our Chief Executive Officer’s annual compensation in 2023 was $2.9 million lower in 2023 compared to 2022, due primarily to smaller annual equity awards in 2023 compared to 2022, as detailed below.

Annual CEO Compensation (Summary Comp Table)
($ Millions)
$7.6
$11.2
$10.5 Total Reduction
$8.3
2022
2023
Annual Compensation
One-Time Equity Award (1)

(1)Special one-time equity awards (subject to performance vesting) granted to Dr. Saxonov in 2022 to reinforce alignment of our compensation program to our longer-term growth strategy, and to drive our pay for performance philosophy while sustaining the team’s high engagement.

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What We Do	What We Do Not Do
Pay for Performance: We link pay to performance with a heavy emphasis on long-term equity.	No Hedging in Company Securities: Executives, directors and all employees are prohibited from engaging in any hedging transaction with respect to company equity securities.
Compensation Committee Independence: The compensation committee is comprised solely of independent directors.
Independent Compensation Advisor: The compensation committee selects and engages its own independent advisor for guidance in making compensation decisions.	No Guaranteed Annual Bonuses: We do not provide guaranteed minimum annual bonuses.
Peer Group Analysis: The compensation committee reviews external market data when making compensation decisions.	No Discounted Stock Options: We do not provide discounted stock options.

Compensation Risk Assessment: The compensation committee conducts an annual risk assessment to determine if our executive compensation program presents any risks that are reasonably likely to have a material adverse effect on the company.
No Repricing: We have a policy against repricing stock options without stockholder approval. We have never repriced stock options.
No Tax Gross-Ups: We do not provide tax gross-ups for “excess parachute payments.”
Stock Ownership Guidelines: Executives and directors are subject to stock ownership guidelines which align their interests with our stockholders.
No Executive Pensions: We do not offer any defined benefit pension plans for executives. Eligible executives can participate in the same 401(k) plan that is available to non-executive employees, and on the same terms.

Minimum and Maximum Incentive Funding Thresholds: We set limits on the Annual Incentive Plan funding, subject to compensation committee discretion.
Clawback Policy: We maintain a clawback policy in line with SEC and Nasdaq rules which applies to each of our Named Executive Officers.	No Excessive Perquisites: We do not generally offer perquisites or personal benefits to our executives.
Annual Say on Pay Vote: We conduct a Say on Pay vote annually.	No Unearned Dividends: We do not accrue or pay dividends on unearned or unvested equity awards.
Stockholder Outreach: We engage in stockholder outreach to solicit feedback and to discuss our business and compensation program throughout the year.	No Encouragement of Unnecessary or Excessive Risk Taking: Our compensation program aligns executive and shareholder interests, which reduces incentives for short-term risk taking.

Glossary of CD&A Terms	AIP - Annual Incentive Plan (cash bonus program)	PSUs - Performance Stock Units
	NEO - Named Executive Officer	TSR - Total Shareholder Return

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Say on Pay Vote Results and Shareholder Outreach Highlights
Results of Prior Say on Pay Vote
At our 2023 annual meeting of stockholders, we presented our stockholders with a proposal to approve on an advisory basis, the compensation of our named executive officers as disclosed in our 2023 proxy statement. Approximately 83% of the votes on this proposal were cast in 2023 in support of our 2022 executive compensation program.
Response to Say on Pay Vote
Though our executive compensation programs have been widely supported, our compensation committee engaged with key stockholders to solicit feedback on our programs. Significant outreach was conducted in 2023 and was led by the Chairman of our Compensation Committee, John Stuelpnagel. He was joined by a number of members of management, including our Chief People Officer, our Vice President of Total Rewards, our Director, Investor Relations and Strategic Finance and our Chief Legal Officer. Additionally, on one occasion Compensation Committee member Kim Popovits and these members of management met with one of our stockholders.
We contacted our top stockholders, representing over 71% of the Company’s outstanding shares of common stock. We ultimately spoke with nine stockholders representing approximately 35% of the Company’s outstanding shares of common stock. Below is a summary of the main compensation-related feedback we received post the 2023 Annual Meeting, as well as details around the changes made or planned for our executive compensation program in response to this feedback.

Stockholder Feedback	10x Actions to Address Feedback
More context was requested to better understand the rationale for executive compensation decisions, including the relationship between pay and performance.	In response, in this proxy statement we have restructured our CD&A to better summarize key components of our executive compensation programs and its connection to pay for performance, as well as relevant context for decisions.
Stockholders expressed concern over the 2022 one-time equity awards for executive officers including our Chief Executive Officer.	No one-time grants were granted in 2023 nor are any currently planned. The 2022 special performance awards were intended to be one-time awards meant to address unique competitive market conditions and the vesting of those awards is based on aggressive performance targets meant to create shareholder value over a prolonged performance period. To date, none of the performance awards have vested, underscoring the rigor of the program, its retentive value and its alignment of the interests of our executives to our stockholders.
Preference for a relative TSR measure over the use of absolute share price measure for performance stock unit (PSU) awards.	The annual equity awards granted in 2024 incorporate a relative TSR metric against an index, in addition to a performance metric based on the Company’s compound annual growth rate (CAGR). This methodology replaced the absolute share price target approach that was used for the 2023 PSU awards. We also took additional steps to explain how the share price targets aligned the interests of our executives and stockholders.
Requested more clarity on the Annual Incentive Plan (AIP) metrics, as well as a preference for more specific quantitative financial goals.	While the 2022 AIP funding was driven by business goals and qualitative considerations, the 2023 AIP funding was revised to base funding solely on the achievement of a quantitative metric: annual revenue performance. In 2024, our AIP funding determinations will be based on multiple quantitative metrics, including revenue, adjusted free cash flow and other strategic objectives.

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Stockholder Feedback	10x Actions to Address Feedback
Desire for stock ownership guidelines for executive officers.	Stock ownership guidelines have been implemented for our executives and directors, as described further below, which further align the interests of our executives and directors with our stockholders.
Desire to reduce the number of software companies in our compensation peer group.	Removed two software companies – Datadog, Inc and Anaplan – from our compensation peer group.
The compensation committee continues to be committed to consider the results of stockholder advisory votes on executive compensation when making future decisions relating to our executive compensation programs and compensation for named executive officers, with the intent on making sure that the programs are beneficial to the creation of sustained long-term stockholder value.
Compensation Setting Process
Role of Our Compensation Committee
Our compensation committee administers our executive compensation program, making final decisions on program design and compensation changes for our executive officers. Under its charter, our compensation committee reviews, determines, approves or makes recommendations to our board of directors regarding executive officer compensation, board compensation and compensation under our equity incentive plans. See the sections titled “Board of Directors Committees” on page 15 and “Compensation Committee” on page 16 for more information about the compensation committee and how to access its charter.
Role of Management
Our Chief Executive Officer and Chief People Officer are involved in providing the compensation committee with information on company and individual performance, competitive practices and perspectives, and providing input into the plan design as they lead the organization. In addition, our Chief Financial Officer and Chief Legal Officer in partnership with the Chief Executive Officer and Chief People Officer provide input into compliance and regulatory matters, company budgetary constraints and talent pressures. All of this helps the compensation committee understand management’s proposals, the general talent pressures and trends and how the company’s culture is impacted by pay policies. No named executive officer is present for compensation committee decisions related to their individual compensation.
In reviewing compensation for our executive officers other than the Chief Executive Officer, including the determination of equity awards to be granted to such executive officers, our compensation committee solicits input from our Chief Executive Officer on each executive officer’s (other than his own) performance, strategic contributions, ability, job complexity, responsibilities and competitive opportunities. Our compensation committee values our Chief Executive Officer’s perspective and input on each executive officer’s performance and contributions to the company (other than with respect to the Chief Executive Officer's own compensation), and they are important factors in the compensation committee’s final determinations. Similarly, the compensation committee takes into consideration the Chief Executive Officer's performance and achievement of strategic and financial goals when making decisions regarding his compensation.

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Role of the Compensation Consultant
Our compensation committee has the authority to engage its own advisors in carrying out its responsibilities. In 2023, our compensation committee engaged Aon's Human Capital Practice as its independent compensation consultant to assist with its duties, including providing input on the compensation peer group selection, insight into competitive compensation practices and advice on executive compensation programs and decisions. Representatives of Aon attended portions of meetings of the compensation committee as requested and also communicated with the compensation committee outside of meetings. Aon reported to the compensation committee rather than to management, although representatives of Aon may have met with members of management, including our Chief Executive Officer, Chief People Officer, Chief Financial Officer and Chief Legal Officer, for purposes of gathering information on proposals that management may make to the compensation committee.
In December 2023, following a comprehensive search, the compensation committee decided to retain Alpine Rewards LLC (“Alpine Rewards”) as its new independent compensation consultant, replacing Aon. Alpine Rewards focuses on the technology and life sciences sector and provides deep analytical and compensation expertise and strategic advisory services. In this capacity, Alpine Rewards has advised the compensation committee on compensation matters related to the executive and director compensation programs since December 2023.
The company subscribes to Aon’s general broad-based compensation survey data and, in 2023, Aon was paid approximately $68,662 for such survey data, in addition to fees for consulting services to the compensation committee of approximately $434,151. Additionally, Aon affiliates (Aon plc and its related entities) performed insurance advisory services, risk management consulting and insurance brokerage services for us during 2023, for which we paid approximately $224,746. Additional insurance premiums and related fees were paid to Aon plc and passed through to insurance companies not affiliated with Aon plc.
Our compensation committee reviewed these services and considered the independence of Aon in light of SEC rules regarding conflicts of interest involving compensation consultants and Nasdaq listing standards regarding compensation consultant independence. Our compensation committee considered the following six factors, as well as other factors it deemed relevant, in order to make its determination: (i) the provision of other services to us by Aon and the Aon affiliates described above; (ii) the amount of fees Aon received from us, as a percentage of its total revenue; (iii) the policies and procedures of Aon that are designed to prevent conflicts of interest; (iv) the lack of any business or personal relationships of the Aon consultants with any member of our compensation committee; (v) the lack of any of our common stock owned by the Aon consultants performing services for our compensation committee; and (vi) the lack of any business or personal relationships between the Aon consultants or Aon itself and any of our executive officers. Based on its review, our compensation committee determined that Aon was independent, and that Aon’s services did not raise any conflicts of interest. The compensation committee also assessed the independence of Alpine Rewards in connection with their engagement and determined that Alpine Rewards was independent and that the services provided by Alpine Rewards did not raise any conflicts of interest.
Use of Competitive Data
Our compensation committee uses data on competitive compensation practices as one input into the decision-making process for determining compensation decisions for our executive officers.
In 2023, our compensation committee reviewed data from a peer group of companies selected to be representative of 10x Genomics, Inc. in terms of labor market, financial profile and business type. Our peer group for 2023 compensation decisions, set forth below, when compared to 2022, was updated to remove Datadog, Inc and Anaplan and to add Azenta, Inc., Maravai LifeSciences Holdings, Inc., Sotera Health Company and Veracyte, Inc. The changes to the 2023 peer group resulted in an increased focus on the life sciences industry and a reduction in the number of software industry peers (in part to respond to stockholder input). Selected companies generally had annual revenues in the range of 0.5 times to 3.0 times of our trailing 12 months revenues and a 30-day average market capitalization of 0.3 times to 3.0 times that of our company at the time our peers were selected for 2023 compensation decisions. At the time our peers were selected for 2023 compensation decisions, we were positioned at the 43rd percentile of trailing revenues, at

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the 62nd percentile of year-over-year revenue growth and at the 41st percentile of 30-day average market capitalization. The following are the companies selected in our peer list:

ACADIA Pharmaceuticals Inc.	Guidewire Software, Inc.	NovoCure Limited
Adaptive Biotechnologies Corporation	Insulet Corporation	Penumbra, Inc.
Alteryx, Inc.	Invitae Corporation	Repligen Corporation
Azenta, Inc.	Maravai Lifesciences Holdings, Inc.	Sotera Health Company
Coupa Software Incorporated(1)	Natera, Inc.	Twist Bioscience, Inc.
Exact Sciences Corporation	NeoGeonomics, Inc.	Veracyte, Inc.
Guardant Health, Inc.	Nevro Corp.
(1)Coupa Software Incorporated was acquired by Thoma Bravo, L.P., a Delaware limited partnership in February 2023.

Data for these companies was collected from publicly available filings and from Aon’s survey database for the named peers and companies with a similar profile. The data was used as a lens to understand competitive opportunities on a role specific basis and was one input into determining executive pay.
In setting compensation for our named executive officers, the compensation committee considers market data in addition to performance in the role, job scope, internal pay comparisons, proprietary knowledge of the leaders in addition to the mix of pay elements between salary, bonus and equity incentives. The compensation committee does not have a formulaic approach to setting pay nor target a specific percentile with pay falling between the 25th and 75th percentiles across various pay elements and overall. While the compensation committee considers each element of pay, the focus is on total compensation to ensure overall competitiveness to attract, motivate and retain the leadership team. Historically, our policies have placed less focus on base salary, with an emphasis on pay for performance including the cash incentive and equity-based pay to deliver an overall program that is competitive.
Our compensation committee considers the competitive market data an input into decisions but also considers the broader company culture and guiding principles for pay fairness. Therefore, the committee applies its business judgment in determining the pay levels of individual executive officers in order to account for each individual’s performance and to align their performance with stockholder interests. The additional factors considered in making individual compensation decisions are noted above and based on input from our Chief Executive Officer (other than with respect to his own compensation), who we believe is best able to evaluate the capabilities of the individual team members, as well as company performance, individual performance and experience, individual skills and expertise, each executive officer’s role and our retention and incentive objectives.
Compensation Program Design
The 2023 executive compensation program was designed with our guiding principles in mind, to attract, motivate and retain a team of highly qualified executives who will drive technological innovation and business success, and to align the incentives for our named executive officers with the long-term interests of our stockholders.
Our 2023 compensation program was composed of three primary elements: base salary, annual incentive plan and equity awards. In 2023, we used a mix of equity vehicles, including stock options and restricted stock units (“RSUs”) tied to time vesting as well as performance stock units (“PSUs”) tied to performance. Our compensation committee examines individual performance, roles and

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responsibilities, cash compensation opportunities, the vested and unvested retention value of our executives' current holdings, the retention risk for each of our executives, as well as relative internal alignment when making final compensation decisions.
•Base Salary: The base salaries of our named executive officers provide them with fixed compensation. In March 2023, our compensation committee reviewed the base salaries of our named executive officers by comparing them to named executive officer salaries based on the market assessment provided by Aon and each individual’s performance, as discussed above. As a company that became publicly traded in 2019, we have been gradually shifting our compensation to be more balanced between cash and equity in order to compete more effectively for talent. Following this assessment, the compensation committee determined it was appropriate to continue to increase salary levels in 2023 for the named executive officers to ensure competitive salary levels, to reflect the skills, experience and performance of the team and to incentivize the continued success of our leaders in building the organization and executing on key strategic priorities. That said, the resulting base salaries of our named executive officers, even after the 2023 increases, continue to be aligned near the 25th percentile of peer data with the exception of our Chief Legal Officer as discussed below.
•Annual Incentive Plan: In 2023 we maintained an Annual Incentive Plan (“AIP”) for our employees including our named executive officers. In response to stockholder feedback, in 2023 we changed our AIP funding formula from a focus on business goals and qualitative considerations to quantitative metrics. For 2023, AIP funding was based on annual revenue achievement. In 2023, our AIP continued its emphasis on pay for performance by increasing the target incentive opportunity for all named executive officers compared to 2022. This action was designed to better align company performance and compensation to drive stockholder value in addition to increasing the at-risk portion of cash compensation. See pages 48 to 49 below for more details.
•Equity Incentives: Our named executive officers are eligible for equity awards as part of our executive compensation program which reinforces pay for performance for our stockholders and provides a retention incentive. In 2023, our compensation committee granted equity awards for our named executive officers in the form of stock options, RSUs and PSUs, as detailed below. Stock options, RSUs, PSUs and performance stock options such as the performance stock option granted to our Chief Executive Officer in 2022 link the strategic and day-to-day actions of our named executive officers directly to stockholder interests by motivating our executive officers to increase stockholder value by improving corporate performance.
Compensation Elements
Base Salary
Base salaries for our named executive officers provide a fixed minimum level of compensation for services rendered during the year and compensates our named executive officers for expected levels of day-to-day performance.
Salary levels are reviewed annually, or upon significant changes in such named executive officer’s role and responsibilities and, with respect to our named executive officers other than the Chief Executive Officer, in consultation with our Chief Executive Officer. There is no specific formula applied to determine salary adjustments. Any adjustments are designed to reflect (a) the skills, knowledge and responsibilities required of each named executive officer, (b) company and individual performance, (c) the competitive labor market conditions and (d) the individuals’ prior experience that is relevant to performing the role successfully.
The company has historically placed more emphasis on equity compensation over salary and cash incentives. Since our initial public offering, the company has adjusted the mix of base, bonus and equity to be more aligned with the practices of a public company to manage dilution for stockholders and to emphasize both near term results and long-term stock price performance. Effective in April 2023, each named executive officer received a 5% merit increase in base salary, with the exception of Dr. Wilbur, our former chief commercial officer, who received a 2% increase due to the timing of his hire date in mid-2022. Even after these salary adjustments, our Chief Executive Officer’s base salary fell below the 25th percentile of chief executive officers in our peer group, as were the base

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salaries for all other executive officers with the exception of Mr. Whitaker whose base salary is closer to the 50th percentile of comparable legal executives in our peer group.
The annualized base salaries of our named executive officers as of December 31, 2023 compared to December 31, 2022 were:

Named Executive Officer	Annual Base Salary as of December 31, 2022 ($)	Annual Base Salary as of December 31, 2023 ($)	Percentage Increase (%)

Dr. Saxonov	525,000	551,300	5
Mr. McAnear	399,000	419,000	5
Dr. Hindson	420,000	441,000	5
Mr. Whitaker	418,000	438,900	5
Dr. Wilbur	400,000	408,000	2
Annual Incentive Plan
We maintain an AIP to provide employees, including our named executive officers, with incentives reflecting annual corporate performance and individual contributions. The target award opportunity and the weighting between corporate and individual performance reflect the role of each individual participant. For fiscal year 2023, the compensation committee increased the annual bonus award target for the named executive officers as shown in the table below in order to move annual award targets closer to competitive cash incentive opportunities amongst our peers. In March 2023, our compensation committee approved the following target incentive opportunities and performance weightings for our named executive officers:

Named Executive Officer	Target AIP Opportunity (% of Base Salary) 2022	Target AIP Opportunity (% of Base Salary) 2023	Corporate Performance Weighting (%)	Individual Performance Weighting (%)	Actual 2023 Bonus Payout ($)	% of Target AIP Opportunity Payout in 2023 (%)

Dr. Saxonov	80	100	100	0	380,363	69
Mr. McAnear	50	60	50	50	173,445	69
Dr. Hindson	50	60	50	50	182,574	69
Mr. Whitaker	50	60	50	50	181,705	69
Dr. Wilbur	50	60	50	50	0	0
The AIP awarded to NEOs is comprised of a corporate performance factor, which determines the portion of the bonus that is tied to our corporate performance and is further described in detail below, and, except for our Chief Executive Officer, an individual performance factor that is determined after holistic assessments of each named executive officer’s performance for the given year by our compensation committee upon recommendation from our Chief Executive Officer. The CEO’s AIP is 100% corporate performance, while the other NEOs have fifty percent tied to the corporate performance factor, and fifty percent tied to the executive's individual performance factor. This method is designed to reinforce focus on driving the company’s goals and provides the CEO and compensation committee the opportunity to consider each individual’s performance in relation to the achievement of the company goals when determining the AIP awarded.

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Generating revenue is important to our company and our stockholders, and in 2023 our AIP was revised, in part based on stockholder feedback, to fund based solely on this quantitative metric. The AIP had a $650 million revenue target for 100% funding, with a linear relationship between revenue attainment and relative bonus pool funding as shown in this graph:

Bonus pool % vs. Revenue (M)
150%
100%
50%
0%
Bonus pool %
590
600
610
620
630
640
650
660
670
680
690
Revenue ($M)

At the end of fiscal year 2023, the revenue attainment was $619M, resulting in a 69% bonus pool funding for executive officers. The compensation committee then assessed overall individual performance and portion of cash bonus payable in respect to the individual performance factors for each of our NEOs other than our CEO, including satisfaction of certain qualitative and quantitative performance factors in each of their respective roles. These determinations resulted in final amounts payable for the portion of the annual cash bonus relating to the individual performance factors of 69% for each named officer except for Dr. Wilbur, who separated from the Company on February 1, 2024 prior to the payment of 2023 bonuses and so was given no bonus for 2023.
Equity Awards
Equity awards provide (a) ongoing incentives tied to the creation of stockholder value as reflected in the company’s stock price and (b) retention incentives to motivate our employees through multi-year and performance-based vesting schedules.
For our named executive officers, equity incentives represent the majority of their compensation reinforcing pay for performance and alignment to our long-term strategy. Stock options, RSUs, PSUs and performance stock options are intended to motivate our named executive officers to drive growth and increase stockholder value by increasing in value if the price of our stock increases.
We generally grant our annual equity awards under the 2019 Omnibus Incentive Plan during the first quarter of each new fiscal year, and in March 2023, the equity awards granted to our named executive officers as part of our annual compensation plan consisted of stock options, RSUs and PSUs. For our Chief Executive Officer, the target value of each award was divided into twenty five percent (25%) stock options, which were converted at a ratio of 2:1 stock options to RSUs, twenty five percent (25%) RSUs and fifty percent (50%) PSUs. For each of our other NEOs, the target value of each award was divided into twenty five percent (25%) stock options, which were converted at a ratio of 2:1 stock options to RSUs, fifty percent (50%) RSUs and twenty five percent (25%) PSUs.

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For the 2023 executive compensation program, the compensation committee structured the PSUs to be 100% performance-based and represent the right to earn and vest in shares of our Class A common stock in three separate tranches upon the achievement of three distinct stock price thresholds over a 20-day period at or above the threshold value:
•Threshold 1 = 50% share price increase from the baseline, ⅓ of the grant vests.
•Threshold 2 = 100% share price increase from the baseline, ⅓ of the grant vests.
•Threshold 3 = 150% share price increase from the baseline, ⅓ of the grant vests.
•Baseline = Average weighted share price for the first 20 trading days of the performance period which started April 1, 2023.
•The performance period is 5 years, and all thresholds must be cleared prior to April 1, 2028 in order for such awards to vest.
The PSUs granted to the executive officers are designed to drive our strategic direction and value creation over the long-term by encouraging leadership continuity and motivating the executive officers with equity that rewards them for providing sustained meaningful increases in stockholder value over time. Further, in response to shareholder feedback, the 2024 PSU awards granted to our executives feature performance metrics based on relative TSR and CAGR performance over multi-year performance periods.
The vesting schedules of time-based equity awards granted to our named executive officers are designed to incentivize, retain and align the interests of NEOs and stockholders to our longer-term growth strategy. The exercise price for an option granted under our 2019 Omnibus Incentive Plan is equal to the closing price of our Class A common stock on the date of grant (or most recent trading day prior to grant, if not granted on a trading day). As described above, we believe that options provide a strong alignment with our stockholders’ interests because their entire value depends on future stock price appreciation and that RSUs reward growth in the market price of our Class A common stock because they derive additional value from future stock price appreciation. RSUs are also less dilutive than option awards with equal target values given the 2:1 stock option to RSU ratio utilized by our compensation committee.
We do not have an established set of criteria for granting equity awards. Instead, our compensation committee has exercised its judgment and discretion, in consultation with the compensation committee’s independent compensation consultant and our Chief Executive Officer (other than with respect to his own equity awards) and considered factors including the role and responsibility of each named executive officer, the outstanding equity held by each named executive officer and the extent to which it has vested, target cash compensation, market data and individual performance. In determining the final awards in 2023, the compensation committee examined total compensation, relative internal alignment, the mix between cash and equity as well as the retention value of outstanding awards when arriving at final decisions.

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The equity awards granted to our named executive officers in 2023 are detailed below:

Named Executive Officer	Number of Securities Underlying Option Award (#)	Number of Securities Underlying Restricted Stock Unit Award (#)	Number of Securities Underlying Performance Stock Unit Award (#)	Grant Date Fair Value of Aggregate Equity Awards ($)

Dr. Saxonov	72,773	36,387	72,773	7,360,999
Mr. McAnear	25,991	25,991	12,996	2,719,542
Dr. Hindson	36,387	36,387	18,194	3,807,306
Mr. Whitaker	31,189	31,189	15,595	3,263,423
Dr. Wilbur	14,555	14,555	7,278	1,522,957
No Special Retirement, Health or Welfare Benefits
Our named executive officers are eligible to participate in our employee benefit programs on the same basis as our other salaried employees. We maintain a tax-qualified retirement plan (“401(k) Plan”) that provides eligible employees with an opportunity to save for retirement on a tax-advantaged basis. Eligible employees are able to participate in the 401(k) Plan as of the first day of the month following the date they meet the 401(k) Plan’s eligibility requirements, and participants are able to defer up to 75% of their eligible compensation subject to applicable annual tax limits. All participants’ interests in their deferrals are 100% vested when contributed. In 2023 we maintained a 40l (k) match, capped at $2,000 per annum for each employee.
Our health and welfare benefits include medical, dental and vision benefits, disability insurance, basic life insurance coverage, and accidental death and dismemberment insurance. We design our employee benefits programs to be affordable and competitive in relation to the market and compliant with applicable laws and practices. We adjust our employee benefits programs as needed based upon changes in applicable laws and market practices.
Other Personal Benefits
We do not generally provide perquisites or other personal benefits to our named executive officers, except in limited situations where we believe it is appropriate. We generally do not reimburse executive officers for the income taxes associated with these perquisites except for limited business-related perquisites. In circumstances where we have elected to provide perquisites or other personal benefits, and at times have elected to pay the income taxes for these business-related perquisites or other personal benefits, we have done so because we believe they are business expenses. These benefits generally represent a very small portion of an executive officer’s overall compensation and provide a benefit to us and our stockholders.

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Severance Arrangements
We believe that reasonable and appropriate severance benefits are necessary in order to be competitive in our executive attraction and retention efforts. See the section titled “Potential Payments upon a Change in Control or Termination of Employment” on page 66 for a more detailed description of these benefits.
Change in Control Severance Policy
Effective July 30, 2020, our compensation committee adopted the 10x Genomics, Inc. Change in Control Severance Policy (the "Severance Policy"), which is intended to provide severance pay and other benefits to certain eligible employees including our named executive officers in the event of certain terminations of employment in connection with a “change in control” (as defined in the Severance Policy). The Severance Policy also provides accelerated vesting of certain outstanding stock options and restricted stock units held by eligible employees and other service providers.
The Severance Policy became effective upon its adoption by our compensation committee and will continue in effect until December 31, 2024. The term of the Severance Policy will automatically be extended for one additional year at the end of the initial term and then again after each successive one-year period thereafter, unless it is terminated or amended by our compensation committee, the plan administrator.
The following individuals are eligible to participate in the Severance Policy:
•An employee who is classified by us as a regular full-time salaried or hourly employee and is primarily employed in the United States.
•An employee who is not a U.S. employee and who holds or is granted stock options or restricted stock units.
•A consultant or advisor (excluding any non-employee director) who holds or is granted stock options or restricted stock units.
The Severance Policy provides certain payments and benefits upon a “qualifying termination,” which is defined as follows: (i) (A) with respect to any participant who is a U.S. employee or non-U.S. employee, a termination of the participant’s employment by us thereof by which the participant is employed without “cause” or by the participant for “good reason” (as such terms are defined in the Severance Policy) or (B) with respect to any participant who is a consultant or advisor, a termination of the participant’s service with us by which the participant is engaged for any reason other than the expiration of the term of such participant’s consulting or advisory agreement (or other applicable service agreement) with us and (ii) in all cases, such termination occurs during the period starting on the effective date of a change in control and ending on the date that is 24 months after a change in control.
Under the Severance Policy, if a U.S. employee incurs a qualifying termination, then the U.S. employee will be entitled to receive the following severance payments and benefits, subject to such employee’s timely execution, delivery and non-revocation of a separation agreement and release of claims in favor of us and our affiliates and compliance with restrictive covenants set forth in the separation and release agreement (or any other agreement to which such participant is a party with us):
•Continued payment of annual base salary for a period of six months following the employee’s termination date, payable in equal installments in accordance with our normal payroll practices; and
•If the employee timely elects under the Consolidated Omnibus Budget Reconciliation Act of 1985 (COBRA) to continue health care coverage under our group health plans, such employee will be required to timely pay the premiums for coverage of such employee and such employee’s eligible dependents, but a portion of such premiums will be paid or reimbursed by us for six months following the employee’s termination date (beginning on the date such premiums begin) such that the employee will continue to pay the same amount of monthly premiums as in effect for an active employee with the same coverage.

10X GENOMICS, INC.	52	2024 PROXY STATEMENT

In addition, under the Severance Policy, if a participant (including a U.S. employee, non-U.S. employee, or consultant or advisor) remains employed or in service with us through the date on which a change in control occurs, any outstanding stock options or restricted stock units then held by the participant will be treated as follows:
•If such equity award is assumed, converted or replaced by the surviving corporation or its parent with equity or equity-based awards having an equivalent value and vesting schedule to those applicable to such equity award immediately prior to the change in control, such award as so-assumed, converted or replaced, as applicable, will remain eligible to vest and become exercisable in accordance with its terms; provided that, in the event of a participant’s qualifying termination (and subject to the participant’s timely execution, delivery and non-revocation of a separation agreement and release of claims in favor of us and our affiliates and compliance with restrictive covenants set forth in the separation and release agreement (or any other agreement to which such participant is a party with us)), such award will vest and any restrictions thereon will lapse as to 100% of the then-unvested portion of the award (provided that, unless the applicable award agreement provides for different treatment upon a qualifying termination following a change in control, with respect to awards that would otherwise vest upon satisfaction of performance criteria, all applicable performance criteria will be deemed to have been achieved at target levels).
•If such equity award is not so assumed, converted or replaced in connection with the change in control, then immediately on the effective date of the change in control, such equity award will vest and any restrictions thereon will lapse as to 100% of the then-unvested portion of the equity award (unless the applicable award agreement provides for different treatment upon a change in control).
Participants are also eligible for any benefits provided upon termination pursuant to the Amended and Restated 2012 Stock Plan, the 2019 Omnibus Incentive Plan or any award agreement under any such plan. The Severance Policy provides that no U.S. employee is eligible to receive termination payments and benefits under the Severance Policy if they are entitled to any other severance payments or severance benefits under any other severance plan, policy or program we maintain, or pursuant to the terms of any employment or other agreement with us, as may be in effect from time to time.
If our compensation committee determines, in its reasonable good faith and discretion, that a participant has not satisfied the conditions in the Severance Policy relating to the execution of the separation and release agreement and compliance with restrictive covenants, (i) any entitlement of the participant to receive any payments or benefits due under the Severance Policy (other than accrued payments) will be forfeited and (ii) the participant will be obligated to promptly repay us all amounts of payments and benefits the participant previously received.
Transition and Separation Agreement with Dr. Wilbur
In connection with Dr. Wilbur's departure from the company, in January 2024 the company and Dr. Wilbur entered into a transition and separation agreement pursuant to which the company agreed to provide Dr. Wilbur a one-time separation payment of $204,000 and a one-time COBRA payment of $14,335, less applicable deductions and withholdings. All of Dr. Wilbur's unvested equity awards as of the termination date were canceled upon his termination on February 1, 2024.
Clawback Policy
We have adopted a Policy for Recovery of Erroneously Awarded Compensation (the "Clawback Policy") that complies with the SEC and Nasdaq listing standards and provides that the Company shall recover certain incentive-based compensation of our current and former executive officers in the event the Company is required to prepare a qualifying accounting restatement. The full text of the Clawback Policy was included as Exhibit 97.1 of our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC on February 15, 2024.

10X GENOMICS, INC.	53	2024 PROXY STATEMENT

In addition, to the Clawback Policy, the 2019 Omnibus Incentive Plan contains clawback provisions that all awards made under the plan are subject to reduction, cancellation, forfeiture or recoupment to the extent necessary to comply with any clawback, forfeiture or other similar policy we have adopted or as otherwise required by law. To the extent that an award recipient receives any amount in excess of the amount that such award recipient should otherwise have received under the terms of an award for any reason (including, without limitation, by reason of a financial restatement, mistake in calculations or other administrative error), the award recipient will be required to repay any such excess amount to us.
Stock Ownership Policy
In January 2024, the compensation committee adopted a Stock Ownership Policy that applies to all directors and all executive officers as such term is defined under Rule 3b-7 of the Exchange Act. The Stock Ownership Policy requires minimum ownership of five times the annual salary of the Chief Executive Officer, two times the annual salary for all other executive officers of the company and three times the amount of the annual base cash retainer paid to non-employee independent directors. Shares of the Company’s common stock that qualify toward attainment of the minimum holding requirements are (a) issued and outstanding shares of common stock that are not subject to forfeiture or repurchase restrictions, in any case whether (i) held directly by the individual or his or her immediate family members residing in the same household, (ii) held in a grantor trust for the benefit of the individual or his or her immediate family members residing in the same household or (iii) owned by a partnership, limited liability company or other entity to the extent of the individual’s interest therein (or the interest therein of his or her immediate family members residing in the same household), but only if the individual has or shares powers to vote or dispose of the shares and (b) shares of restricted common stock and shares of common stock subject to outstanding restricted stock unit awards, in each case that vest solely based on the passage of time which shall equal the net settled shares in respect of such respective awards. Shares of common stock that count toward satisfaction of the minimum ownership requirement shall not include (x) shares of common stock subject to outstanding and unexercised stock options or warrants, whether vested or unvested and whether exercisable or unexercisable; (y) performance-based vesting restricted common stock and restricted stock unit awards or other performance-based incentive awards to the extent applicable performance goals have not been achieved; and (z) all other forms of derivative securities. The timeframe to attain the threshold requirements is January 25, 2029 or, if later, the fifth anniversary of his or her appointment as an executive officer. As of the date of this Proxy Statement, each of our directors and executive officers satisfies or is making timely progress toward minimum threshold requirements set forth in the Stock Ownership Policy.

10X GENOMICS, INC.	54	2024 PROXY STATEMENT

Tax and Accounting Considerations
While our board of directors and our compensation committee generally consider the financial, accounting and tax implications of their executive compensation decisions, neither element has been a material consideration in the compensation awarded to our named executive officers historically. In addition, our board of directors and our compensation committee have considered the potential future effects of Section 162(m) of the Internal Revenue Code on the compensation paid to our named executive officers. Section 162(m) of the Code denies a publicly‑traded corporation a federal income tax deduction for remuneration in excess of $1 million per year per person paid to executives designated in Section 162(m) of the Code, including, but not limited to, its chief executive officer, chief financial officer and the next three highly compensated executive officers. However, we believe that maintaining the discretion to provide compensation that is non‑deductible allows us to provide compensation tailored to the needs of the company and our named executive officers and is an important part of our responsibilities and benefits our stockholders.
We follow Financial Accounting Standard Board Accounting Standards Codification Topic 718, Compensation‑Stock Compensation, or ASC Topic 718, for our stock‑based compensation awards.
ASC Topic 718 requires companies to measure the compensation expense for all share‑based payment awards made to employees and directors, including stock options and restricted stock units, based on the grant date “fair value” of these awards. This calculation is performed for accounting purposes and reported in the compensation tables below, even though our executive officers may never realize any value from their awards.
Other provisions of the Internal Revenue Code can also affect compensation decisions for our named executive officers. Section 409A of the Internal Revenue Code, which governs the form and timing of payment of deferred compensation, imposes sanctions, including a 20% penalty and an interest penalty, on the recipient of deferred compensation that does not comply with Section 409A. The board of directors and the compensation committee will take into account the implications of Section 409A in determining the form and timing of compensation awarded to our executives and will strive to structure any nonqualified deferred compensation plans or arrangements to be exempt from or to comply with the requirements of Section 409A.
Section 280G of the Internal Revenue Code disallows a company’s tax deduction for payments received by certain individuals in connection with a change in control to the extent that the payments exceed an amount approximately three times their average annual compensation and Section 4999 of the Internal Revenue Code imposes a 20% excise tax on those payments. The board of directors and the compensation committee will take into account the implications of Section 280G in determining potential payments to be made to our executives in connection with a change in control. Nevertheless, to the extent that certain payments upon a change in control are classified as excess parachute payments, such payments may not be deductible pursuant to Section 280G.

10X GENOMICS, INC.	55	2024 PROXY STATEMENT

Summary Compensation Table
The following Summary Compensation Table summarizes the total compensation of our NEOs for all services rendered to the company in all capacities for the fiscal years ending December 31, 2023, 2022 and 2021, except we do not show 2021 compensation for Dr. Wilbur as he was not an NEO for the fiscal year ending December 31, 2021.

Name and Principal Position	Year	Salary ($)(1)	Bonus ($)	Stock Awards ($)(2)	Option Awards ($)(2)	Non-equity Incentive Plan Compensation ($)(3)	All Other Compensation ($)	Total ($)

Serge Saxonov Chief Executive Officer	2023	544,688	—	4,961,928	2,399,071	380,363	—	8,286,049
	2022	503,750	291,340	9,138,921	8,828,695	—	42,588	18,805,294
	2021	430,000	258,000	4,367,741	6,596,722	—	48,522	11,700,985
Justin J. McAnear Chief Financial Officer	2023	413,963	—	1,862,710	856,832	173,445	—	3,306,950
	2022	394,250	141,657	3,131,588	3,174,835	—	—	6,842,330
	2021	367,500	102,900	1,588,286	2,398,867	—	—	4,457,553
Benjamin J. Hindson President and Chief Scientific Officer	2023	435,750	—	2,607,754	1,199,552	182,574	—	4,425,630
	2022	415,000	151,176	4,724,102	4,529,831	—	49,780	9,869,889
	2021	387,500	108,500	1,985,401	2,998,530	—	—	5,479,931
Eric S. Whitaker Chief Legal Officer	2023	433,675	—	2,235,230	1,028,192	181,705	—	3,878,802
	2022	408,500	150,473	5,440,147	5,904,560	—	—	11,903,680
	2021	370,000	135,000	1,985,401	2,998,530	—	—	5,488,931
James L. Wilbur Former Chief Commercial Officer(4)	2023	406,000	—	1,043,130	479,827	—	—	1,928,957
	2022	171,282	219,500	3,226,899	5,274,371	—	—	8,892,052
(1)The amounts shown represent the base salaries earned by our NEOs in fiscal years 2021, 2022 and 2023. The base salaries of our NEOs were increased as described above effective April 1, 2023.
(2)The amounts shown for 2023 represent the grant date fair value of (a) the option and RSU awards granted to our NEOs in fiscal year 2023 and (b) the performance RSU ("PSU") awards granted to our NEOs in fiscal year 2023, as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of valuation assumptions used to determine the grant date fair value of the equity awards granted to our NEOs in fiscal year 2023, see Note 9 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2023.
(3)The 2023 amounts shown for our NEOs represent the annual bonuses earned based on the company's performance and their individual performance in 2023. As described above, 50% of each of Dr. Hindson and Messrs. McAnear and Whitaker’s 2023 target bonus opportunities were tied to individual performance and the remaining 50% of the opportunities were tied to corporate performance. In 2023, Dr. Saxonov’s bonus payout did not include an individual performance factor and was tied solely to corporate performance. Dr. Wilbur did not earn a bonus in 2023 and separated from the company on February 1, 2024.
(4)Dr. Wilbur separated from the company on February 1, 2024.

10X GENOMICS, INC.	56	2024 PROXY STATEMENT

Grants of Plan-Based Awards
The following table summarizes the awards granted to each of the named executive officers during the fiscal year ended December 31, 2023:

Name	Grant Date(1)	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (2)			Estimated Future Payouts Under Equity Incentive Plan Awards (#)(3)	All Other Stock Awards: Number of Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/share)	Grant Date Fair Value of Stock and Option Awards ($)(4)
		Threshold ($)	Target ($)	Maximum ($)

Serge Saxonov	—	110,260	551,300	771,820	—	—	—	—	—
	3/21/2023	—	—	—	72,773	—	—	—	3,138,939
	3/21/2023	—	—	—	—	36,387	—	—	1,822,989
	3/21/2023	—	—	—	—	—	72,773	50.10	2,399,071
Justin J. McAnear	—	50,280	251,400	351,960	—	—	—	—	—
	3/21/2023	—	—	—	12,996	—	—	—	560,561
	3/21/2023	—	—	—	—	25,991	—	—	1,302,149
	3/21/2023	—	—	—	—	—	25,991	50.10	856,832
Benjamin J. Hindson	—	52,920	264,600	370,440	—	—	—	—	—
	3/21/2023	—	—	—	18,194	—	—	—	784,765
	3/21/2023	—	—	—	—	36,387	—	—	1,822,989
	3/21/2023	—	—	—	—	—	36,387	50.10	1,199,552
Eric S. Whitaker	—	52,668	263,340	368,676	—	—	—	—	—
	3/21/2023	—	—	—	15,595	—	—	—	672,661
	3/21/2023	—	—	—	—	31,189	—	—	1,562,569
	3/21/2023	—	—	—	—	—	31,189	50.10	1,028,192
James L. Wilbur	—	48,960	244,800	342,720	—	—	—	—	—
	3/21/2023	—	—	—	7,278	—	—	—	313,924
	3/21/2023	—	—	—	—	14,555	—	—	729,206
	3/21/2023	—	—	—	—	—	14,555	50.10	479,827
(1)The vesting schedule applicable to each equity award is set forth in the “—Outstanding Equity Awards as of December 31, 2023” table below.
(2)Amounts in the “Estimated Future Payouts Under Non‑Equity Incentive Plan Awards” column relate to amounts potentially payable under our 2023 Annual Incentive Plan. The threshold column assumes the achievement of the corporate goals only at the threshold level, with no contribution from individual performance. The threshold bonus amount can be calculated by multiplying the target bonus of each NEO by the 2023 Annual Incentive Plan threshold percentage of 40%, divided by two to assume no contribution from individual performance. The target column assumes the full target achievement for both corporate and individual goals. The target bonus amount can be calculated by multiplying the base salary of each NEO by the target bonus percentage established by our compensation committee – 100% for our CEO and 60% for each of our other NEOs. The maximum column assumes the maximum achievement for both corporate and individual goals. The maximum bonus amount can be calculated by multiplying the target bonus of each NEO times the maximum percentage of 140%.

10X GENOMICS, INC.	57	2024 PROXY STATEMENT

(3)Amounts represent the target number of shares that may be earned under the PSUs, assuming 100% of the number of shares underlying such performance awards vested if each of the three tranches of stock price performance goals were achieved. There is no achievement above the target amount and no threshold amount.
(4)The amounts shown represent the grant date fair value of the equity awards granted to our NEOs in fiscal year 2023, as computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures. For a discussion of valuation assumptions used to determine the grant date fair value of the equity awards granted to our NEOs in fiscal year 2023, see Note 9 of Notes to our Consolidated Financial Statements set forth in our Annual Report on Form 10-K for the year ended December 31, 2023. There can be no assurance that options will be exercised or that the RSUs or PSUs will vest in full (in which case no value with respect to such options or RSUs or PSUs will be realized by the individual) or that the value upon exercise or upon vesting, as applicable, will approximate the fair value as computed in accordance with FASB ASC Topic 718. See footnote (2) to the Summary Compensation Table.

10X GENOMICS, INC.	58	2024 PROXY STATEMENT

Outstanding Equity Awards as of December 31, 2023
The following table lists the outstanding equity awards held by our NEOs as of December 31, 2023:

			Stock option awards(1)					Stock awards(2)
Name	Grant date		Numbers of securities underlying unexercised stock options exercisable (#)(3)	Numbers of securities underlying unexercised stock option unexercisable (#)(4)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Stock option exercise price ($)	Stock option expiration date	Number of shares or units of stocks that have not vested (#)	Market value of shares or units of stock that have not vested ($)(5)	Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(5)

Serge Saxonov	10/18/2017	(6)	79,463	—	—	1.20	10/18/2027	—	—	—	—
	10/18/2017	(7)	112,500	—	—	1.20	10/18/2027	—	—	—	—
	10/18/2017	(8)	93,637	—	—	1.20	10/18/2027	—	—	—	—
	11/2/2018	(9)	32,478	—	—	5.04	11/2/2028	—	—	—	—
	5/10/2019	(10)	42,521	—	—	11.48	5/10/2029	—	—	—	—
	4/21/2020	(11)	216,088	19,645	—	74.58	4/21/2030	—	—	—	—
	3/19/2021	(12)	40,952	20,476	—	177.76	3/19/2031	—	—	—	—
	3/19/2021	(13)	—	—	—	—	—	—	—	7,679	429,717
	3/22/2022	(14)	61,177	85,650	—	69.56	3/22/2032	—	—	—	—
	3/22/2022	(15)	—	—	—	—	—	—	—	33,037	1,848,751
	9/14/2022	(16)	—	—	142,075	33.67	9/14/2032	—	—	—	—
	9/14/2022	(17)	—	—	—	—	—	213,112	11,925,748	—	—
	3/21/2023	(18)	12,128	60,645	—	50.10	3/21/2033	—	—	—	—
	3/21/2023	(19)	—	—	—	—	—	—	—	29,565	1,654,457
	3/21/2023	(20)	—	—	—	—	—	72,773	4,072,377	—	—
Justin J. McAnear	11/2/2018	(21)	350,159	—	—	5.04	11/2/2028	—	—	—	—
	5/10/2019	(22)	10,417	—	—	11.48	5/10/2029	—	—	—	—
	4/21/2020	(23)	83,111	7,556	—	74.58	4/21/2030	—	—	—	—
	3/19/2021	(24)	14,892	7,446	—	177.76	3/19/2031	—	—	—	—
	3/19/2021	(25)	—	—	—	—	—	—	—	2,793	156,296
	3/22/2022	(26)	22,246	31,146	—	69.56	3/22/2032	—	—	—	—
	3/22/2022	(27)	—	—	—	—	—	—	—	12,014	672,303
	9/14/2022	(28)	12,685	27,908	—	33.67	9/14/2032	—	—	—	—
	9/14/2022	(29)	—	—	—	—	—	—	—	13,955	780,922
	9/14/2022	(30)	—	—	—	—	—	40,593	2,271,584	—	—
	3/21/2023	(31)	4,331	21,660	—	50.10	3/21/2033	—	—	—	—
	3/21/2023	(32)	—	—	—	—	—	—	—	21,118	1,181,763
	3/21/2023	(33)	—	—	—	—	—	12,996	727,256	—	—

10X GENOMICS, INC.	59	2024 PROXY STATEMENT

			Stock option awards(1)					Stock awards(2)
Name	Grant date		Numbers of securities underlying unexercised stock options exercisable (#)(3)	Numbers of securities underlying unexercised stock option unexercisable (#)(4)	Equity Incentive Plan Awards; Number of Securities Underlying Unexercised Unearned Options (#)	Stock option exercise price ($)	Stock option expiration date	Number of shares or units of stocks that have not vested (#)	Market value of shares or units of stock that have not vested ($)(5)	Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights that have not Vested (#)	Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not Vested ($)(5)
Benjamin J. Hindson	5/10/2019	(34)	14,978	—	—	11.48	5/10/2029	—	—	—	—
	4/21/2020	(35)	82,296	11,334	—	74.58	4/21/2030	—	—	—	—
	3/19/2021	(36)	18,614	9,308	—	177.76	3/19/2031	—	—	—	—
	3/19/2021	(37)	—	—	—	—	—	—	—	3,491	195,356
	3/22/2022	(38)	29,662	41,527	—	69.56	3/22/2032	—	—	—	—
	3/22/2022	(39)	—	—	—	—	—	—	—	16,018	896,367
	9/14/2022	(40)	21,142	46,513	—	33.67	9/14/2032	—	—	—	—
	9/14/2022	(41)	—	—	—	—	—	—	—	23,257	1,301,462
	9/14/2022	(42)	—	—	—	—	—	67,655	3,785,974	—	—
	3/21/2023	(43)	6,064	30,323	—	50.10	3/21/2033	—	—	—	—
	3/21/2023	(44)	—	—	—	—	—	—	—	29,565	1,654,457
	3/21/2023	(45)	—	—	—	—	—	18,194	1,018,136	—	—
Eric S. Whitaker	7/28/2017	(46)	201	—	—	1.20	7/28/2027	—	—	—	—
	11/2/2018	(47)	27,714	—	—	5.04	11/2/2028	—	—	—	—
	5/10/2019	(48)	38,958	—	—	11.48	5/10/2029	—	—	—	—
	4/21/2020	(49)	113,046	10,578	—	74.58	4/21/2030	—	—	—	—
	3/19/2021	(50)	18,614	9,308	—	177.76	3/19/2031	—	—	—	—
	3/19/2021	(51)	—	—	—	—	—	—	—	3,491	195,356
	3/22/2022	(52)	44,493	62,291	—	69.56	3/22/2032	—	—	—	—
	3/22/2022	(53)	—	—	—	—	—	—	—	24,027	1,344,551
	9/14/2022	(54)	—	—	—	—	—	—	—	20,931	1,171,299
	9/14/2022	(55)	—	—	—	—	—	—	—	60,889	3,407,348
	9/14/2022	(56)	19,027	41,862	—	33.67	9/14/2032	—	—	—	—
	3/21/2023	(57)	5,198	25,991	—	50.10	3/21/2033	—	—	—	—
	3/21/2023	(58)	—	—	—	—	—	—	—	25,342	1,418,138
	3/21/2023	(59)	—	—	—	—	—	15,595	872,696	—	—
James L. Wilbur	9/14/2022	(60)	84,856	154,740	—	33.67	9/14/2032	—	—	—	—
	9/14/2022	(61)	—	—	—	—	—	—	—	65,890	3,687,204
	3/21/2023	(62)	2,425	12,130	—	50.10	3/21/2033	—	—	—	—
	3/21/2023	(63)	—	—	—	—	—	—	—	11,826	661,783
	3/21/2023	(64)	—	—	—	—	—	7,278	407,277	—	—

10X GENOMICS, INC.	60	2024 PROXY STATEMENT

(1)The stock options are eligible to receive accelerated vesting, such that 100% of the then-unvested portion of the stock options will vest and become exercisable immediately prior to a change in control (as defined in the Severance Policy) if the NEO incurs a qualified termination (as defined in the Severance Policy).
(2)The RSU awards are eligible to receive accelerated vesting, such that 100% of the then-unvested portion of the RSUs will vest immediately prior to a change in control (as defined in the Severance Policy) if the NEO incurs a qualified termination (as defined in the Severance Policy).
(3)The amounts shown represent stock options to purchase shares of our Class A common stock that have vested.
(4)The amounts shown represent stock options to purchase shares of our Class A common stock that have not yet vested.
(5)The amounts shown are based on $55.96 per share, the market value per share of our Class A common stock on the Nasdaq Global Select Market on December 31, 2023.
(6)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(7)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(8)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(9)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(10)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(11)1/48th of the stock option vested on the one month anniversary of April 1, 2020, and 1/48th of the stock option vested in equal monthly installments on the same day of each month thereafter, subject to Dr. Saxonov’s continued service through each applicable vesting date.
(12)1/48th of the stock option vested on the one month anniversary of April 1, 2021, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Saxonov’s continued service through each applicable vesting date.
(13)1/16th of the award vested on the three month anniversary of February 21, 2021, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Saxonov's continued service through each applicable vesting date.
(14)1/48th of the stock option vested on the one month anniversary of April 1, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Saxonov’s continued service through each applicable vesting date.
(15)1/16th of the award vested on the three month anniversary of February 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Saxonov's continued service through each applicable vesting date.
(16)This performance stock option award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock average closing trading price per share being maintained at or exceeding $60, $80 and $105, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Saxonov's continued service through each applicable vesting date.
(17)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock average closing trading price per share being maintained at or exceeding $60, $80 and $105, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Saxonov's continued service through each applicable vesting date.
(18)1/48th of the stock option vested on the one month anniversary of April 1, 2023, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Saxonov’s continued service through each applicable vesting date.
(19)1/16th of the award vested on the three month anniversary of February 21, 2023, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Saxonov's continued service through each applicable vesting date.
(20)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock trading at or exceeding the volume-weighted average price per share of $72.14, $96.19 and $120.20, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Saxonov's continued service through each applicable vesting date.
(21)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(22)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(23)1/48th of the stock option vested on the one month anniversary of April 1, 2020, and 1/48th of the stock option vested in equal monthly installments on the same day of each month thereafter, subject to Mr. McAnear’s continued service through each applicable vesting date.

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(24)1/48th of the stock option vested on the one month anniversary of April 1, 2021, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. McAnear’s continued service through each applicable vesting date.
(25)1/16th of the award vested on the three month anniversary of February 21, 2021, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. McAnear's continued service through each applicable vesting date.
(26)1/48th of the stock option vested on the one month anniversary of April 1, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. McAnear's continued service through each applicable vesting date.
(27)1/16th of the award vested on the three month anniversary of February 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. McAnear's continued service through each applicable vesting date.
(28)1/48th of the stock option vested on the one month anniversary of September 14, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. McAnear’s continued service through each applicable vesting date.
(29)1/16th of the award vested on the three month anniversary of August 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. McAnear's continued service through each applicable vesting date.
(30)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock average closing trading price per share being maintained at or exceeding $60, $80 and $105, respectively, over each of the immediately trailing 20 trading days, subject to Mr. McAnear's continued service through each applicable vesting date.
(31)1/48th of the stock option vested on the one month anniversary of April 1, 2023, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. McAnear’s continued service through each applicable vesting date.
(32)1/16th of the award vested on the three month anniversary of February 21, 2023, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. McAnear's continued service through each applicable vesting date.
(33)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock trading at or exceeding the volume-weighted average price per share of $72.14, $96.19 and $120.20, respectively, over each of the immediately trailing 20 trading days, subject to Mr. McAnear's continued service through each applicable vesting date.
(34)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(35)1/48th of the stock option vested on the one month anniversary of April 1, 2020, and 1/48th of the stock option vested in equal monthly installments on the same day of each month thereafter, subject to Dr. Hindson’s continued service through each applicable vesting date.
(36)1/48th of the stock option vested on the one month anniversary of April 1, 2021, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Hindson's continued service through each applicable vesting date.
(37)1/16th of the award vested on the three month anniversary of February 21, 2021, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Hindson's continued service through each applicable vesting date.
(38)1/48th of the stock option vested on the one month anniversary of April 1, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Hindson's continued service through each applicable vesting date.
(39)1/16th of the award vested on the three month anniversary of February 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Hindson's continued service through each applicable vesting date.
(40)1/48th of the stock option vested on the one month anniversary of September 14, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Hindson's continued service through each applicable vesting date.

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(41)1/16th of the award vested on the three month anniversary of August 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Hindson's continued service through each applicable vesting date.
(42)This PSU award consists of three separate tranches and the vesting of each tranche is subject to the Class A common stock average closing trading price per share being maintained at or exceeding $60, $80 and $105, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Hindson's continued service through each applicable vesting date.
(43)1/48th of the stock option vested on the one month anniversary of April 1, 2023, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Dr. Hindson’s continued service through each applicable vesting date.
(44)1/16th of the award vested on the three month anniversary of February 21, 2023, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Dr. Hindson's continued service through each applicable vesting date.
(45)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock trading at or exceeding the volume-weighted average price per share of $72.14, $96.19 and $120.20, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Hindson's continued service through each applicable vesting date.
(46)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(47)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(48)All shares subject to the stock option grant were vested and exercisable as of December 31, 2023.
(49)1/48th of the stock option vested on the one month anniversary of April 1, 2020, and 1/48th of the stock option vested in equal monthly installments on the same day of each month thereafter, subject to Mr. Whitaker’s continued service through each applicable vesting date.
(50)1/48th of the stock option vested on the one month anniversary of April 1, 2021, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. Whitaker’s continued service through each applicable vesting date.
(51)1/16th of the award vested on the three month anniversary of February 21, 2021, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. Whitaker's continued service through each applicable vesting date.
(52)1/48th of the stock option vested on the one month anniversary of April 1, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. Whitaker's continued service through each applicable vesting date.
(53)1/16th of the award vested on the three month anniversary of February 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. Whitaker's continued service through each applicable vesting date.
(54)1/16th of the award vested on the three month anniversary of August 21, 2022, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. Whitaker's continued service through each applicable vesting date.
(55)This PSU award consists of three separate tranches and the vesting of each tranche is subject to the Class A common stock average closing trading price per share being maintained at or exceeding $60, $80 and $105, respectively, over each of the immediately trailing 20 trading days, subject to Mr. Whitaker's continued service through each applicable vesting date.
(56)1/48th of the stock option vested on the one month anniversary of September 14, 2022, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. Whitaker's continued service through each applicable vesting date.
(57)1/48th of the stock option vested on the one month anniversary of April 1, 2023, and 1/48th of the stock option vested, and continues to vest, in equal monthly installments on the same day of each month thereafter, subject to Mr. Whitaker’s continued service through each applicable vesting date.
(58)1/16th of the award vested on the three month anniversary of February 21, 2023, and 1/16th of the award vested, and continues to vest, in equal quarterly installments on February 21, May 21, August 21 and November 21 each year, subject to Mr. Whitaker's continued service through each applicable vesting date.

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(59)This PSU award consists of three separate tranches and the vesting of each tranche is subject to our Class A common stock trading at or exceeding the volume-weighted average price per share of $72.14, $96.19 and $120.20, respectively, over each of the immediately trailing 20 trading days, subject to Mr. Whitaker's continued service through each applicable vesting date.
(60)1/4th of the stock option vested on the one year anniversary of July 27, 2022, and 1/48th of the stock option vested, in equal monthly installments on the same day of each month thereafter through February 1, 2024, which was Dr. Wilbur's termination date. The unvested portion of this award was cancelled upon Dr. Wilbur's termination on February 1, 2024.
(61)1/4th of the award vested on the one year anniversary of August 21, 2022, and 1/16th of the award vested on November 21, 2023. The unvested portion of this award was cancelled upon Dr. Wilbur's termination on February 1, 2024.
(62)1/48th of the stock option vested on the one month anniversary of April 1, 2023, and 1/48th of the stock option vested, in equal monthly installments on the same day of each month thereafter through February 1, 2024, which was Dr. Wilbur’s termination date. The unvested portion of this award was cancelled upon Dr. Wilbur's termination on February 1, 2024.
(63)1/16th of the award vested, in equal quarterly installments, on May 21, 2023, August 21, 2023 and November 21, 2023. The unvested portion of this award was cancelled upon Dr. Wilbur's termination on February 1, 2024.
(64)This PSU award consisted of three separate tranches and the vesting of each tranche was subject to our Class A common stock trading at or exceeding the volume-weighted average price per share of $72.14, $96.19 and $120.20, respectively, over each of the immediately trailing 20 trading days, subject to Dr. Wilbur's continued service through each applicable vesting date. This PSU award did not vest prior to, and was cancelled upon, Dr. Wilbur's termination on February 1, 2024.
Option Exercises and Stock Vested
The following table provides information concerning the exercise of stock options and vesting of RSU awards held by our NEOs in 2023:

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)

Serge Saxonov	35,780	1,981,512	27,647	1,331,174
Justin J. McAnear	—	—	17,519	843,518
Benjamin J. Hindson	29,244	1,497,886	25,190	1,212,866
Eric S. Whitaker	63,412	3,189,201	26,930	1,296,625
James L. Wilbur	—	—	32,678	1,497,638
(1)Value realized on exercise is equal to the difference between the market price of the underlying shares at exercise and the exercise price of the options and does not necessarily reflect actual proceeds received.
(2)Value realized on vesting is equal to the market price of the underlying shares at vesting and does not necessarily reflect actual proceeds received.
Pension Benefits and Nonqualified Deferred Compensation
Our NEOs do not participate in any pension or nonqualified deferred compensation plans and received no pension benefits or nonqualified deferred compensation during the fiscal year 2023.

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Employment Arrangements with Named Executive Officers
This section contains a description of the material terms of the employment arrangements with our NEOs. Our executive officers, other than Drs. Saxonov and Hindson, signed offer letters with us, which provide for at-will employment and set forth other terms of employment, including the initial base salary, target incentive opportunity and the terms of the initial equity grant and in the case of Dr. Wilbur, severance protections in certain circumstances. In addition, each of our executive officers executed a form of our standard at-will employment, confidential information, invention assignment and arbitration agreement, which includes a non-solicit of employees covenant during employment and for one year following termination.
Dr. Saxonov
Dr. Saxonov co-founded our company in 2012 and has not been party to an offer letter with us since our inception. In fiscal year 2023, Dr. Saxonov was entitled to an annual base salary of $525,000, which was increased to $551,300 annualized effective April 1, 2023, and he was eligible to earn an annual target bonus equal to 100% of his eligible base salary. Additionally, Dr. Saxonov is eligible to participate in employee benefit plans that are generally available to other senior executives of our company located in the United States.
Mr. McAnear
Mr. McAnear signed an offer letter with us on August 17, 2018, under which he was entitled to an annual base salary of $310,000. In fiscal year 2023, Mr. McAnear was entitled to an annual base salary of $399,000, which was increased to $419,000 annualized effective April 1, 2023, and he was eligible to earn an annual target bonus equal to 60% of his eligible base salary. Additionally, Mr. McAnear is eligible to participate in employee benefit plans that are generally available to other senior executives of our company located in the United States.
Dr. Hindson
Dr. Hindson co-founded our company in 2012 and has not been party to an offer letter with us since our inception. In fiscal year 2023, Dr. Hindson was entitled to an annual base salary of $420,000, which was increased to $441,000 annualized effective April 1, 2023, and he was eligible to earn an annual target bonus equal to 60% of his eligible base salary. Additionally, Dr. Hindson is eligible to participate in employee benefit plans that are generally available to other senior executives of our company located in the United States.
Mr. Whitaker
Mr. Whitaker signed an offer letter with us on June 12, 2017, under which he was entitled to an annual base salary of $300,000. In fiscal year 2023, Mr. Whitaker was entitled to an annual base salary of $418,000, which was increased to $438,900 annualized effective April 1, 2023, and he was eligible to earn an annual target bonus equal to 60% of his eligible base salary. In addition, Mr. Whitaker is eligible to participate in employee benefit plans that are generally available to other senior executives of our company located in the United States.
Dr. Wilbur
Dr. Wilbur, our former chief commercial officer, signed an offer letter with us on July 12, 2022, under which he was entitled to an annual base salary of $400,000 (which was increased to $408,000 annualized effective April 1, 2023) and he was eligible to earn an annual target bonus equal to 50% of his eligible base salary (which was increased to 60% for fiscal year 2023, though Dr. Wilbur did not earn an annual bonus for fiscal year 2023). In addition, Dr. Wilbur was entitled to participate in employee benefit plans that are generally available to other senior executives in our company located in the United States and was entitled to a lump sum severance payment of $500,000 if he was terminated by us without Cause (as defined in the Severance Policy) prior to August 21, 2023 and in

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the absence of a Qualifying Termination (as defined in the Severance Policy), subject to his execution and non-revocation of a release of claims against us. In connection with Dr. Wilbur's departure from the company, in January 2024 the company and Dr. Wilbur entered into a transition and separation agreement pursuant to which the company agreed to provide Dr. Wilbur a one-time separation payment of $204,000 and a one-time COBRA payment of $14,335, less applicable deductions and withholdings. All of Dr. Wilbur's unvested equity awards as of the termination date were canceled upon his termination on February 1, 2024.
Potential Payments Upon a Change of Control or Termination of Employment
Effective July 30, 2020, our compensation committee adopted the Severance Policy, which covers our NEOs (other than Dr. Wilbur) with double trigger change of control severance benefits. As described in “Severance Arrangements—Change in Control Severance Policy,” our NEOs (other than Dr. Wilbur) are eligible to receive certain severance payments and benefits under the Severance Policy upon a termination of employment by the company without cause or by the NEO for good reason within 24 months following a change in control. In the event of such a termination, each NEO (other than Dr. Wilbur) is entitled to severance equal to six months of base salary, reimbursement for a portion of COBRA premiums for six months and accelerated vesting of any outstanding stock option or restricted stock unit awards.
Additionally, the stock options and RSUs granted to our NEOs (other than the awards granted to Dr. Wilbur) are eligible to receive accelerated vesting (except performance stock options and PSUs), such that 100% of the then-unvested portion of the stock options will vest and become exercisable immediately prior to a change in control (as defined in the Severance Policy) if the NEO incurs a qualified termination (as defined in the Severance Policy).
We have no provisions for severance in place in the event of a termination of employment outside of a change of control for Drs. Saxonov and Hindson and Messrs. McAnear and Whitaker. Dr. Wilbur's employment was terminated on February 1, 2024 and he is not eligible for any potential payments upon a change of control, thus he is not included in the chart below. As discussed above, in connection with Dr. Wilbur's departure from the company, in January 2024 the company and Dr. Wilbur entered into a transition and separation agreement pursuant to which the company agreed to provide Dr. Wilbur a one-time separation payment of $204,000 and a one-time COBRA payment of $14,335, less applicable deductions and withholdings. Dr. Wilbur is not eligible for any additional compensation related to his termination.
Termination Without Cause Or For Good Reason Upon a Change in Control (1)

	Payment Type
Name	Cash Severance(2) ($)	Benefit Continuation(3) ($)	Equity Awards ($)	Total ($)

Serge Saxonov	275,650	17,930	23,453,281	23,746,861
Justin J. McAnear	209,500	17,930	6,539,122	6,766,552
Benjamin J. Hindson	220,500	17,930	10,066,220	10,304,650
Eric S. Whitaker	219,450	17,930	9,494,800	9,732,180
(1)For termination without cause or for good reason upon a change of control or within 24 months thereafter, amount represents the aggregate value of unvested stock options (including Dr. Saxonov's performance stock option) and RSUs (including PSUs) as of December 31, 2023 that would be accelerated, assuming a price per share equal to $55.96, the closing price of our Class A Common Stock on the Nasdaq Global Select Market on December 31, 2023, (for stock options) less any exercise price, and assuming full achievement of the market-based performance conditions of the PSUs and Dr. Saxonov's performance stock option.
(2)For termination without cause or for good reason upon a change of control or within 24 months thereafter, amount represents 6 months of salary based on each NEO's respective salary in effect December 31, 2023.
(3)For termination without cause or for good reason upon a change of control or within 24 months thereafter, amount represents monthly payments equal to the COBRA premiums in effect as of December 31, 2023 required for 6 months.

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Compensation Risk Assessment
The compensation committee annually reviews the risks that may arise from our compensation programs. In 2023, our compensation committee reviewed the design of each of our compensation programs in order to determine whether any of our programs create or encourage excessive or inappropriate risk-taking. Based on their review, the compensation committee concluded that our compensation programs do not present any risk that is reasonably likely to have a material adverse effect on us.
Prohibition on Hedging, Pledging and Short Sales
Pursuant to our Insider Trading Policy, all company personnel, including our directors, officers, employees and agents (such as independent contractors and consultants), are prohibited from engaging in hedging and transactions in derivatives of our securities, except for a few limited exceptions. These limited exceptions include the entry into a transaction involving an exchange fund if such transaction is precleared in accordance with our Insider Trading Policy or the exercise of stock options issued under our benefit plans or other compensatory arrangements in accordance with such plans or arrangements. Furthermore, our Insider Trading Policy prohibits (a) pledging of company securities as collateral by company personnel without first obtaining preclearance from one of our compliance officers and (b) holding company securities in margin accounts and short sales of company securities, without exception. The foregoing restrictions are designed, among other things, to prohibit our directors, executive officers and other insiders from insulating themselves from the effects of poor stock price performance.
As part of the administration of our Insider Trading Policy, we have procedures in place that are reasonably designed to prevent prohibited transactions from being initiated by our directors, officers and employees.
Chief Executive Officer Pay Ratio
The 2023 annual total compensation of our Chief Executive Officer was $8,286,049, while the 2023 annual total compensation of our median compensated employee was $223,138. Based on the foregoing, the ratio of the annual total compensation of our Chief Executive Officer to the median of the annual total compensation of our employees was 37 to 1.
Consistent with Instruction 2 to Item 402(u) of Regulation S-K, the applicable SEC rule, we may identify our median employee for purposes of providing pay ratio disclosure once every three years and calculate and disclose total compensation for that employee each year; provided that, during the last completed fiscal year, there has been no change in the employee population or employee compensation arrangements that we reasonably believe would result in a significant change to the prior year’s CEO pay ratio disclosure. We reviewed the changes in our employee population and employee compensatory arrangements and determined there has been no change in our employee population or employee compensatory arrangements that would significantly impact the 2023 CEO pay ratio disclosure and ultimately require us to identify a new median employee for 2023. As a result, we used the same median employee for the 2023 CEO pay ratio as we did for the 2022 CEO pay ratio disclosure.
After identifying the median compensated employee, we calculated the employee’s 2023 annual total compensation in accordance with Item 402(c)(2)(x) of Regulation S-K, which is the same methodology we used to calculate our Chief Executive Officer’s annual total compensation in the table above entitled “Summary Compensation Table.”
Because the SEC rules for identifying the median compensated employee and calculating the pay ratio allow companies to use different methodologies, exemptions, estimates and assumptions, the pay ratio reported above may not be comparable to the pay ratio reported by other companies as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

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Pay-Versus-Performance
Pay Versus Performance Disclosure
In accordance with rules adopted by the Securities and Exchange Commission pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, we provide the following disclosure regarding executive compensation for our principal executive officer (“PEO”) and Non-PEO NEOs and Company performance for the fiscal years listed below.

Year	Summary Compensation Table Total for PEO[1] ($)	Compensation Actually Paid to PEO[1,2,3] ($)	Average Summary Compensation Table Total for Non-PEO NEOs[1] ($)	Average Compensation Actually Paid to Non-PEO NEOs[1,2,3] ($)	Value of Initial Fixed $100 Investment based on:[4]		Net Income ($ Millions)	Stock Price⁵
					TSR ($)	Peer Group TSR ($)

2023	8,286,049	17,348,412	3,397,530	7,387,885	73.39	118.87	(255)	55.96
2022	18,805,294	(14,310,774)	9,376,988	(3,497,039)	47.79	113.65	(166)	36.44
2021	11,700,985	20,812,842	4,979,234	9,325,452	195.36	126.45	(58)	148.96
2020	10,882,717	55,278,526	6,508,594	25,404,160	185.70	126.42	(543)	141.6
(1)Serge Saxonov was our PEO for each year presented. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023
Justin J. McAnear	Justin J. McAnear	Justin J. McAnear	Justin J. McAnear
Benjamin J. Hindson	Benjamin J. Hindson	Benjamin J. Hindson	Benjamin J. Hindson
Ruth De Backer	Eric S. Whitaker	Eric S. Whitaker	Eric S. Whitaker
Bradford J. Crutchfield	Bradford J. Crutchfield	James Wilbur	James Wilbur
(2)The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s Non-PEO NEOs. These amounts reflect the Summary Compensation Table Total with certain adjustments as described in footnote (3) below.

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(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718. Amounts in the Exclusion of Stock Awards and Option Awards column are the totals from the Stock Awards and Option Awards columns set forth in the Summary Compensation Table. Non-PEO NEOs do not participate in a defined benefit plan so no adjustment for pension benefits is included in the table below. For the calculations of the Compensation Actually Paid to our PEO and other NEOs in fiscal years 2022, 2021 and 2020 please reference our proxy statement for our 2023 annual stockholder meeting, filed on April 28, 2023.

Year	Summary Compensation Table Total for Serge Saxonov ($)	Exclusion of Stock Awards and Option Awards for Serge Saxonov ($)	Inclusion of Equity Values for Serge Saxonov ($)	Compensation Actually Paid to Serge Saxonov ($)

2023	8,286,049	(7,360,999)	16,423,362	17,348,412

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)

2023	3,397,530	(2,828,307)	6,818,662	7,387,885
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Serge Saxonov ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Serge Saxonov ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Serge Saxonov ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Serge Saxonov ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Serge Saxonov ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Serge Saxonov ($)	Total - Inclusion of Equity Values for Serge Saxonov ($)

2023	7,247,772	7,628,585	701,551	845,454	—	—	16,423,362

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)

2023	2,670,620	2,960,620	382,597	804,825	—	—	6,818,662
(4)The Peer Group TSR set forth in this table utilizes the Nasdaq Biotechnology Composite Index, which we also utilize in the stock performance graph required by Item 201(e) of Regulation S-K included in our Annual Report for the year ended December 31, 2023. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in the Company and in the Nasdaq Biotechnology Composite Index, respectively. Historical stock performance is not necessarily indicative of future stock performance.

10X GENOMICS, INC.	69	2024 PROXY STATEMENT

(5)We determined stock price to be the most important financial performance measure used to link Company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2023. The amounts in the column represent the closing price on the last trading day of the listed year. This performance measure may not have been the most important financial performance measure for years 2020-2022 and we may determine a different financial performance measure to be the most important financial performance measure in future years.
Relationship Between PEO and Non-PEO NEO Compensation Actually Paid, Company Total Shareholder Return (“TSR”) and Peer Group TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and the Company’s cumulative TSR over the four most recently completed fiscal years and the Nasdaq Biotechnology Composite Index over the same period.
Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and our Net Income during the four most recently completed fiscal years.

10X GENOMICS, INC.	70	2024 PROXY STATEMENT

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Company-Selected Measure
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our Non-PEO NEOs and our Company-Selected Measure during the four most recently completed fiscal years.
Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that the Company considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2023 to Company performance. We used stock price targets as the vesting condition for performance-based equity awards in 2022 and 2023 and funding of our 2023 Annual Incentive Plan was based on annual revenue achievement. The measures in this table are not ranked.

Stock Price
Revenue

10X GENOMICS, INC.	71	2024 PROXY STATEMENT

Stock Ownership
The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 31, 2024 for:
•each person, or group of affiliated persons, known by us to beneficially own more than 5% of our common stock;
•each of our named executive officers;
•each of our directors and nominees for director; and
•all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to community property laws where applicable.
We have based our calculation of the percentage of beneficial ownership on 105,642,301 shares of our Class A common stock and 14,056,833 shares of our Class B common stock outstanding as of March 31, 2024. We have deemed shares of our common stock subject to stock options that are currently exercisable or exercisable within 60 days of March 31, 2024 and restricted stock units vesting within 60 days of March 31, 2024 to be outstanding and to be beneficially owned by the person holding the stock option or restricted stock units for the purpose of computing the percentage ownership of that person. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Each share of our Class B common stock is convertible at any time at the option of the holder into one share of our Class A common stock. Holders of our Class A common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and holders of our Class B common stock are entitled to ten votes for each share held.
Unless otherwise indicated, the address for each listed stockholder is: c/o 10x Genomics, Inc., 6230 Stoneridge Mall Road, Pleasanton, California 94588. To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock.

10X GENOMICS, INC.	72	2024 PROXY STATEMENT

	Shares Beneficially Owned
	Class A common stock		Class B common stock		% of Total Voting Power**
Name and address of beneficial owner	Number	Percent	Number	Percent

Named Executive Officers and Directors:
Serge Saxonov(1)	1,729,418	1.6%	3,031,865	21.6%	12.7%
Justin J. McAnear(2)	578,486	*	—	—	*
Benjamin J. Hindson(3)	277,573	*	3,000,000	21.3%	12.2%
Eric S. Whitaker(4)	443,927	*	—	—	*
John R. Stuelpnagel(5)	361,168	*	2,105,736	15.0%	7.7%
Sri Kosaraju(6)	135,177	*	—	—	*
Mathai Mammen(7)	187,177	*	—	—	*
Kimberly J. Popovits(8)	30,507	*	—	—	*
Shehnaaz Suliman(9)	120,177	*	—	—	*
All executive officers and directors as a group (9 persons)(10)	3,863,610	3.6%	8,137,601	57.9%	33.8%
5% Stockholders:
Fidelity and affiliated entities(11)	12,785,536	12.1%	4,870,733	34.7%	25.0%
BlackRock, Inc.(12)	5,705,051	5.4%	—	—	2.3%
The Vanguard Group and affiliated entities(13)	9,011,332	8.5%	—	—	3.7%
Baillie Gifford & Co(14)	7,919,976	7.5%	—	—	3.2%
* Less than 1%.
**    Percentage of total voting power represents voting power with respect to all outstanding shares of Class A common stock (which does not include vested but unexercised stock options or unvested equity awards) and Class B common stock, as a single class. Each share of Class B common stock is entitled to ten votes per share and each share of Class A common stock is entitled to one vote per share.
(1)Consists of (a) 619,251 shares of Class A common stock held directly by Dr. Saxonov, (b) 213,250 shares of Class A common stock held by Y/S Descendants Trust of which Dr. Saxonov serves as trustee, (c) 22,570 shares of Class A common stock held by Y/S Pot Trust of which Dr. Saxonov serves as trustee, (d) 870 shares held by Sirius Trust of which Dr. Saxonov serves as trustee, (e) 487 shares of Class A common stock held by Andromeda Trust of which Dr. Saxonov serves as trustee, (f) 739,863 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024, (g) 13,033 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024, (h) 1,281,865 shares of Class B common stock held directly by Dr. Saxonov, (i) 250,000 shares of Class B common stock held by Polaris 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee, (j) 250,000 shares of Class B common stock held by Antares 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee, (k) 250,000 shares of Class B common stock held by Arcturus 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee, (l) 250,000 shares of Class B common stock held by FLY 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee, (m) 250,000 shares of Class B common stock held by LY 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee, (n) 250,000 shares of Class B common stock held by MS 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee and (o) 250,000 shares of Class B common stock held by NS 2018 Irrevocable Trust of which Dr. Saxonov serves as trustee.

10X GENOMICS, INC.	73	2024 PROXY STATEMENT

(2)Consists of (a) 50,147 shares of Class A common stock held directly by Mr. McAnear, (b) 520,221 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024 and (c) 8,118 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024.
(3)Consists of (a) 61,015 shares of Class A common stock held directly by Dr. Hindson, (b) 205,251 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024, (c) 11,307 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024, (d) 2,733,000 shares of Class B common stock held by the Hindson Family Revocable Trust of which Dr. Hindson serves as trustee, (e) 133,500 shares of Class B common stock held by the Hindson Descendants Irrevocable Trust FBO BLH of which Dr. Hindson serves as trustee and (f) 133,500 shares of Class B common stock held by the Hindson Descendants Irrevocable Trust FBO BAH of which Dr. Hindson serves as trustee.
(4)Consists of (a) 96,586 shares of Class A common stock held directly by Mr. Whitaker, (b) 287,288 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024, (c) 14,992 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024, (d) 21,470 shares of Class A common stock held by Eric Whitaker Exempt 2020 Trust FID 3371, (e) 21,470 shares of Class A common stock held by Sandra Gross Exempt 2020 Trust - FID 3743 and (f) 2,121 shares of Class A common stock held by Whitaker-Gross Living Trust - FID 1018 of which Mr. Whitaker serves as trustee.
(5)Consists of (a) 345,134 shares of Class A common stock held directly by Dr. Stuelpnagel, (b) 15,567 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024, (c) 467 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024 and (d) 2,105,736 shares of Class B common stock held by the John R. Stuelpnagel Trust of which Dr. Stuelpnagel serves as trustee.
(6)Consists of (a) 31,976 shares of Class A common stock held directly by Mr. Kosaraju, (b) 3,000 shares of Class A common stock held by the Kosaraju Family Trust of which Mr. Kosaraju serves as trustee, (c) 99,734 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024 and (d) 467 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024.
(7)Consists of (a) 171,143 shares of Class A common stock held directly by Dr. Mammen, (b) 15,567 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024 and (c) 467 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024.
(8)Consists of (a) 4,143 shares of Class A common stock held directly by Ms. Popovits, (b) 25,897 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024 and (c) 467 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024.
(9)Consists of (a) 4,143 shares of Class A common stock held directly by Dr. Suliman, (b) 115,567 shares of Class A common stock issuable pursuant to stock options exercisable within 60 days of March 31, 2024 and (c) 467 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024.
(10)Consists of (a) 1,788,870 shares of Class A common stock beneficially owned by our executive officers and current directors, (b) 2,024,955 shares of Class A common stock subject to outstanding stock options that are exercisable within 60 days of March 31, 2024 by our executive officers and current directors, (c) 49,785 shares of Class A common stock issuable pursuant to restricted stock units vesting within 60 days of March 31, 2024 held by our executive officers and current directors and (d) 8,137,601 shares of Class B common stock beneficially owned by our executive officers and current directors.
(11)Consists of 4,879,733 shares of Class B Common Stock directly owned by investment companies advised by Fidelity Management & Research Company LLC (“FMR Co.”) and Fidelity Management Trust Company, indirect wholly-owned subsidiaries of FMR LLC. Based upon a Schedule 13G/A filed by FMR LLC with the SEC on February 9, 2024 (the “Fidelity 13G/A”) on behalf of itself and Abigail P. Johnson (the “Fidelity Entities”), as of December 29, 2023, the Fidelity Entities beneficially owned 12,785,536 shares of Class A common stock. Pursuant to the Fidelity 13G/A: Abigail P. Johnson is a Director, the Chairman and the Chief Executive Officer of FMR LLC; Members of the Johnson family, including Abigail P. Johnson, are the predominant owners, directly or through trusts, of Series B voting common shares of FMR LLC, representing 49% of the voting power of FMR LLC; the Johnson family group and all other Series B shareholders have entered into a shareholders’ voting agreement under which all Series B voting common shares will be voted in accordance with the majority vote of Series B voting common shares and, accordingly, through their ownership of voting common shares and the execution of the shareholders’ voting agreement, members of the Johnson family may be deemed, under the Investment Company Act of 1940, to form a controlling group with respect to FMR LLC; neither FMR LLC nor Abigail P. Johnson has the sole power to vote or direct the voting of the shares owned directly by the various investment companies registered under the Investment Company Act (“Fidelity Funds”) advised by FMR Co., which power resides with the Fidelity Funds’ Boards of Trustees; FMR Co carries out the voting of the shares under written guidelines established by the Fidelity Funds’ Boards of Trustees; and the address for FMR LLC is 245 Summer Street, Boston, MA 02210.

10X GENOMICS, INC.	74	2024 PROXY STATEMENT

(12)Based upon the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 31, 2024, as of December 29, 2023, BlackRock, Inc.’s ownership consisted of 5,705,051 shares of Class A common stock. The address for the entity identified in this footnote is 50 Hudson Yards, New York, NY 10001.
(13)Based upon the Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, as of December 29, 2023, The Vanguard Group’s ownership consisted of 9,011,332 shares of Class A common stock held by entities affiliated with the Vanguard Group, collectively. The address for the entity identified in this footnote is 100 Vanguard Blvd. Malvern, PA 19355.
(14)Based upon the Schedule 13G/A filed by Baillie Gifford & Co. (Scotland, U.K.) with the SEC on January 29, 2024, as of December 29,2023, Baillie Gifford & Co.'s ownership consisted of 7,919,976 shares of Class A common stock held by Baillie Gifford & Co., and/or one or more of its investment adviser subsidiaries which may include Baillie Gifford Overseas Limited, on behalf of investment advisory clients, which may include investment companies registered under the Investment Company Act, employee benefit plans, pension funds or other institutional clients. The address of Baillie Gifford & Co., is Calton Square, 1 Greenside Row, Edinburgh, EH1 3AN, Scotland, United Kingdom.

10X GENOMICS, INC.	75	2024 PROXY STATEMENT

Certain Relationships and
Related Party Transactions
The following is a description of transactions since January 1, 2023 to which we have been a party, in which the amount involved exceeds $120,000, and in which any of our directors, executive officers or holders of more than 5% of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest.
Other than as described below, there have not been, nor are there any currently proposed, transactions meeting this criteria to which we have been or will be a party other than our compensation arrangements, including employment, termination of employment and change in control arrangements, which are described where required under the sections titled “Executive Compensation” and “Director Compensation.”
Equity Awards to Directors and Executive Officers
We have granted equity awards to our directors and executive officers. For more information regarding the equity awards granted to our directors and named executive officers in 2023 see the sections titled “Executive Compensation” and “Director Compensation.”
Limitation of Liability and Indemnification of Directors and Officers
Our amended and restated certificate of incorporation provides that no director would be personally liable to us or our stockholders for monetary damages for breach of fiduciary duty as a director, except as required by applicable law. For more information regarding the limitations of liability and indemnification see the section titled “Limitation of Liability and Indemnification.”
Related Party Transaction Policy
We have adopted a formal written policy that applies to our executive officers, directors, holders of more than 5% of any class of our voting securities and any member of the immediate family of, and any entity affiliated with, any of the foregoing persons. Such persons are not permitted to enter into a related-party transaction with us without the prior consent of our audit committee, or other independent members of our board of directors in the event it is inappropriate for our audit committee to review such transaction due to a conflict of interest. Any request for us to enter into a transaction with an executive officer, director, principal stockholder or any of their immediate family members or affiliates in which the amount involved exceeds $120,000 must first be presented to our audit committee for review, consideration and approval. In approving or rejecting any such proposal, our audit committee will consider the relevant facts and circumstances available and deemed relevant to our audit committee, including, but not limited to, whether the transaction will be on terms no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related-party’s interest in the transaction.

10X GENOMICS, INC.	76	2024 PROXY STATEMENT

Cautionary Statement Regarding Forward-Looking Statements
This Proxy Statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act, which fall under the “safe harbor” provisions of those sections and that represent the company’s current expectations and beliefs. All statements other than statements of historical fact are “forward-looking statements” for purposes of federal and state securities laws and include, but are not limited to, statements of management’s expectations regarding the company’s future compensation decisions, organization and performance. Forward-looking statements generally can be identified by the use of forward-looking terminology such as “may,” "might," “will,” “should,” “expect,” “plan,” “anticipate,” “could,” "would," “intend,” "seek," "see," "likely" “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “potential” or “continue” or variations of them or similar terminology. The forward-looking statements and related assumptions involve risks and uncertainties that could cause actual results and outcomes to differ materially from any forward-looking statements or views expressed herein. The company’s performance and the forward-looking statements contained herein are further qualified by a detailed discussion of associated risks set forth in the documents filed by the company with the SEC. The forward-looking statements set forth the company’s beliefs as of the date that such information was first provided, and the company assumes no duty to update the forward-looking statements contained in this Proxy Statement to reflect any change except as required by law.

10X GENOMICS, INC.	77	2024 PROXY STATEMENT

Other Matters
Delinquent Section 16(A) Reports
Section 16(a) of the Exchange Act requires our directors and officers and holders of more than 10% of our common stock to file with the SEC initial reports of ownership of our common stock and other equity securities on a Form 3 and reports of changes in such ownership on a Form 4 or Form 5. Directors and officers and holders of 10% of our common stock are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of our records and representations made by our directors and officers regarding their filing obligations, all Section 16(a) filing requirements were satisfied with respect to the fiscal year ended December 31, 2023.
Fiscal Year 2023 Annual Report and SEC Filings
Our financial statements for our fiscal year ended December 31, 2023 are included in our Annual Report on Form 10-K filed with the SEC on February 15, 2024 (File No. 001-39035). This Proxy Statement and our Annual Report are posted on the company’s website at https://investors.10xgenomics.com/ in the “Financials—SEC Filings” section of our Investors webpage and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our Annual Report without charge by sending a written request to 10x Genomics, Inc., Attn: Secretary, 6230 Stoneridge Mall Road, Pleasanton, California 94588.
Company Website
We maintain a website at www.10xgenomics.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this Proxy Statement, and references to our website address in this Proxy Statement are inactive textual references only.
Electronic Delivery of Stockholder Communications
We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:
•Registered Owner (you hold our common stock in your own name through our transfer agent, Equiniti Trust Company, LLC, or you are in possession of stock certificates): visit https://equiniti.com/us/ast-access and log into your account to enroll.
•Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.
Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Equiniti Trust Company, LLC, our transfer agent, through its website at https://equiniti.com/us/ast-access or by phone at (800) 937-5449.

10X GENOMICS, INC.	78	2024 PROXY STATEMENT

Proposals of Stockholders
For Our 2025 Annual Meeting
Stockholders may present proper proposals for inclusion in our Proxy Statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our Secretary in a timely manner. For a stockholder proposal to be considered for inclusion in our Proxy Statement for our 2025 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than December 29, 2024. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
10x Genomics, Inc.
Attn: Secretary
6230 Stoneridge Mall Road
Pleasanton, CA 94588
Our amended and restated bylaws establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders (including a proposal to be included in our Proxy Statement). Our amended and restated bylaws provide that the only business that may be conducted at an annual meeting is business that is (a) pursuant to a notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of our amended and restated bylaws, (b) by or at the direction of our board of directors or any authorized committee thereof or (c) by any stockholder of 10x Genomics, Inc. who is entitled to vote at the meeting and who complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of Section 2.03 of our amended and restated bylaws and who was a stockholder of record at the time such notice is delivered to our Secretary. To be timely for our 2025 annual meeting of stockholders, our Secretary must receive the written notice at our principal executive offices:
•not earlier than February 11, 2025; and
•not later than March 13, 2025.

10X GENOMICS, INC.	79	2024 PROXY STATEMENT

If we hold our 2025 annual meeting of stockholders more than 30 days before or more than 70 days after June 11, 2025, then notice of a stockholder proposal that is not intended to be included in our Proxy Statement must be received no earlier than the close of business on the 120th day before such annual meeting and no later than the close of business on the later of the following two dates:
•the 90th day prior to such annual meeting; or
•the 10th day following the day on which public announcement of the date of such annual meeting is first made.
If a stockholder who has notified us of his, her or its intention to present a proposal at an annual meeting does not appear to present his, her or its proposal at such annual meeting, we are not required to present the proposal for a vote at such annual meeting. We reserve the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with the requirements of our amended and restated bylaws or other applicable requirements.
Nomination of Director Candidates
You may propose director candidates for consideration by our nominating and corporate governance committee by providing the information required by our amended and restated bylaws. Any such recommendations should include, among other things outlined in our amended and restated bylaws, the nominee’s name and qualifications for membership on our board of directors and should be directed to our Secretary at the address set forth above.
In addition, our amended and restated bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our amended and restated bylaws. In addition, the stockholder must give timely notice to our Secretary in accordance with our amended and restated bylaws, which, in general, require that the notice be received by our Secretary within the time period described above.
In addition to satisfying the requirements under our amended and restated bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (including a statement that such stockholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than our nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to us at our principal executive offices no later than 60 calendar days prior to the anniversary date of the 2024 Annual Meeting (for the 2025 Annual Meeting, no later than April 12, 2025). However, if the date of the 2025 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting and the 10th calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made.
We reserve the right to reject, rule out of order, or take other appropriate action with respect to any director nomination or stockholder proposal that does not comply with our amended and restated bylaws and other applicable requirements.
Availability of Bylaws
A copy of our amended and restated bylaws may be obtained by accessing our public filings on the SEC’s website at www.sec.gov. You may also contact our Secretary at our principal executive office for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

10X GENOMICS, INC.	80	2024 PROXY STATEMENT

Our board of directors does not know of any matter to be brought before the 2024 Annual Meeting other than the matters set forth in the Notice of 2024 Annual Meeting of Stockholders and matters incident to the conduct of the 2024 Annual Meeting. If any other matter should properly come before the 2024 Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment. It is important that your shares of common stock be represented at the 2024 Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone, by using the Internet or by mail at your earliest convenience, as instructed on the Notice of Internet Availability of Proxy Materials.

By order of the Board of Directors,

Serge Saxonov
Chief Executive Officer and Director
April 26, 2024

10X GENOMICS, INC.	81	2024 PROXY STATEMENT

Appendix A
PROPOSED AMENDMENT TO OUR AMENDED AND RESTATED BYLAWS

The following are proposed changes to our Amended and Restated Bylaws as described in Proposal Three. The text indicated by underline will be added, and the text indicated by strike-through will be deleted.

AMENDED AND RESTATED
BYLAWS
OF 10X GENOMICS, INC.
(Effective June 11, 2024 ~~October 28, 2022~~)

ARTICLE I
Offices

SECTION 1.01 Registered Office. The registered office and registered agent of 10x Genomics, Inc. (the “Corporation”) shall be as set forth in the Restated Certificate of Incorporation (as defined below). The Corporation may also have offices in such other places in the United States or elsewhere (and may change the Corporation’s registered agent) as the board of directors of the Corporation (the “Board of Directors”) may, from time to time, determine or as the business of the Corporation may require as determined by any officer of the Corporation.

ARTICLE II
Meetings of Stockholders

SECTION 2.01 Annual Meetings. Annual meetings of stockholders may be held at such place, if any, either within or without the State of Delaware, and at such time and date as the Board of Directors shall determine and state in the notice of meeting. The Board of Directors may, in its sole discretion, determine that annual meetings of stockholders shall not be held at any place, but may instead be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the General Corporation Law of the State of Delaware (the “DGCL”). The Board of Directors may postpone, reschedule or cancel any annual meeting of stockholders previously scheduled by the Board of Directors.

SECTION 2.02 Special Meetings. Special meetings of the stockholders may only be called by a majority of our Board of Directors, the Chairman of the Board of Directors (the “Chairman”) or the Chief Executive Officer of the Corporation (the “Chief Executive Officer”) and may be held at such place, if any, either within or without the State of Delaware and at such time and date as the Board of Directors, Chairman or the Chief Executive Officer shall determine and state in the notice of such meeting. The Board of Directors may, in its sole discretion, determine that special meetings of the stockholders shall not be held at any place, but may instead

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be held solely by means of remote communication as described in Section 2.11 of these Bylaws in accordance with Section 211(a)(2) of the DGCL. The Board of Directors may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Board of Directors and the Chairman of the Board of Directors or the Chief Executive Officer, respectively, may postpone, reschedule or cancel any special meeting of stockholders previously scheduled by the Chairman of the Board of Directors or Chief Executive Officer, respectively.

SECTION 2.03 Notice of Stockholder Business and Nominations.

(A) Annual Meetings of Stockholders.

(1) Nominations of persons for election to the Board of Directors and the proposal of other business to be considered by the stockholders may be made at an annual meeting of stockholders only (a) pursuant to the Corporation’s notice of meeting (or any supplement thereto) delivered pursuant to Section 2.04 of Article II of these Bylaws, (b) by or at the direction of the Board of Directors or any authorized committee thereof or (c) by any stockholder of the Corporation who is entitled to vote at the meeting, who complied with the notice procedures set forth in paragraphs (A)(2) and (A)(3) of this Section 2.03 and who was a stockholder of record at the time such notice is delivered to the secretary of the Corporation (the “Secretary”).

(2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this Section 2.03, the stockholder must have given timely notice thereof in writing to the Secretary, and, in the case of business other than nominations of persons for election to the Board of Directors, such other business must constitute a proper matter for stockholder action. To be timely, a stockholder’s notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the ninetieth (90th) day and not earlier than the close of business on the one hundred and twentieth (120th) day prior to the first anniversary of the preceding year’s annual meeting (which date shall, for purposes of the Corporation’s first annual meeting of stockholders after its shares of Common Stock (as defined in the Corporation’s certificate of incorporation as then in effect (as the same may be amended, supplemented, restated or otherwise modified from time to time, the “Restated Certificate of Incorporation”)) are first publicly traded, be deemed to have occurred on June 1, 2019); provided, however, that in the event that the date of the annual meeting is advanced by more than thirty (30) days, or delayed by more than seventy (70) days, from the anniversary date of the previous year’s meeting, or if no annual meeting was held in the preceding year, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the one hundred and twentieth (120th) day prior to such annual meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such annual meeting and the close of business on the tenth (10th) day following the day on which public announcement of the date of such meeting is first made. Public announcement of an adjournment or postponement of an annual meeting shall not commence a new time period (or extend any time period) for the giving of a stockholder’s notice. Notwithstanding anything in this Section 2.03(A)(2) to the contrary, if the number of directors to be elected to the Board of Directors at an annual meeting is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least one hundred (100) calendar days prior to the first anniversary of the prior year’s annual meeting of stockholders, then a stockholder’s notice required by this Section shall be considered timely, but only with respect to nominees for any new positions created by such increase, if it is received by the Secretary not later than the close of business on the tenth (10th) calendar day following the day on which such public announcement is first made by the Corporation.

(3) A stockholder’s notice delivered pursuant to this Section 2.03 shall set forth (a) as to each person whom the stockholder proposes to nominate for election or re-election as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Section 14(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder, including such person’s written consent to being named in the Corporation’s proxy statement as a nominee of the stockholder and to serving as a director if elected; (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the text of the proposal or business (including the text of any resolutions proposed for consideration and, in the event that such business includes a proposal to amend these Bylaws, the language of the proposed amendment), the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation’s books and records, and of such beneficial owner, (ii) the class or series and number of shares of capital stock of the Corporation that are owned, directly or indirectly, beneficially and of record by such stockholder and such beneficial owner, (iii) a representation that the stockholder is a holder of record of the stock of the Corporation at the time of the giving of the notice, will be entitled to vote at such meeting and will appear in person or by proxy at the meeting to propose such

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business or nomination, (iv) a representation whether the stockholder or the beneficial owner, if any, will be or is part of a group that will (x) deliver a proxy statement and/or form of proxy to holders of at least the percentage of the voting power of the Corporation’s outstanding capital stock required to approve or adopt the proposal or elect the nominee and/or (y) otherwise solicit proxies or votes from stockholders in support of such proposal or nomination, (v) a certification regarding whether such stockholder and beneficial owner, if any, have complied with all applicable federal, state and other legal requirements in connection with the stockholder’s and/or beneficial owner’s acquisition of shares of capital stock or other securities of the Corporation and/or the stockholder’s and/or beneficial owner’s acts or omissions as a stockholder of the Corporation and (vi) any other information relating to such stockholder and beneficial owner, if any, required to be disclosed in a proxy statement or other filings required to be made in connection with solicitations of proxies for, as applicable, the proposal and/or for the election of directors in an election contest pursuant to and in accordance with Section 14(a) of the Exchange Act and the rules and regulations promulgated thereunder; (d) a description of any agreement, arrangement or understanding with respect to the nomination or proposal and/or the voting of shares of any class or series of stock of the Corporation between or among the stockholder giving the notice, the beneficial owner, if any, on whose behalf the nomination or proposal is made, any of their respective affiliates or associates and/or any others acting in concert with any of the foregoing (collectively, “proponent persons”); and (e) a description of any agreement, arrangement or understanding (including, without limitation, any contract to purchase or sell, the acquisition or grant of any option, right or warrant to purchase or sell, swap or other instrument) to which any proponent person is a party, the intent or effect of which may be (i) to transfer to or from any proponent person, in whole or in part, any of the economic consequences of ownership of any security of the Corporation, (ii) to increase or decrease the voting power of any proponent person with respect to shares of any class or series of stock of the Corporation and/or (iii) to provide any proponent person, directly or indirectly, with the opportunity to profit or share in any profit derived from, or to otherwise benefit economically from, any increase or decrease in the value of any security of the Corporation.

(4) A stockholder providing notice of a proposed nomination for election to the Board of Directors or other business proposed to be brought before a meeting (whether given pursuant to paragraph (A)(3) or paragraph (B) of this Section 2.03) shall update and supplement such notice from time to time to the extent necessary so that the information provided or required to be provided in such notice shall be true and correct (x) as of the record date for determining the stockholders entitled to notice of the meeting and (y) as of the date that is fifteen (15) days prior to the meeting or any adjournment or postponement thereof, provided that if the record date for determining the stockholders entitled to vote at the meeting is less than fifteen (15) days prior to the meeting or any adjournment or postponement thereof, the information shall be supplemented and updated as of such later date. Any such update and supplement shall be delivered in writing to the Secretary at the principal executive offices of the Corporation not later than five (5) days after the record date for determining the stockholders entitled to notice of the meeting (in the case of any update and supplement required to be made as of the record date for determining the stockholders entitled to notice of the meeting), not later than ten (10) days prior to the date for the meeting or any adjournment or postponement thereof (in the case of any update or supplement required to be made as of fifteen (15) days prior to the meeting or adjournment or postponement thereof) and not later than five (5) days after the record date for determining the stockholders entitled to vote at the meeting, but no later than the day prior to the meeting or any adjournment or postponement thereof (in the case of any update and supplement required to be made as of a date less than fifteen (15) days prior to the date of the meeting or any adjournment or postponement thereof). The Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of such proposed nominee to serve as a director of the Corporation and to determine the independence of such director under the Exchange Act and rules and regulations thereunder and applicable stock exchange rules.

(B) Special Meetings of Stockholders. Only such business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the notice of meeting. Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the notice of meeting (1) by or at the direction of the Board of Directors or any committee thereof or (2) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is entitled to vote at the meeting on such matters, who complies with the notice procedures set forth in this Section 2.03 and who is a stockholder of record at the time such notice is delivered to the Secretary. In the event a special meeting of stockholders is called for the purpose of submitting a proposal to stockholders for the election of one or more directors to the Board of Directors, any such stockholder entitled to vote in such election of directors may nominate a person or persons (as the case may be) for election to such position(s) as specified in the notice of meeting if the stockholder’s notice as required by paragraph (A)(2) of this Section 2.03 shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the one hundred and twentieth (120th) day prior to such special meeting and not later than the close of business on the later of the ninetieth (90th) day prior to such special meeting or on the close of business on the tenth (10th) day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment or postponement of a special meeting commence a new time period (or extend any time period) for the giving of a stockholder’s notice as described above.
(C) General. (1) Only such persons who are nominated in accordance with the procedures set forth in this Section 2.03 shall be eligible to serve as directors and only such business shall be conducted at an annual or special meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this Section 2.03. Except as otherwise

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provided by law, the Restated Certificate of Incorporation or these Bylaws, the chairman of the meeting shall, in addition to making any other determination that may be appropriate for the conduct of the meeting, have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in these Bylaws and, if any proposed nomination or business is not in compliance with these Bylaws, to declare that such defective proposal or nomination shall be disregarded. The date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting shall be announced at the meeting by the chairman of the meeting. The Board of Directors may adopt by resolution such rules and regulations for the conduct of the meeting of stockholders as it shall deem appropriate. Except to the extent inconsistent with such rules and regulations as adopted by the Board of Directors, the chairman of the meeting shall have the right and authority to convene and (for any or no reason) to recess and/or adjourn the meeting, to prescribe such rules, regulations and procedures and to do all such acts as, in the judgment of such chairman, are appropriate for the proper conduct of the meeting. Such rules, regulations or procedures, whether adopted by the Board of Directors or prescribed by the chairman of the meeting, may include, without limitation, the following: (i) the establishment of an agenda or order of business for the meeting; (ii) rules and procedures for maintaining order at the meeting and the safety of those present; (iii) limitations on attendance at or participation in the meeting to stockholders entitled to vote at the meeting, their duly authorized and constituted proxies or such other persons as the chairman of the meeting shall determine; (iv) restrictions on entry to the meeting after the time fixed for the commencement thereof; and (v) limitations on the time allotted to questions or comments by participants and on stockholder approvals. Notwithstanding the foregoing provisions of this Section 2.03, unless otherwise required by law, if the stockholder (or a qualified representative of the stockholder) does not appear at the annual or special meeting of stockholders of the Corporation to present a nomination or business, such nomination shall be disregarded and such proposed business shall not be transacted, notwithstanding that proxies in respect of such vote may have been received by the Corporation. For purposes of this Section 2.03, to be considered a qualified representative of the stockholder, a person must be a duly authorized officer, manager or partner of such stockholder or must be authorized by a writing executed by such stockholder or an electronic transmission delivered by such stockholder to act for such stockholder as proxy at the meeting of stockholders and such person must produce such writing or electronic transmission, or a reliable reproduction of the writing or electronic transmission, at the meeting of stockholders. Unless and to the extent determined by the Board of Directors or the chairman of the meeting, the meeting of stockholders shall not be required to be held in accordance with the rules of parliamentary procedure.

(2) Whenever used in these Bylaws, “public announcement” shall mean disclosure (a) in a press release released by the Corporation, provided that such press release is released by the Corporation following its customary procedures, is reported by the Dow Jones News Service, Associated Press or comparable national news service, or is generally available on internet news sites, or (b) in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act and the rules and regulations promulgated thereunder.

(3) Notwithstanding the foregoing provisions of this Section 2.03, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder with respect to the matters set forth in this Section 2.03; provided, however, that, to the fullest extent permitted by law, any references in these Bylaws to the Exchange Act or the rules and regulations promulgated thereunder are not intended to and shall not limit any requirements applicable to nominations or proposals as to any other business to be considered pursuant to these Bylaws (including paragraphs (A)(1)(c) and (B) of this Section 2.03), and compliance with paragraphs (A)(1)(c) and (B) of this Section 2.03 shall be, to the fullest extent permitted by law, the exclusive means for a stockholder to make nominations or submit other business. Nothing in these Bylaws shall be deemed to affect any rights of the holders of any class or series of stock having a preference over the Common Stock as to dividends or upon liquidation to elect directors under specified circumstances.

SECTION 2.04 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, a timely notice in writing or by electronic transmission, in the manner provided in Section 232 of the DGCL, of the meeting, which shall state the place, if any, date and time of the meeting, the means of remote communications, if any, by which stockholders and proxyholders may be deemed to be present in person and vote at such meeting, the record date for determining the stockholders entitled to vote at the meeting, if such date is different from the record date for determining stockholders entitled to notice of the meeting, and, in the case of a special meeting, the purposes for which the meeting is called, shall be mailed to or transmitted electronically by the Secretary to each stockholder of record entitled to vote thereat as of the record date for determining the stockholders entitled to notice of the meeting. Unless otherwise provided by law, the Restated Certificate of Incorporation or these Bylaws, the notice of any meeting shall be given not less than ten (10) nor more than sixty (60) days before the date of the meeting to each stockholder entitled to vote at such meeting as of the record date for determining the stockholders entitled to notice of the meeting.

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SECTION 2.05 Quorum. Unless otherwise required by law, the Restated Certificate of Incorporation or the rules of any stock exchange upon which the Corporation’s securities are listed, the holders of record of a majority of the voting power of the issued and outstanding shares of capital stock of the Corporation entitled to vote thereat, present in person or represented by proxy, shall constitute a quorum for the transaction of business at all meetings of stockholders. Notwithstanding the foregoing, where a separate vote by a class or series or multiple classes or multiple series is required, a majority in voting power of the outstanding shares of such class or series, or multiple classes or multiple series, present in person or represented by proxy, shall constitute a quorum entitled to take action with respect to the vote on that matter. Once a quorum is present to organize a meeting, it shall not be broken by the subsequent withdrawal of any stockholders.

SECTION 2.06 Voting. Except as otherwise provided by or pursuant to the provisions of the Restated Certificate of Incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder that has voting power upon the matters in question. Each stockholder entitled to vote at a meeting of stockholders or to express consent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy in any manner provided by applicable law, but no such proxy shall be voted or acted upon after three (3) years from its date, unless the proxy provides for a longer period. Any stockholder directly or indirectly soliciting proxies from other stockholders must use a proxy card color other than white, which shall be reserved for the exclusive use of the Board. A proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy that is not irrevocable by attending the meeting and voting in person or by delivering to the Secretary a revocation of the proxy or a new proxy bearing a later date. Unless required by the Restated Certificate of Incorporation or applicable law, or determined by the chairman of the meeting to be advisable, the vote on any question need not be by written ballot. On a vote by written ballot, each ballot shall be signed by the stockholder voting, or by such stockholder’s proxy, if there be such proxy. When a quorum is present or represented at any meeting, the affirmative vote of the holders of a majority of the votes cast (excluding abstentions and broker non-votes) on the subject matter shall decide any question brought before such meeting, unless the question is one upon which, by express provision of applicable law, of the rules or regulations of any stock exchange applicable to the Corporation, of any regulation applicable to the Corporation or its securities, of the Restated Certificate of Incorporation or of these Bylaws, a different vote is required, in which case such express provision shall govern and control the decision of such question.
SECTION 2.07 Chairman of Meetings. The Chairman of the Board of Directors, if one is elected, or, in his or her absence or disability, the Chief Executive Officer of the Corporation, or in the absence of the Chairman of the Board of Directors and the Chief Executive Officer, a person designated by the Board of Directors shall be the chairman of the meeting and, as such, preside at all meetings of the stockholders.

SECTION 2.08 Secretary of Meetings. The Secretary shall act as secretary at all meetings of the stockholders. In the absence or disability of the Secretary, the chairman of the meeting shall appoint a person to act as secretary at such meetings.

SECTION 2.09 No Action by Written Consent in Lieu of a Meeting. Except as otherwise provided for or fixed pursuant to the Restated Certificate of Incorporation, any action required or permitted to be taken by stockholders of the Corporation must be effected at a duly held meeting of stockholders of the Corporation at which a quorum is present or represented, and may not be effected by written consent of the stockholders in lieu of a meeting of stockholders.

SECTION 2.10 Adjournment. At any meeting of stockholders of the Corporation, if less than a quorum be present, the chairman of the meeting or stockholders holding a majority in voting power of the shares of stock of the Corporation, present in person or by proxy and entitled to vote thereat, shall have the power to adjourn the meeting from time to time without notice other than announcement at the meeting until a quorum shall be present. Additionally, when a meeting is adjourned to another time or place (including an adjournment taken to address a technical failure to convene or continue a meeting using remote communication), notice need not be given of the adjourned meeting if the time, place, if any, thereof, and the means of remote communications, if any, by which stockholders and proxy holders may be deemed to be present in person and vote at such adjourned meeting, are (i) announced at the meeting at which the adjournment is taken, (ii) displayed, during the time scheduled for the meeting, on the same electronic network used to enable stockholders and proxy holders to participate in the meeting by means of remote communication or (iii) set forth in the notice of meeting given in accordance with Section 222(a) of the DGCL. Any business may be transacted at the adjourned meeting that might have been transacted at the meeting originally noticed. If the adjournment is for more than thirty (30) days, notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting. If after the adjournment a new record date for the determination of stockholders entitled to vote is fixed for the adjourned meeting, the Board of Directors shall fix as the record date for determining stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for the determination of stockholders entitled to vote at the adjourned meeting, and shall give notice of the adjourned meeting to each stockholder of record entitled to vote at such adjourned meeting as of the record date so fixed for notice of such adjourned meeting.

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SECTION 2.11 Remote Communication. If authorized by the Board of Directors in its sole discretion, and subject to such guidelines and procedures as the Board of Directors may adopt, stockholders and proxy holders not physically present at a meeting of stockholders may, by means of remote communication:
(a) participate in a meeting of stockholders; and
(b) be deemed present in person and vote at a meeting of stockholders whether such meeting is to be held at a designated place or solely by means of remote communication;
provided that
(i) the Corporation shall implement reasonable measures to verify that each person deemed present and permitted to vote at the meeting by means of remote communication is a stockholder or proxyholder;
(ii) the Corporation shall implement reasonable measures to provide such stockholders and proxyholders a reasonable opportunity to participate in the meeting and to vote on matters submitted to the stockholders, including an opportunity to read or hear the proceedings of the meeting substantially concurrently with such proceedings; and
(iii) if any stockholder or proxyholder votes or takes other action at the meeting by means of remote communication, a record of such vote or other action shall be maintained by the Corporation.

SECTION 2.12 Inspectors of Election. The Corporation may, and shall if required by law, in advance of any meeting of stockholders, appoint one or more inspectors of election, who may be employees of the Corporation, to act at the meeting or any adjournment thereof and to make a written report thereof. The Corporation may designate one or more persons as alternate inspectors to replace any inspector who fails to act. In the event that no inspector so appointed or designated is able to act at a meeting of stockholders, the chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath to execute faithfully the duties of inspector with strict impartiality and according to the best of his or her ability. The inspector or inspectors so appointed or designated shall (a) ascertain the number of shares of capital stock of the Corporation outstanding and the voting power of each such share, (b) determine the shares of capital stock of the Corporation represented at the meeting and the validity of proxies and ballots, (c) count all votes and ballots, (d) determine and retain for a reasonable period a record of the disposition of any challenges made to any determination by the inspectors and (e) certify their determination of the number of shares of capital stock of the Corporation represented at the meeting and such inspectors’ count of all votes and ballots. Such certification and report shall specify such other information as may be required by law. In determining the validity and counting of proxies and ballots cast at any meeting of stockholders of the Corporation, the inspectors may consider such information as is permitted by applicable law. No person who is a candidate for an office at an election may serve as an inspector at such election.

ARTICLE III
Board of Directors

SECTION 3.01 Powers. Except as otherwise provided by the Restated Certificate of Incorporation or the DGCL, the business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. The Board of Directors may exercise all such authority and powers of the Corporation and do all such lawful acts and things as are not by the DGCL or the Restated Certificate of Incorporation directed or required to be exercised or done by the stockholders.

SECTION 3.02 Number and Term; Chairman. Subject to the Restated Certificate of Incorporation, the Board of Directors shall consist of one or more members, each of whom shall be a natural person and unless the Restated Certificate of Incorporation fixes the number of directors, the number of directors shall be determined from time to time by resolution of the Board of Directors. Subject to the Restated Certificate of Incorporation, the Board shall be classified into three classes of directors. The Board of Directors shall elect from its ranks a Chairman of the Board of Directors, who shall have the powers and perform such duties as provided in these Bylaws and as the Board of Directors may from time to time prescribe. The Chairman of the Board of Directors shall preside at all meetings of the Board of Directors at which they are present. If the Chairman of the Board of Directors is not present at a meeting of the Board of Directors, the Chief Executive Officer (if the Chief Executive Officer is a director and is not also the Chairman of the Board of Directors) shall preside at such meeting, and if the Chief Executive Officer is not present at such meeting or is not a director, a majority of the directors present at such meeting shall elect one (1) of their members to preside over such meeting.

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SECTION 3.03 Resignations. Any director may resign at any time upon notice given in writing or by electronic transmission to the Board of Directors, the Chairman of the Board of Directors, the Chief Executive Officer of the Corporation or the Secretary. The resignation shall take effect at the time specified therein, and if no time is specified, at the time of its receipt. The acceptance of a resignation shall not be necessary to make it effective unless otherwise expressly provided in the resignation. Unless otherwise provided in the Restated Certificate of Incorporation or these Bylaws, when one or more directors resign from the Board of Directors, effective at a future date, a majority of the directors then in office, including those who have so resigned, shall have power to fill such vacancy or vacancies, the vote thereon to take effect when such resignation or resignations shall become effective.

SECTION 3.04 Vacancies and Newly Created Directorships. Unless otherwise provided in the Restated Certificate of Incorporation or these Bylaws or permitted in the specific case by resolution of the Board of Directors, and subject to the rights of holders of Preferred Stock, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director, and not by stockholder. Any director elected to fill a vacancy or newly created directorship shall hold office until the next election of directors and until his or her successor shall be elected and qualified, or until his or her earlier death, resignation, retirement, disqualification or removal.

SECTION 3.05 Meetings. Regular meetings of the Board of Directors may be held at such places and times as shall be determined from time to time by the Board of Directors. Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, the Chief Executive Officer or as provided by the Restated Certificate of Incorporation, and shall be called by the Chief Executive Officer or the Secretary if directed by the Board of Directors, and shall be at such places and times as they shall fix. Notice need not be given of regular meetings of the Board of Directors. At least twenty four (24) hours before each special meeting of the Board of Directors, either written notice, notice by electronic transmission or oral notice (either in person or by telephone) of the time, date and place of the meeting shall be given to each director. Unless otherwise indicated in the notice thereof, any and all business may be transacted at a special meeting.

SECTION 3.06 Quorum, Voting and Adjournment. Except as otherwise provided by the DGCL, the Restated Certificate of Incorporation or these Bylaws, a majority of the total number of directors shall constitute a quorum for the transaction of business. Except as otherwise provided by law, the Restated Certificate of Incorporation or these Bylaws, the act of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors. In the absence of a quorum, a majority of the directors present thereat may adjourn such meeting to another time and place. Notice of such adjourned meeting need not be given if the time and place of such adjourned meeting are announced at the meeting so adjourned.

SECTION 3.07 Committees; Committee Rules. The Board of Directors may designate from time to time one or more committees, including, but not limited to, an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee, each such committee to consist of one or more of the directors of the Corporation. The Board of Directors may designate one or more directors as alternate members of any committee to replace any absent or disqualified member at any meeting of the committee. Any such committee, to the extent provided in the resolution of the Board of Directors establishing such committee, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers that may require it; but no such committee shall have the power or authority in reference to the following matters: (a) approving or adopting, or recommending to the stockholders, any action or matter (other than the election or removal of directors) expressly required by the DGCL to be submitted to stockholders for approval or (b) adopting, amending or repealing any Bylaw of the Corporation. All committees of the Board of Directors shall keep minutes of their meetings and shall report their proceedings to the Board of Directors when requested or required by the Board of Directors. Each committee of the Board of Directors may fix its own rules of procedure and shall hold its meetings as provided by such rules, except as may otherwise be provided by a resolution of the Board of Directors designating such committee. Subject to the Restated Certificate of Incorporation, unless otherwise provided in such a resolution, the presence of at least a majority of the members of the committee shall be necessary to constitute a quorum unless the committee shall consist of one or two members, in which event one member shall constitute a quorum; and all matters shall be determined by a majority vote of the members present at a meeting of the committee at which a quorum is present. Unless otherwise provided in such a resolution, in the event that a member and that member’s alternate, if alternates are designated by the Board of Directors, of such committee is or are absent or disqualified, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member.

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SECTION 3.08 Action Without a Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, any action required or permitted to be taken at any meeting of the Board of Directors or of any committee thereof may be taken without a meeting if all members of the Board of Directors or any committee thereof, as the case may be, consent thereto in writing or by electronic transmission, and the writing or writings or electronic transmission or transmissions are filed in the minutes of proceedings of the Board of Directors. Such filing shall be in paper form if the minutes are maintained in paper form or shall be in electronic form if the minutes are maintained in electronic form.

SECTION 3.09 Remote Meeting. Unless otherwise restricted by the Restated Certificate of Incorporation, members of the Board of Directors, or any committee designated by the Board of Directors, may participate in a meeting by means of conference telephone or other communications equipment in which all persons participating in the meeting can hear each other. Participation in a meeting by means of conference telephone or other communications equipment shall constitute presence in person at such meeting.

SECTION 3.10 Compensation. The Board of Directors shall have the authority to fix the compensation, including fees and reimbursement of expenses, of directors for services to the Corporation in any capacity.

SECTION 3.11 Reliance on Books and Records. A member of the Board of Directors, or a member of any committee designated by the Board of Directors shall, in the performance of such person’s duties, be fully protected in relying in good faith upon records of the Corporation and upon such information, opinions, reports or statements presented to the Corporation by any of the Corporation’s officers or employees, or committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person’s professional or expert competence and who has been selected with reasonable care by or on behalf of the Corporation.

ARTICLE IV
Officers

SECTION 4.01 Number. The officers of the Corporation shall include a Chief Executive Officer, a Chief Financial Officer and a Secretary, each of whom shall be elected by the Board of Directors and who shall hold office for such terms as shall be determined by the Board of Directors and until their successors are elected and qualify or until their earlier resignation or removal. In addition, the Board of Directors may elect a President, one or more Vice Presidents, including one or more Executive Vice Presidents, Senior Vice Presidents, a Treasurer and one or more Assistant Treasurers and one or more Assistant Secretaries, who shall hold their office for such terms and shall exercise such powers and perform such duties as shall be determined from time to time by the Board of Directors. Any number of offices may be held by the same person.

SECTION 4.02 Other Officers and Agents. The Board of Directors may appoint such other officers and agents as it deems advisable, who shall hold their office for such terms and shall exercise and perform such powers and duties as shall be determined from time to time by the Board of Directors.
SECTION 4.03 Chief Executive Officer. The Chief Executive Officer shall have general executive charge, management and control of the properties and operations of the Corporation in the ordinary course of its business, with all such powers with respect to such properties and operations as may be reasonably incident to such responsibilities, subject to such supervisory powers, if any, as may be given by the Board of Directors to the Chairman of the Board of Directors, if any.

SECTION 4.04 Vice Presidents. Each Vice President, if any are elected (of whom one or more may be designated an Executive Vice President or Senior Vice President), shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

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SECTION 4.05 Chief Financial Officer. The Chief Financial Officer shall have such powers and shall perform such duties as shall be assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 4.06 Treasurer. The Treasurer, if any is elected, shall have custody of the corporate funds, securities, evidences of indebtedness and other valuables of the Corporation and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Corporation. The Treasurer shall deposit all moneys and other valuables in the name and to the credit of the Corporation in such depositories as may be designated by the Board of Directors or its designees selected for such purposes. The Treasurer shall disburse the funds of the Corporation, taking proper vouchers therefor. The Treasurer shall render to the Chief Executive Officer and the Board of Directors, upon their request, a report of the financial condition of the Corporation. If required by the Board of Directors, the Treasurer shall give the Corporation a bond for the faithful discharge of his or her duties in such amount and with such surety as the Board of Directors shall prescribe.

In addition, the Treasurer shall have such further powers and perform such other duties incident to the office of Treasurer as from time to time are assigned to him or her by the Chief Executive Officer or the Board of Directors.

SECTION 4.07 Secretary. The Secretary shall: (a) cause minutes of all meetings of the stockholders and directors to be recorded and kept properly; (b) cause all notices required by these Bylaws or otherwise to be given properly; (c) see that the minute books, stock books, and other nonfinancial books, records and papers of the Corporation are kept properly; and (d) cause all reports, statements, returns, certificates and other documents to be prepared and filed when and as required. The Secretary shall have such further powers and perform such other duties as prescribed from time to time by the Chief Executive Officer or the Board of Directors.

SECTION 4.08 Assistant Treasurers and Assistant Secretaries. Each Assistant Treasurer and each Assistant Secretary, if any are elected, shall be vested with all the powers and shall perform all the duties of the Treasurer and Secretary, respectively, in the absence or disability of such officer, unless or until the Chief Executive Officer or the Board of Directors shall otherwise determine. In addition, Assistant Treasurers and Assistant Secretaries shall have such powers and shall perform such duties as shall be assigned to them by the Chief Executive Officer or the Board of Directors.

SECTION 4.09 Corporate Funds and Checks. The funds of the Corporation shall be kept in such depositories as shall from time to time be prescribed by the Board of Directors or its designees selected for such purposes. All checks or other orders for the payment of money shall be signed by the Chief Executive Officer, the Chief Financial Officer, a Vice President, the Treasurer or such other person or agent as may from time to time be authorized and with such countersignature, if any, as may be required by the Board of Directors.

SECTION 4.10 Contracts and Other Documents. The Chief Executive Officer and the Secretary, or such other officer or officers as may from time to time be authorized by the Chief Executive Officer, the Board of Directors or any other committee given specific authority by the Board of Directors during the intervals between the meetings of the Board of Directors, shall have the power to sign and execute on behalf of the Corporation deeds, conveyances, contracts and any and all other documents requiring execution by the Corporation.

SECTION 4.11 Ownership of Securities of Another Entity. Unless otherwise directed by the Board of Directors, the Chief Executive Officer, the Chief Financial Officer, a Vice President, the Treasurer or the Secretary, or such other officer or agent as shall be authorized by the Board of Directors, shall have the power and authority, on behalf of the Corporation, to attend and to vote at any meeting of securityholders of any entity in which the Corporation holds securities or equity interests and may exercise, on behalf of the Corporation, any and all of the rights and powers incident to the ownership of such securities or equity interests at any such meeting, including the authority to execute and deliver proxies and consents on behalf of the Corporation.

SECTION 4.12 Delegation of Duties. In the absence, disability or refusal of any officer to exercise and perform his or her duties, the Board of Directors may delegate to another officer such powers or duties.

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SECTION 4.13 Resignation and Removal. Any officer of the Corporation may be removed from office for or without cause at any time by the Board of Directors. Any officer may resign at any time in the same manner prescribed under Section 3.03.

SECTION 4.14 Vacancies. The Board of Directors shall have the power to fill vacancies occurring in any office.

ARTICLE V
Stock

SECTION 5.01 Shares With Certificates. The shares of stock of the Corporation shall be represented by certificates, provided that the Board of Directors may provide by resolution or resolutions that some or all of any or all classes or series of the Corporation’s stock shall be uncertificated shares. Any such resolution shall not apply to shares represented by a certificate until such certificate is surrendered to the Corporation. Every holder of stock in the Corporation represented by certificates shall be entitled to have a certificate signed by, or in the name of the Corporation by, (a) the Chairman of the Board of Directors, any Vice Chairman of the Board of Directors, the Chief Executive Officer or a Vice President and (b) the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, certifying the number and class of shares of stock of the Corporation owned by such holder. Any or all of the signatures on the certificate may be a facsimile. The Board of Directors shall have the power to appoint one or more transfer agents and/or registrars for the transfer or registration of certificates of stock of any class, and may require stock certificates to be countersigned or registered by one or more of such transfer agents and/or registrars.

SECTION 5.02 Shares Without Certificates. If the Board of Directors chooses to issue shares of stock without certificates, the Corporation, if required by the DGCL, shall, within a reasonable time after the issue or transfer of shares without certificates, send the stockholder a written statement of the information required by the DGCL. The Corporation may adopt a system of issuance, recordation and transfer of its shares of stock by electronic or other means not involving the issuance of certificates, provided that the use of such system by the Corporation is permitted in accordance with applicable law.

SECTION 5.03 Transfer of Shares. Shares of stock of the Corporation shall be transferable upon its books by the holders thereof, in person or by their duly authorized attorneys or legal representatives, upon surrender to the Corporation by delivery thereof (to the extent evidenced by a physical stock certificate) to the person in charge of the stock and transfer books and ledgers. Certificates representing such shares, if any, shall be cancelled and new certificates, if the shares are to be certificated, shall thereupon be issued. Shares of capital stock of the Corporation that are not represented by a certificate shall be transferred in accordance with applicable law. A record shall be made of each transfer. The Board of Directors shall have power and authority to make such rules and regulations as it may deem necessary or proper concerning the issue, transfer and registration of certificates representing shares of stock of the Corporation and shares of stock without certificates.

SECTION 5.04 Lost, Stolen, Destroyed or Mutilated Certificates. A new certificate of stock or uncertificated shares may be issued in the place of any certificate previously issued by the Corporation alleged to have been lost, stolen or destroyed, and the Corporation may, in its discretion, require the owner of such lost, stolen or destroyed certificate, or his or her legal representative, to give the Corporation a bond, in such sum as the Corporation may direct, in order to indemnify the Corporation against any claims that may be made against it in connection therewith. A new certificate or uncertificated shares of stock may be issued in the place of any certificate previously issued by the Corporation that has become mutilated upon the surrender by such owner of such mutilated certificate and, if required by the Corporation, the posting of a bond by such owner in an amount sufficient to indemnify the Corporation against any claim that may be made against it in connection therewith.

SECTION 5.05 List of Stockholders Entitled to Vote. The Corporation shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting (provided, however, that if the record date for determining the stockholders entitled to vote is less than ten (10) days before the date of the meeting, the list shall reflect the stockholders entitled to vote as of the tenth (10th) day before the meeting date), arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting at least ten (10) days prior to the meeting (a) on a reasonably accessible electronic network, provided that the information required to gain access to such list is provided with the notice

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of meeting, or (b) during ordinary business hours at the principal place of business of the Corporation. In the event that the Corporation determines to make the list available on an electronic network, the Corporation may take reasonable steps to ensure that such information is available only to stockholders of the Corporation. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list of stockholders required by this Section 5.05 or to vote in person or by proxy at any meeting of stockholders.

SECTION 5.06 Fixing Date for Determination of Stockholders of Record.

(A) In order that the Corporation may determine the stockholders entitled to notice of any meeting of stockholders or any adjournment thereof, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting. If the Board of Directors so fixes a date, such date shall also be the record date for determining the stockholders entitled to vote at such meeting unless the Board of Directors determines, at the time it fixes such record date, that a later date on or before the date of the meeting shall be the date for making such determination. If no record date is fixed by the Board of Directors, the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for determination of stockholders entitled to vote at the adjourned meeting, and in such case shall also fix as the record date for stockholders entitled to notice of such adjourned meeting the same or an earlier date as that fixed for determination of stockholders entitled to vote in accordance herewith at the adjourned meeting.

(B) In order that the Corporation may determine the stockholders entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted, and which record date shall not be more than sixty (60) days prior to such action. If no such record date is fixed, the record date for determining stockholders for any such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto.

(C) Unless otherwise restricted by the Restated Certificate of Incorporation, in order that the Corporation may determine the stockholders entitled to express consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date shall not be more than ten (10) days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. If no record date for determining stockholders entitled to express consent to corporate action in writing without a meeting is fixed by the Board of Directors, (i) when no prior action of the Board of Directors is required by law, the record date for such purpose shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation in accordance with applicable law, and (ii) if prior action by the Board of Directors is required by law, the record date for such purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action.

SECTION 5.07 Registered Stockholders. Prior to the surrender to the Corporation of the certificate or certificates for a share or shares of stock or notification to the Corporation of the transfer of uncertificated shares with a request to record the transfer of such share or shares, the Corporation may treat the registered owner of such share or shares as the person entitled to receive dividends, to vote, to receive notifications and otherwise to exercise all the rights and powers of an owner of such share or shares. To the fullest extent permitted by law, the Corporation shall not be bound to recognize any equitable or other claim to or interest in such share or shares on the part of any other person, whether or not it shall have express or other notice thereof.

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ARTICLE VI
Notice and Waiver of Notice

SECTION 6.01 Notice. Notice is deemed given (i) if mailed, when deposited in the mail, postage prepaid, directed to the stockholder at such stockholder’s address as it appears on the records of the Corporation, (ii) if by facsimile, when directed to a number at which the stockholder has consented to receive notice, (iii) if by e-mail, when directed to an e-mail address at which the stockholder has consented to receive such notice and (iv) if by any other form of electronic transmission, when directed to the stockholder as required by law and, to the extent required by applicable law, in the manner consented to by that stockholder; provided, however, that if a stockholder submits a request to the Secretary that notice be delivered to it by a specific method of delivery or transmission contemplated herein, then notice is deemed given only if delivered or transmitted in the requested manner. Without limiting the manner by which notice otherwise may be given effectively to stockholders, any notice to stockholders may be given by electronic transmission in the manner provided in Section 232 of the DGCL.

SECTION 6.02 Waiver of Notice. A written waiver of any notice, signed by a stockholder or director, or waiver by electronic transmission by such person, whether given before or after the time of the event for which notice is to be given, shall be deemed equivalent to the notice required to be given to such person. Neither the business nor the purpose of any meeting need be specified in such a waiver. Attendance at any meeting (in person or by remote communication) shall constitute waiver of notice except attendance for the express purpose of objecting at the beginning of the meeting to the transaction of any business because the meeting is not lawfully called or convened.

ARTICLE VII
Indemnification

SECTION 7.01 Indemnification of Directors and Officers in Third Party Proceedings. Subject to the other provisions of this Article VII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (a “Proceeding”) (other than an action by or in the right of the Corporation) by reason of the fact that such person is a current or former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such Proceeding if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe such person’s conduct was unlawful. The termination of any Proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which such person reasonably believed to be in or not opposed to the best interests of the Corporation, and, with respect to any criminal action or proceeding, had reasonable cause to believe that such person’s conduct was unlawful.

SECTION 7.02 Indemnification of Officers and Directors in Actions by or in the Right of the Corporation. Subject to the other provisions of this Article VII, the Corporation shall indemnify, to the fullest extent permitted by the DGCL, as now or hereinafter in effect, any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that such person is a current or former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection with the defense or settlement of such action or suit if such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the Corporation; except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the Delaware Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

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SECTION 7.03 Successful Defense. To the extent that a present or former director or officer of the Corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding described in Section 7.01 or Section 7.02, or in defense of any claim, issue or matter therein, such person shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

SECTION 7.04 Indemnification of Others. Subject to the other provisions of this Article VII, the Corporation shall have power to indemnify its employees and agents to the extent not prohibited by the DGCL or other applicable law. The Board of Directors shall have the power to delegate to any person or persons identified in subsections (1) through (4) of Section 145(d) of the DGCL the determination of whether employees or agents shall be indemnified.

SECTION 7.05 Advance Payment of Expenses. Expenses (including attorneys’ fees) actually and reasonably incurred by an officer or director of the Corporation in defending any Proceeding shall be paid by the Corporation in advance of the final disposition of such Proceeding upon receipt of a written request therefor (together with documentation reasonably evidencing such expenses) and an undertaking by or on behalf of the person to repay such amounts if it shall ultimately be determined that the person is not entitled to be indemnified under this Article VII or the DGCL. Such expenses (including attorneys’ fees) actually and reasonably incurred by current or former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise may be so paid upon such terms and conditions, if any, as the Corporation deems appropriate. The right to advancement of expenses shall not apply to any claim for which indemnity is excluded pursuant to these bylaws, but shall apply to any Proceeding referenced in Section 7.06(ii) or 7.06(iii) prior to a determination that the person is not entitled to be indemnified by the Corporation.

SECTION 7.06 Limitation on Indemnification. Subject to the requirements in Section 7.03 and the DGCL, the Corporation shall not be obligated to indemnify any person pursuant to this Article VII in connection with any Proceeding (or any part of any Proceeding):
(i) for which payment has actually been made to or on behalf of such person under any statute, insurance policy, indemnity provision, vote or otherwise, except with respect to any excess beyond the amount paid;
(ii) for an accounting or disgorgement of profits pursuant to Section 16(b) of the Exchange Act, or similar provisions of federal, state or local statutory law or common law, if such person is held liable therefor (including pursuant to any settlement arrangements);
(iii) for any reimbursement of the Corporation by such person of any bonus or other incentive-based or equity-based compensation or of any profits realized by such person from the sale of securities of the Corporation, as required in each case under the Exchange Act (including any such reimbursements that arise from an accounting restatement of the Corporation pursuant to Section 304 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), or the payment to the Corporation of profits arising from the purchase and sale by such person of securities in violation of Section 306 of the Sarbanes-Oxley Act), if such person is held liable therefor (including pursuant to any settlement arrangements);
(iv) initiated by such person, including any Proceeding (or any part of any Proceeding) initiated by such person against the Corporation or its directors, officers, employees, agents or other indemnitees, unless (a) the Board of Directors authorized the Proceeding (or the relevant part of the Proceeding) prior to its initiation, (b) the Corporation provides the indemnification, in its sole discretion, pursuant to the powers vested in the Corporation under applicable law, (c) otherwise required to be made under Section 7.07 or (d) otherwise required by applicable law; or
(v) if prohibited by applicable law.

SECTION 7.07 Determination; Claim. If a claim for indemnification or advancement of expenses under this Article VII is not paid in full within 90 days after receipt by the Corporation of the written request therefor, the claimant shall be entitled to an adjudication by a court of competent jurisdiction of his or her entitlement to such indemnification or advancement of expenses. The Corporation shall indemnify such person against any and all expenses that are actually and reasonably incurred by such person in connection with any action for indemnification or advancement of expenses from the Corporation under this Article VII, to the extent such person is successful in such action, and to the extent not prohibited by law. In any such suit, the Corporation shall, to the fullest extent not prohibited by law, have the burden of proving that the claimant is not entitled to the requested indemnification or advancement of expenses.

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SECTION 7.08 Non-exclusivity of Rights. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article VII shall not be deemed exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under the Restated Certificate of Incorporation or any statute, these Bylaws, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in such person’s official capacity and as to action in another capacity while holding such office. The Corporation is specifically authorized to enter into individual contracts with any or all of its directors, officers, employees or agents respecting indemnification and advancement of expenses, to the fullest extent not prohibited by the DGCL or other applicable law.

SECTION 7.09 Insurance. The Corporation may purchase and maintain insurance on behalf of any person who is a current or former directors and officers or other current or former employees and agents of the Corporation or by persons currently or formerly serving at the request of the Corporation as directors, officers, employees or agents of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person’s status as such, whether or not the Corporation would have the power to indemnify such person against such liability under the provisions of the DGCL.

SECTION 7.10 Survival. The rights to indemnification and advancement of expenses conferred by this Article VII shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such a person.

SECTION 7.11 Effect of Repeal or Modification. A right to indemnification or to advancement of expenses arising under a provision of the Restated Certificate of Incorporation or these Bylaws shall not be eliminated or impaired by an amendment to the Restated Certificate of Incorporation or these Bylaws after the occurrence of the act or omission that is the subject of the civil, criminal, administrative or investigative action, suit or proceeding for which indemnification or advancement of expenses is sought, unless the provision in effect at the time of such act or omission explicitly authorizes such elimination or impairment after such action or omission has occurred.

SECTION 7.12 Certain Definitions. For purposes of this Article VII, references to the “Corporation” shall include, in addition to the resulting corporation, any constituent corporation (including any constituent of a constituent) absorbed in a consolidation or merger which, if its separate existence had continued, would have had power and authority to indemnify its directors, officers, employees or agents, so that any person who is or was a director, officer, employee or agent of such constituent corporation, or is or was serving at the request of such constituent corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, shall stand in the same position under the provisions of this Article VII with respect to the resulting or surviving corporation as such person would have with respect to such constituent corporation if its separate existence had continued. For purposes of this Article VII, references to “other enterprises” shall include employee benefit plans; references to “fines” shall include any excise taxes assessed on a person with respect to an employee benefit plan; and references to “serving at the request of the corporation” shall include any service as a director, officer, employee or agent of the corporation which imposes duties on, or involves services by, such director, officer, employee or agent with respect to an employee benefit plan, its participants or beneficiaries; and a person who acted in good faith and in a manner such person reasonably believed to be in the interest of the participants and beneficiaries of an employee benefit plan shall be deemed to have acted in a manner “not opposed to the best interests of the corporation” as referred to in this Article VII.

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ARTICLE VIII
Miscellaneous

SECTION 8.01 Electronic Transmission. For purposes of these Bylaws, “electronic transmission” means any form of communication, not directly involving the physical transmission of paper, including the use of, or participation in, one or more electronic networks or databases (including one or more distributed electronic networks or databases), that creates a record that may be retained, retrieved, and reviewed by a recipient thereof, and that may be directly reproduced in paper form by such a recipient through an automated process.

SECTION 8.02 Corporate Seal. The Board of Directors may provide a suitable seal, containing the name of the Corporation, which seal shall be in the charge of the Secretary. If and when so directed by the Board of Directors or a committee thereof, duplicates of the seal may be kept and used by the Treasurer or by an Assistant Secretary or Assistant Treasurer.

SECTION 8.03 Fiscal Year. The fiscal year of the Corporation shall be fixed, and shall be subject to change, by the Board of Directors. Unless otherwise fixed by the Board of Directors, the fiscal year of the Corporation shall consist of the twelve (12) month period ending on December 31.

SECTION 8.04 Construction; Section Headings. For purposes of these Bylaws, unless the context otherwise requires, (i) reference to “Articles” and “Sections” refer to articles and sections of these Bylaws and (ii) the term “include” or “includes” means includes, without limitation, and “including” means including, without limitation. Section headings in these Bylaws are for convenience of reference only and shall not be given any substantive effect in limiting or otherwise construing any provision herein.

SECTION 8.05 Inconsistent Provisions. In the event that any provision of these Bylaws is or becomes inconsistent with any provision of the Restated Certificate of Incorporation, the DGCL or any other applicable law, such provision of these Bylaws shall not be given any effect to the extent of such inconsistency but shall otherwise be given full force and effect.

ARTICLE IX
Forum

SECTION 9.01 Forum. Unless the Corporation consents in writing to the selection of an alternative forum, (i) any derivative action or proceeding brought on behalf of the Corporation, (ii) any action asserting a claim of breach of a fiduciary duty owed by any director, officer, stockholder or employee of the Corporation to the Corporation or the Corporation’s stockholders, (iii) any action asserting a claim arising pursuant to any provision of the DGCL, the Restated Certificate of Incorporation or these Bylaws (as either may be amended or restated) or (iv) any action asserting a claim governed by the internal affairs doctrine of the law of the State of Delaware shall, to the fullest extent permitted by law, be exclusively brought in the Court of Chancery of the State of Delaware or, if such court does not have subject matter jurisdiction thereof, the federal district court of the State of Delaware. Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States of America shall be the exclusive forum for the resolution of any claims under the Securities Act of 1933, as amended, or any successor thereto. Nothing herein contained shall be construed to preclude stockholders that assert claims under the Exchange Act, or any successor thereto, from bringing such claims in state or federal court, subject to applicable law. To the fullest extent permitted by law, any person or entity purchasing or otherwise acquiring or holding any interest in shares of capital stock of the Corporation shall be deemed to have notice of and consented to the provisions of this Article IX.

10X GENOMICS, INC	A-15	2024 PROXY STATEMENT

ARTICLE X
Amendments

SECTION 10.01 Amendments. The Board of Directors is expressly authorized to make, alter, amend, repeal and rescind, in whole or in part, these Bylaws without the assent or vote of the stockholders in any manner not inconsistent with the laws of the State of Delaware or the Restated Certificate of Incorporation. The stockholders also shall have the power to make, amend, alter, repeal and rescind, in whole or in part, these Bylaws; provided, however, that such action by the stockholders shall require, in addition to any other vote required by the Restated Certificate, or applicable law, ~~except that~~ the affirmative vote of the holders of two-thirds (2/3) of the voting power of all the then-outstanding shares of stock of the Corporation present in person or represented by proxy at a meeting of stockholders and entitled to vote thereon, voting together as a single class~~, shall be required in order for the Corporation to make, alter, amend, repeal or rescind, in whole or in part, Sections 2.02, 2.03, 2.09, 3.03 and 3.04 of these Bylaws (including, this Section 10.01) or to adopt any provision inconsistent herewith~~.

[Remainder of Page Intentionally Left Blank]

10X GENOMICS, INC	A-16	2024 PROXY STATEMENT

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting of

10X GENOMICS, INC.

To Be Held On:

COMPANY NUMBER	
ACCOUNT NUMBER	
CONTROL NUMBER	

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a copy. To facilitate timely delivery please make the request as instructed below before 5/28/2024.

Please visit http://www.astproxyportal.com/ast/23039, where the following materials are available for view:

- Notice of Annual Meeting of Stockholders
- Proxy Statement
- Form of Electronic Proxy Card
- Annual Report on Form 10-K

TO REQUEST MATERIAL: **TELEPHONE: 888-Proxy-NA (888-776-9962) or 201-299-6210 (for international callers)**

E-MAIL: help@equiniti.com

WEBSITE: https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterials

TO VOTE:

ONLINE: To access your online proxy card, please visit **www.voteproxy.com** and follow the on-screen instructions or scan the QR code with your smartphone. You may enter your voting instructions at www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

VIRTUALLY AT THE MEETING: The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet please visit https://web.lumiconnect.com/213535898 (password: 10xgenomics2024) and be sure to have your control number available.

MAIL: You may request a card by following the instructions above.

NOMINEE:
Kimberly J. Popovits

Please note that you cannot use this notice to vote by mail.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.

ANNUAL MEETING OF STOCKHOLDERS OF

10X GENOMICS, INC.

June 11, 2024

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

VIRTUALLY AT THE MEETING - The company will be hosting the meeting live via the Internet. To attend the meeting via the Internet, please visit https://web.lumiconnect.com/213535898 (password: 10xgenomics2024) and be sure to have your control number available.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23039

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

061124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEE:

	FOR	AGAINST	ABSTAIN
Kimberly J. Popovits	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposals 2, 3 and 4.**

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

10X GENOMICS, INC.

June 11, 2024

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS:
The Notice of Meeting, proxy statement and proxy card are available at http://www.astproxyportal.com/ast/23039

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

061124

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF DIRECTORS AND "FOR" PROPOSALS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEE:	FOR	AGAINST	ABSTAIN
Kimberly J. Popovits	☐	☐	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This proxy when properly executed will be voted as directed herein by the undersigned stockholder. **If no direction is made, this proxy will be voted FOR THE NOMINEE in Proposal 1 and FOR Proposals 2, 3 and 4.**

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

10X GENOMICS, INC.

Proxy for Annual Meeting of Stockholders on June 11, 2024

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints Serge Saxonov and Eric. S. Whitaker, and each of them, with full power of substitution and power to act alone, as proxies to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of 10X GENOMICS, INC., to be held Tuesday, June 11, 2024 at 1:30 p.m. PDT, online at https://web.lumiconnect.com/213535898 (password: 10xgenomics2024), and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side)

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